As filed with the Securities and Exchange Commission on February 11, 2016
Registration File No. 333-208211
Registration File No. 811-23116

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-2
☒   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒   Pre-Effective Amendment No. 2
☒   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒   Amendment No. 2
NorthStar Corporate Income Fund-T
(Exact name of registrant as specified in charter)
399 Park Avenue, 18th Floor
New York, New York 10022
(212) 547-2600
(Address and telephone number,
including area code, of principal executive offices)
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary
399 Park Avenue, 18th Floor
New York, New York 10022
(Name and address of agent for service)
COPIES TO:
Steven B. Boehm, Esq.
Cynthia R. Beyea, Esq.
Sutherland Asbill & Brennan LLP,
700 Sixth Street, NW, Suite 700,
Washington, District of Columbia 20001
Tel. No. (202) 383-0100
Fax No. (202) 637-3593
Approximate date of proposed public offering:   As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.   ☒
It is proposed that this filing will become effective (check appropriate box):
☐    when declared effective pursuant to Section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.001 par value per share	20,000,000	$9.4688	$189,376,000	$19,070

(1)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended, solely for the purpose of determining the registration fee.

(2)
Previously paid.

☒
The members of the Board of Trustees of NorthStar Corporate Income Master Fund have also executed this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED FEBRUARY 11, 2016
Preliminary Prospectus
Maximum Offering of 20,000,000 Common Shares
NorthStar Corporate Income Fund-T
Common Shares
NorthStar Corporate Income Fund-T, or the Fund, is a newly-organized Delaware statutory trust registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified, closed-end management investment company.
Investment Objective.   The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.
Principal Investment Strategies.   The Fund will invest substantially all of its assets in NorthStar Corporate Income Master Fund, or the Master Fund, a separate non-diversified, closed-end management investment company that is registered under the 1940 Act with the same investment objective and strategies as the Fund.
The Master Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies. Income-producing securities include first and second lien loans, subordinated debt, bonds and structured credits, including collateralized loan obligations, or CLOs, debt and equity, or as such investments are referred to herein, the Master Fund’s Target Securities. The Master Fund may invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. For a further discussion of the Master Fund’s principal investment strategies, see “Investment Objective and Strategies.”
The offering period, or the Offering, of the Fund will end one year from the date that Shares (as defined below) are first sold to the public unless otherwise extended for up to 90 days by the Board of Trustees (as defined below).
Unlisted Closed-End Fund.   An investment in the Fund is subject to, among others, the following risks:
•
The Fund intends to implement a share repurchase program, but only a limited number of the Fund’s common shares, or the Shares, may be eligible for repurchase. Accordingly, you should consider that you may not have access to the money you invest for an indefinite period of time until the Fund completes a liquidity event. The Fund’s board of trustees, or the Board, or the Master Fund’s board of trustees, or the Master Fund’s Board, may suspend or terminate the share repurchase program at any time. See “Share Repurchase Program.”

•
Although the Fund may complete a liquidity event approximately five years after the completion of this offering, or at such earlier time as the Board may determine, taking into consideration market conditions and other factors, there can be no assurance that there will be a liquidity event at all. As a result of the foregoing, an investment in the Fund is not suitable if you need access to the money you invest. See “Share Repurchase Program” and “Liquidity Strategy.”

•
Because you may be unable to sell your Shares, you may be unable to reduce your exposure to the Fund in any market downturn.

•
The Master Fund has not identified any specific investments that it will make with the proceeds from this offering, and you will not have the opportunity to evaluate the Master Fund’s investments prior to purchasing Shares. As a result, the Fund’s offering may be considered a “blind pool” offering.

•
Initially, the Fund expects that some of its distributions will be paid to holders of the Fund’s Shares, or the Shareholders, from the proceeds from this offering and, more specifically, from the proceeds from the purchase of Shares pursuant to a Distribution Support Agreement (as defined below). Additionally, some distributions may be paid through the waiver of fees by NSAM Adviser or OZ Credit Management. You should understand that any such distributions would not be based on the investment performance of the Fund, investing through the Master Fund, and would be sustained only if the Fund, investing through the Master Fund, achieves positive investment performance in future periods. After the Distribution Support Agreement has terminated, we may not have sufficient cash available to pay distributions at the rate we had paid during preceding periods or at all.

Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which will result in a Shareholder recognizing additional gain upon the sale of Shares, including in situations in which a Shareholder may have suffered an overall loss in an investment in Shares.
•
Beginning the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the Dealer Manager (as defined below) and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of your investment in the Fund.

•
Shares are highly illiquid and appropriate only as a long-term investment. An investment in Shares should be considered only by investors who can assess and bear the illiquidity and other risks associated with such an investment. See “Summary of Terms — Suitability” and “Summary of Terms — Risk Factors.” Purchasers of Shares are subject to immediate dilution as a result of expenses we will incur in connection with this offering. In addition, because the Fund intends to continuously issue Shares in the Offering, you may experience additional dilution in the net asset and fair value of your Shares. See “Types of Investments and Related Risks — Risks Relating to an Investment in Fund Shares.” A Shareholder’s interest in the Fund will be diluted if it issues additional Shares, which could reduce the overall value of an investment in the Fund.

Investing in the Fund’s Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page 55 of this prospectus.

	Per Share	Total
Public Offering Price(1)	$9.47	$189,376,000
Sales Load(2)	$0.38	$7,600,000
Proceeds to the Fund (Before Expenses)(3)	$9.09	$181,776,000

(1)
Assumes all Shares are sold at the initial offering price of  $9.4688 per Share (rounded to the nearest whole cent throughout this prospectus), subject to adjustment based upon, among other things, the Fund’s net asset value per Share, or NAV per Share. Shares will be sold at a public offering price equal to the Fund’s NAV per Share, plus the Sales Load and organization and offering expenses discussed in Notes 2 and 3, respectively, below. See “Plan of Distribution.”

(2)
“Sales Load” includes selling commissions and dealer manager fees. These amounts have been rounded to the nearest whole cent. The actual maximum Sales Load will be calculated using a percentage of the gross investment amount equal to selling commissions of 2.0% and dealer manager fees of 2.0% for the purchase of Shares. Beginning the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the Dealer Manager (as defined below) and Selected Broker-Dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of an investment in the Fund. The distribution and servicing fee is considered a Fund expense and, consequently, is not included in the Sales Load. The Fund will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Fund and shareholders, equals 8.0% of the aggregate gross proceeds raised in the Offering excluding proceeds from Share sales pursuant to the DRP; (ii) the date when the written shareholder distribution and servicing plan, or the Distribution and Shareholder Servicing Plan, terminates or is not continued, or (iii) the date at which a Liquidity Event (as defined below) occurs.

(3)
The Fund estimates that it will incur approximately $2.0 million of expenses if the maximum number of Shares is sold. NSAM Adviser has agreed to limit the amount of   “Organization and Offering Expenses” incurred by the Fund to 1.0% of the aggregate proceeds raised in the Offering, after the payment of selling commissions and dealer manager fees. Shareholders will indirectly bear such fees and expenses.

Because you will pay a sales load of up to 4.0% and offering expenses of up to 1.0%, if you invest $100 in Shares and pay the full sales load, approximately $95.00 of your investment will actually be used for investments. As a result, based on the initial public offering price of  $9.47, you would have to experience a total net return on your investment of approximately 5.26% in order to recover these expenses. See “Use of Proceeds.”
NORTHSTAR SECURITIES, LLC
The date of this prospectus is            , 2016

Structure.   The Fund will pursue its investment objective by investing substantially all of the net proceeds from this offering in common shares of the Master Fund, or Master Fund shares. The Master Fund will make the investments described in this prospectus with the proceeds it receives from the Seed Capital Investments (as defined below) and from the issuance of shares to the Fund and any other investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund.
Investment Advisers.   The Master Fund and the Fund will be managed by NSAM B-CEF Ltd, or NSAM Adviser, which is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, under the Investment Advisers Act of 1940, as amended, or the Advisers Act. NSAM Adviser will be responsible for overseeing the management of the Master Fund’s and the Fund’s activities, including their investment strategies, investment goals, asset allocations, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund and the Fund. NSAM Adviser is an affiliate of NorthStar Asset Management Group Inc., or NorthStar, an approximately $38 billion global asset management firm as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally.
The Master Fund and NSAM Adviser will engage OZ Institutional Credit Management LP, or OZ Credit Management, which is a registered investment adviser under the Advisers Act, to serve as sub-adviser to the Master Fund. The Fund and NSAM Adviser will also engage OZ Credit Management to serve as sub-adviser to the Fund. OZ Credit Management is an affiliate of Och-Ziff Capital Management Group LLC, or Och-Ziff, and will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund and the Fund, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion.
Securities Offered.   The Fund is offering on a continuous basis up to 20,000,000 Shares at a public offering price equal to the Fund’s then current NAV per Share, plus Organization and Offering Expenses, plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the Fund’s gross investment amount per Share. NorthStar Securities, LLC, an affiliate of NSAM Adviser, referred to herein as NorthStar Securities and as the Dealer Manager, acts as dealer manager for the Fund’s offering of Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. See “Plan of Distribution.” There is a minimum initial investment of  $4,000. Closings are expected to occur on a bi-monthly basis, each, a “Bi-Monthly Closing.” The Fund will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
Investors will pay selling commissions of 2.0% and dealer manager fees of 2.0%, for the purchase of Shares. No selling commissions or dealer manager fees will be paid in connection with sales under the distribution reinvestment plan, or DRP. In addition, beginning the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the Dealer Manager and Selected Broker-Dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of your investment in the Fund. The Fund will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Fund and shareholders, equals 8.0% of the aggregate gross proceeds raised in the Offering excluding proceeds from Share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued, or (iii) the date at which a Liquidity Event occurs.
i

Seed Capital Investments.   NorthStar Realty Finance Corp., or NorthStar Realty, an affiliate of NorthStar, and OZ Corporate Investors, LLC, an affiliate of Och-Ziff, each invested $1.0 million in the Master Fund in exchange for Master Fund shares. The Master Fund shares issued to the seed capital investors and the Master Fund shares issued to the Fund and any other investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund, possess identical characteristics, rights, priorities, and preferences. NorthStar Realty and OZ Corporate Investors, LLC will vote their shares in the Master Fund in the same proportion as which the other Master Fund shares are voted. In addition, NorthStar and OZ Corporate Investors, LLC have purchased an aggregate of  $100,000 of the Fund Shares for purposes of satisfying the seed capital regulatory requirement under the 1940 Act (collectively, with the seed capital investment in the Master Fund, the Seed Capital Investments). These Fund Shares were acquired prior to the Fund’s effectiveness, and were purchased at a price that was not less than the initial public offering price for the Fund Shares (net of selling commissions and dealer manager fees that apply to the Fund Shares).
This prospectus sets forth concisely important information about the Fund and the Master Fund that a prospective investor should know before investing in Shares. Please read this prospectus before investing and keep it for future reference. The Fund will file annual and semi-annual reports about it with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information will also be available free of charge by contacting the Fund at 399 Park Avenue, 18th Floor, New York, NY 10022, or by telephone at (212) 547-2600, or the Fund website at http://www.northstarsecurities.com/corporateincome. Information contained on the website is not incorporated by reference into this prospectus and you should not consider that information to be part of this prospectus.
Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.
Neither the SEC nor any state securities commission has approved or disapproved the investment merit of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement the Fund filed with the SEC, using a continuous offering process, to raise capital. Periodically, as the Fund makes material investments through the Master Fund or has other material developments, it will provide a prospectus supplement or may amend this prospectus to add, update or change information contained in this prospectus.
Any statement that the Fund makes in this prospectus will be modified or superseded by any inconsistent statement made by the Fund in a subsequent prospectus supplement. The registration statement filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.”
You should rely only on the information contained in this prospectus. Neither the Fund nor the Dealer Manager has authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or issuance of the Shares. If there is a material change in the Fund’s affairs, it will amend or supplement this prospectus.

SUMMARY OF TERMS
This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Fund. Before investing, a prospective investor in the Fund should carefully read the more detailed information appearing elsewhere in this prospectus.
THE FUND
NorthStar Corporate Income Fund-T is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.
THE MASTER FUND
NorthStar Corporate Income Master Fund is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Master Fund has the same investment objective and strategies as the Fund. The Master Fund may have investors in addition to the Fund from time to time that may (individually or in the aggregate) own a greater percentage of the Master Fund than is owned by the Fund. The Master Fund’s investors will be limited to other registered closed-end management investment companies with a principal investment strategy of investing substantially all of their assets in the Master Fund and entities related to NSAM Adviser or OZ Credit Management, which made Seed Capital Investments and which may invest pursuant to the Distribution Support Agreement (as defined below).
The Master Fund intends to initially make investments through NorthStar Corporate Income Fund (Cayman) Ltd., a Cayman exempted limited company that is a wholly owned subsidiary of the Master Fund, or the Foreign Subsidiary. The Master Fund generally gains access to certain newly issued Regulation S securities through the Foreign Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued to non-U.S. persons through offerings made pursuant to Regulation S of the Securities Act of 1933, as amended, or the Securities Act.
The Fund’s investment strategies and risks as described in this Registration Statement reflect the aggregate operations of the Master Fund and the Foreign Subsidiary. The Master Fund will comply with the provisions of the 1940 Act governing investment policies and capital structure and borrowings on an aggregate basis with the Foreign Subsidiary. The Foreign Subsidiary will comply with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and with the requirements of the 1940 Act relating to the custody of a registered investment company’s assets.
THE ADVISER
The Master Fund will be managed by NSAM Adviser pursuant to an investment advisory agreement, or the Master Fund Advisory Agreement. The Fund will be managed by NSAM Adviser pursuant to an investment advisory agreement, or the Fund Advisory Agreement. NSAM Adviser is a Bermuda exempted limited company that will be a registered investment adviser under the Advisers Act prior to the commencement of this offering.

Although NSAM Adviser has no operating history, it is led by an experienced senior management team of investment professionals with, on average, over 23 years of operational and management experience in the commercial real estate and alternative investment management industries, including David T. Hamamoto, Daniel R. Gilbert, Albert Tylis, Debra A. Hess and Ronald J. Lieberman. NSAM Adviser in conjunction with OZ Credit Management, will make management decisions regarding the selection, negotiation, financing and disposition of the Master Fund’s and the Fund’s investments, subject to certain limitations and the direction and oversight of the Master Fund’s Board and the Board. NSAM Adviser also provides asset management, marketing, investor relations and other administrative services on behalf of the Fund and the Master Fund with the goal of maximizing operating cash flow and preserving invested capital.
Pursuant to the Master Fund Advisory Agreement and the Fund Advisory Agreement, NSAM Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund or the Master Fund, including compensation payable by NSAM Adviser to the Master Fund’s and the Fund’s chief financial officer, chief compliance officer and other administrative personnel, to the extent allocable. The Fund and the Master Fund will also reimburse NSAM Adviser for routine non-compensation overhead costs, including rent, office supplies, utilities and capital equipment, incurred by NSAM Adviser or its affiliates in performing administrative services for the Fund and the Master Fund.
NSAM Adviser will oversee the Master Fund’s and the Fund’s financial records and prepare shareholder reports and reports filed with the SEC. In addition, NSAM Adviser will perform the calculation and publication of the Master Fund’s and the Fund’s NAV, and oversee the preparation and filing of the Master Fund’s and the Fund’s tax returns, the payment of the Master Fund’s and the Fund’s expenses and the performance oversight of various third party service providers. See “Fund and Master Fund Expenses.”
NSAM Adviser is an affiliate of NorthStar, an approximately $38 billion global asset management firm as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally.
As NSAM Adviser does not have employees, NSAM Adviser has entered into a staffing agreement with one or more affiliates of NorthStar, the NSAM Adviser Staffing Agreement, under which NorthStar’s affiliates will agree to make certain senior management and other personnel available to NSAM Adviser to perform services for the Master Fund.

NorthStar currently manages six publicly-registered investment platforms, including NorthStar Realty, a publicly-traded, diversified commercial real estate company with approximately $16 billion in assets under management as of September 30, 2015, and NorthStar Realty Europe Corp., a publicly traded European commercial real estate company with approximately $2.4 billion in assets under management as of September 30, 2015, collectively with NorthStar Realty, the NorthStar Listed Companies, as adjusted for acquisitions and commitments to purchase through August 4, 2015, and four public, non-traded real estate investment trusts, which are referred to as NorthStar Non-Traded Companies, or REITs: NorthStar Real Estate Income Trust, Inc., NorthStar Real Estate Income II, Inc., NorthStar Healthcare Income, Inc. and NorthStar/RXR New York Metro Real Estate, Inc. We refer to the NorthStar Non-Traded Companies, collectively with the NorthStar Listed Companies and any future companies, funds or vehicles managed by NorthStar or its affiliates, as the NorthStar Managed Companies. Through its management of these companies, the management team of NorthStar and its affiliates has developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations. In addition, NorthStar’s senior management team has substantial experience in private debt, private equity and real estate investing.
As of September 30, 2015, NorthStar and its affiliates had approximately 360 employees located domestically and internationally, with its principal executive offices located in New York, New York and additional offices in Cleveland, Ohio; Denver, Colorado; Dallas, Texas; Bethesda, Maryland; Los Angeles, California; San Francisco, California; London, England; Luxembourg; Hong Kong; and Bermuda.
THE SUB-ADVISER
The Master Fund will be sub-advised by OZ Credit Management pursuant to an investment sub-advisory agreement, or the Master Fund Sub-Advisory Agreement, by and among the Master Fund, OZ Credit Management and NSAM Adviser. The Fund will be sub-advised by OZ Credit Management pursuant to an investment sub-advisory agreement, or the Fund Sub-Advisory Agreement, by and among the Fund, OZ Credit Management and NSAM Adviser. OZ Credit Management is a Delaware limited partnership formed on November 26, 2014 that is a registered investment adviser under the Advisers Act.
Although OZ Credit Management has no operating history, its affiliate, Och-Ziff, has a successful asset management track record since 1994. OZ Credit Management will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s portfolio, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion.

OZ Credit Management is an affiliate of Och-Ziff, a leading publicly-traded global institutional alternative asset manager founded in 1994. As of January 1, 2016, Och-Ziff managed $44.6 billion of assets under management across equities, credit, real estate/private investments and convertible and derivative arbitrage. Och-Ziff has significant global reach with a local presence in the United States, Europe and Asia. Och-Ziff serves the investment needs of a diversified institutional investor base, providing asset management services through alternative investment vehicles that pursue a broad range of global investment opportunities. In connection with its management of publicly-traded companies, the management team of Och-Ziff has developed significant expertise in public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations.
As part of its global platform, Och-Ziff has managed credit investments since 1999 across both alternative and traditional investment solutions, including global multi-strategy funds, traditional credit strategies and single-strategy funds. Certain members of Och-Ziff’s credit strategies investment team will also serve as OZ Credit Management’s investment professionals as described further under “Management — Key Personnel of OZ Credit Management.” Och-Ziff’s credit asset management is conducted through its credit strategies investment team, which manages approximately $17.0 billion of assets as of October 1, 2015, across the United States, Europe and Asia in both the performing credit marketplace, which includes senior secured loans, high-yield bonds and investment grade credit, and the opportunistic credit marketplace, which includes distressed bonds and loans, mezzanine debt, private credit/bespoke financing, structured credits and derivatives, among other credit investments. Och-Ziff’s institutional credit strategies investment team, a group within the credit strategies investment team that focuses on performing credit, manages approximately $7.1 billion of assets under management as of October 1, 2015. In 2014, Och-Ziff traded for its clients over $19.7 billion in U.S. corporate credit and $12.3 billion in U.S. senior secured loans. In the first half of 2015, Och-Ziff traded approximately $16.3 billion in U.S. corporate credit and approximately $7.3 billion in U.S. senior secured loans.
OZ Credit Management’s investment professionals have experience in navigating the investment landscape in which the Fund will invest. The Fund believes that OZ Credit Management’s experience and investment approach will help to successfully assist in executing the investment strategy. See “Management of the Fund and the Master Fund” and “Portfolio Management” for information regarding OZ Credit Management, and “Investment Objective and Strategies — Investment Process Overview” for a description of the investment process.
In accordance with the Master Fund Sub-Advisory Agreement, OZ Credit Management will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Master Fund, as stipulated in the Master Fund Sub-Advisory Agreement.
In accordance with the Fund Sub-Advisory Agreement, OZ Credit Management will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund, as stipulated in the Fund Sub-Advisory Agreement.
PORTFOLIO MANAGEMENT
The Master Fund expects to benefit from the collaborative effort of NSAM Adviser and OZ Credit Management, including their combined business and industry specific knowledge, transaction expertise and deal-sourcing capabilities. NSAM Adviser will oversee the management of the Master Fund’s portfolio activities, including its investment strategy, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolio. OZ Credit Management, which has access to the global resources of the Och-Ziff platform, will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s portfolio, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion. NSAM Adviser has ultimate responsibility for the investments of the Master Fund, including the management of the Master Fund’s activities and monitoring of the Master Fund’s portfolio. If determined to be in the best interest of the Master Fund’s shareholders, NSAM Adviser has the ability to sell portfolio securities, including any investments made by OZ Credit Management. NSAM Adviser and OZ Credit Management intend to hold regular meetings to plan and discuss the investment strategy and policies, current market developments, investment goals and investment criteria. The Fund believes that the active and ongoing participation by NorthStar, Och-Ziff and their respective affiliates in the credit markets, in addition to the experience and investment approach of NSAM Adviser’s and OZ Credit Management’s respective management teams and affiliates, will allow its investment strategy to be successfully executed. See “Portfolio Management” for biographical information regarding NSAM Adviser’s and OZ Credit Management’s senior investment professionals and “Investment Objective and Strategies — Investment Process Overview” for a description of the investment process.
All investments will be based on the sourcing capabilities and recommendations of OZ Credit Management. The Master Fund’s Board, including a majority of trustees who are not “interested persons” of the Fund as defined in the 1940 Act, will oversee and monitor the Master Fund’s investment performance and relationship with NSAM Adviser and OZ Credit Management. See “The Adviser” and “The Sub-Adviser.”

INVESTMENT OBJECTIVE
The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.
INVESTMENT STRATEGIES
The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet its ongoing expenses. All investments are made at the Master Fund level; therefore, the Fund’s investment results will correspond directly to the investment results of the Master Fund.
The Master Fund will have the same investment objective and policies as the Fund, although there can be no assurance that the Master Fund will achieve its investment objective. The Master Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. Prior to raising significant capital, the Master Fund may make smaller investments due to liquidity constraints, with the expectation that investment sizes may increase as the fund grows.
The investment strategy employed by NSAM Adviser and OZ Credit Management on behalf of the Master Fund is supported by a disciplined and rigorous credit review process and a belief that a deep fundamental understanding of companies and the industries in which they operate is critical to generating positive total returns. To implement this investment strategy, the Master Fund will seek to leverage the combined expertise of NSAM Adviser and OZ Credit Management.
The current global market environment may present compelling investment opportunities that capitalize on the cyclical variability of individual economies and the increasing market need for non-bank sources of financing as businesses’ capital needs evolve and regulatory requirements change.
To capitalize on these opportunities, the Master Fund will seek to utilize the combined competitive advantages of NSAM Adviser and OZ Credit Management, including:
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Leveraging the skills and experience of NSAM Adviser’s and OZ Credit Management’s investment teams and their respective affiliates;

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Applying Och-Ziff’s experience in:

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Utilizing its global, cross-asset platform and global network of investment professionals to generate new opportunities and to underwrite investments;

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Dynamically allocating capital across strategies and geographies;

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Actively managing investment portfolios;

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Maintaining a disciplined credit selection process and employing established underwriting policies and procedures;

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Structuring or purchasing investments that target attractive risk-adjusted returns while seeking to minimize risk of loss; and

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Capitalizing on the strong capital markets relationships of the investment teams of NSAM Adviser and OZ Credit Management and affiliates.

For a full description of NSAM Adviser’s and OZ Credit Management’s competitive advantages, see “Investment Objective and Strategies.”
The Fund’s and the Master Fund’s investment objective and strategies may be changed without the vote of the Shareholders, or the Master Fund’s shareholders, as applicable, by the Board, or the Master Fund’s Board, as applicable, with at least 60 days’ written notice provided to Shareholders or the Master Fund’s shareholders.
PORTFOLIO COMPOSITION
Securities.   The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies, including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity.
Geography.   The Master Fund intends to invest globally, with an emphasis on North America and Europe under normal market conditions, although in certain situations the Master Fund may invest in securities of issuers domiciled elsewhere. The Master Fund will utilize the broad resources and global reach of the NorthStar and Och-Ziff platforms to generate a dynamic portfolio across geographies. The Master Fund expects to primarily source its investments from those regions in which NorthStar and Och-Ziff maintain offices. NorthStar has offices overseas in London, England; Luxembourg; Hong Kong; and Bermuda. Och-Ziff has eight offices globally and currently maintains a presence in the United States, Europe and Asia.
Other Characteristics.   The Master Fund intends to target companies with established market positions, seasoned management teams, proven products and services, strong regional or national operations and positive cash flows, which the Master Fund believes generally possess better risk-adjusted return profiles than newer companies.
The Master Fund generally expects to structure or purchase investments that have strong protections, including default penalties, prepayment fees, information rights and affirmative,

negative and financial covenants, which the Master Fund believes, when coupled with the other features of our investments described above, will allow us to reduce our risk of capital loss and enable us to achieve attractive risk-adjusted returns.
The Master Fund invests in companies regardless of market capitalization. The mix of the Master Fund’s investments at any time will depend on the industries and types of credit instruments NSAM Adviser and OZ Credit Management believe represent the best risk-adjusted returns within the Master Fund’s investment strategies.
The Master Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Master Fund may leverage the expertise of NSAM Adviser and OZ Credit Management to influence decisions amongst certain issuers with the goal of preserving capital and enhancing the Master Fund’s investment position.
The Master Fund may hold select positions in equity securities, including common and preferred shares and convertible securities, or other assets that the Master Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Master Fund believes that a disposition is most advantageous. The Master Fund may also purchase select positions in equity securities, including common and preferred shares, and convertible securities.
The Master Fund also may use various hedging and other risk management strategies to seek to manage various Master Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Master Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Master Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including taking short positions in debt or equity securities, buying or selling options or futures contracts on indexes, and entering into swaps.
The Master Fund intends to invest its uninvested cash in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Master Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents.
MARKET OPPORTUNITIES
Dispersion and variability in individual country economies create frequent investment opportunities.   At any point in time, the growth, inflation and other financial conditions of individual country economies vary, creating distinct investment environments on a country-by-country basis. The Master Fund’s global investment program allows it to invest or re-allocate capital across these individual countries when investment opportunities are most compelling.
Traditional bank lending in the United States and Europe continues to be constrained by heightened regulation, increased capital requirements and general risk aversion since 2009.   Since 2009, the commercial banking sector has seen heightened oversight and regulatory pressure, forcing banks to increase capital and decrease leverage. The Fund believes many of these regulations, both in the United States and globally, including Basel III, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, the Volcker Rule and Leverage Lending Guidelines have and are likely to continue to significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold corporate securities on their balance sheets. Coupled with new risk retention requirements for CLOs, the Fund believes regulatory developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for corporations.
The pullback of traditional lenders to corporations creates investment opportunities for alternative sources of capital.    Exacerbating the heightened oversight and external regulatory pressure facing traditional lenders, commercial banks are strategically repositioning and reducing risk internally, thereby limiting the amount of capital they lend to corporations. The U.S. senior secured loan market has seen significant, steady decline in banks’ market participation over the last 20 years. This dramatic pullback has created a lending gap that provides opportunity for alternative sources of capital, such as the Master Fund, to fill the void. Similarly, following the liquidity crisis and recent worldwide recession, which we refer to as the Great Recession, commercial banks’ trading subsidiaries lessened their willingness to hold corporate credit as measured by their 90% decrease in balance sheet inventory from October 2007 to December 2015. This reaction created a void in the corporate bond market similar to the aforementioned loan market dynamics that requires non-traditional capital sources, such as the Master Fund, to meet market demand.
Strong demand for debt from current and future corporate borrowers.   The Fund believes corporate borrowers will require significant debt capital to refinance existing debt. As stated in the Credit Suisse, CS Credit Strategy Default Review (22 January 2016), between 2016 and 2021, over $2 trillion of U.S. and European corporate credit maturities are anticipated to come due. Combined with the significant pullback in traditional lending from commercial banks, the Fund believes the Master Fund, with its flexible capital, will be in a position to selectively service these global corporate maturities. In addition to the refinancing needs of corporations, the Fund believes the significant amount of uninvested capital held by private equity funds will create significant future issuance as the private equity funds look to deploy capital. The Fund believes this addition of significant supply to the lending market will create a robust investment environment, presenting the Master Fund with investment opportunities consistent with its investment objective.
European corporate borrowers will seek alternative forms of capital as European banks reduce lending.   Historically the financing needs of European corporations were met by European commercial banks’ lending within their own country and in Europe broadly. Similar to U.S. commercial banks, heightened oversight and regulatory pressure, including higher capital requirements as a result of Basel III, have led European commercial banks to significantly reduce their lending to corporations. Traditionally, European corporations relied on European commercial banks for the majority of their financing, with minimal reliance on non-bank capital markets. The Fund believes this bank-capital markets imbalance in Europe will create opportunity for the Master Fund to provide financing to European corporations as a source of capital.
Senior secured loan asset class provides an attractive risk-adjusted return profile.   Senior secured loans are typically collateralized by a company’s assets and structured with first lien or second lien priority on corporate asset collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. These structural characteristics combine to provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis.
CLO securities, and CLO equity specifically, provide an opportunity for attractive risk-adjusted returns.   The Fund believes investing in CLO securities, including debt and equity provide the opportunity for attractive risk-adjusted returns. CLO equity securities tend to be complex and require certain experience, skills and resources to adequately analyze and invest in the asset class. The Fund believes the specialized experience, skills and resources of NSAM Adviser and OZ Credit Management in investing in and managing Commercial Mortgage Backed Securities rated double-B and lower, or CMBS B-Pieces; collateralized debt obligations, or CDOs; and CLO debt and equity will enable us to seek to capitalize on attractive risk-adjusted returns in this asset class.
For a full description of the market opportunities, see “Investment Objective and Strategies — Market Opportunity.”
BORROWINGS
The Master Fund may borrow to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments the costs associated with such borrowing will be indirectly borne by the Shareholders and the Master Fund’s shareholders. Currently, the Master Fund intends to utilize secured credit facilities or total return swaps, or TRS. In the future, the Master Fund may issue debt securities or utilize other forms of leverage. The Master Fund’s ability to incur indebtedness is limited such that its asset coverage (as defined in the 1940 Act) must equal at least 300.0% immediately after each time it incurs indebtedness. The Master Fund’s ability to issue preferred shares is limited such that its asset coverage must equal at least 200.0% after each issuance of such preferred shares. See “Investment Objective and Strategies — Borrowings.”
MANAGEMENT AND INCENTIVE FEES
As long as the Fund has a policy to invest all or substantially all of its assets in the Master Fund, it will not incur a separate management fee or incentive fee, but the Fund and the Shareholders are indirectly subject to the Master Fund’s Management Fee and Incentive Fee (each as defined below). Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by NSAM Adviser to the Master Fund, NSAM Adviser is entitled to a fee consisting of two components — a base management fee and an incentive fee, or the Management Fee and the Incentive Fee, respectively.
The Management Fee is calculated at an annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents. The Management Fee is payable quarterly in arrears and is calculated based on the Master Fund’s gross assets at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, the gross assets of such-quarter end).
The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee will be subject to a quarterly fixed preferred return to investors, expressed as a rate of return on the value of the Master Fund’s adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a “catch up” feature.
On an annualized basis, OZ Credit Management will be paid 50.0% of all fees payable to NSAM Adviser under the Master Fund Advisory Agreement with respect to each year, which fees are payable to NSAM Adviser quarterly in arrears.
ADMINISTRATION
Pursuant to a master administration and accounting agreement by and among State Street Bank and Trust Company, or the Administrator, the Master Fund and the Fund, or the Administration Agreement, the Administrator provides the Master Fund and the Fund with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, the Master Fund and the Fund pay fees and expenses as incurred each month. See “Administration Agreement.”
OPERATING EXPENSES
The Fund directly bears all expenses incurred in its operation, including amounts that the Fund reimburses to NSAM Adviser, OZ Credit Management and the Administrator for

services provided under the Fund Advisory Agreement, the Fund Sub-Advisory Agreement or the Administration Agreement, respectively, and indirectly bears its pro rata portion of all expenses incurred by the Master Fund based on its ownership of Master Fund shares, including amounts that the Master Fund reimburses to NSAM Adviser for administrative services provided under the Master Fund Advisory Agreement, amounts that the Master Fund reimburses to OZ Credit Management for administrative services provided under the Master Fund Sub-Advisory Agreement, amounts that the Master Fund reimburses to the Administrator for services provided under the Administration Agreement, and amounts payable to third-party service providers engaged by NSAM Adviser on behalf of the Master Fund. See “Summary of Fees and Expenses” and “Fund and Master Fund Expenses.”
DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to declare cash distributions, or Fund Ordinary Distributions, on a bi-monthly basis and pay such distributions on a monthly basis beginning no later than the first calendar month after Shares are first sold to the public. Such Fund Ordinary Distributions are expected to be paid using distributions received from the Master Fund, or Master Fund Ordinary Distributions, net of any Fund operating expenses. Master Fund Ordinary Distributions are expected to consist of all or a portion of the Master Fund’s net investment income for tax purposes, net short-term capital gains and dividends and other distributions paid to the Master Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains for tax purposes). If the cash distributions the Master Fund pays during a calendar month exceed the Master Fund’s net investment income for such month, a portion of Master Fund Ordinary Distributions will be funded by NorthStar Realty’s and OZ Corporate Investors, LLC’s purchases of Master Fund shares pursuant to the Distribution Support Agreement (as defined below).
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.
Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or Shares, which may take the form of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Master Fund. See “Distributions.”

The Fund’s distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from the Offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the Offering, including any fees payable to NSAM Adviser. A Shareholder may not be subject to immediate taxation on the amount of any distribution.
The Shareholder’s basis in its Shares will first be reduced (but not below zero) by the amount of the return of capital, which will result in the Shareholder recognizing additional gain (or a lower loss) when the Shares are sold. To the extent that the amount of the return of capital exceeds the Shareholder’s basis in its Shares, such excess amount will be treated as gain from the sale of the Shareholder’s Shares. A Shareholder may recognize a gain from the sale of his or her Shares even if the Shareholder sells the Shares for less than the original purchase price. Each distribution estimated by the Fund to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to Shareholders. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”
DISTRIBUTION SUPPORT AGREEMENT
Pursuant to a distribution support agreement, or the Distribution Support Agreement, NorthStar Realty and OZ Corporate Investors, LLC have each agreed to purchase up to $5.0 million in Master Fund shares, of which $1.0 million was contributed by each to the Master Fund as Seed Capital Investments, totaling $10.0 million in Master Fund shares, from time to time at the current NAV per Master Fund share until the earlier of  (a) two years from the date on which the Fund, or another investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither NSAM Adviser nor any of its affiliates is serving as the Master Fund’s investment adviser, or (c) the date upon which neither OZ Credit Management nor any of its affiliates is serving as the Master Fund’s investment sub-adviser. In no event shall NorthStar Realty or OZ Corporate Investors, LLC be required to purchase in aggregate greater than $5.0 million each in Master Fund shares, including its respective Seed Capital Investment. If the cash distributions the Master Fund pays during any calendar month exceed the Master Fund’s net investment income for such month, NorthStar Realty and OZ Corporate Investors, LLC will purchase Master Fund shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to the Master Fund shareholders exceed the Master Fund’s net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to the Master Fund shareholders, including the Fund, at a rate of 7.0% per annum or at all. Further, a $5.0 million investment in the Master Fund by each of NorthStar Realty and OZ Corporate Investors, LLC, in accordance with the Distribution Support Agreement, may not be sufficient to enable the Master Fund to pay distributions to Master Fund shareholders at a rate of at least 7.0% per annum during the term of the agreement. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Master Fund and, consequently, the Fund, may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.
Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her capital gain (or reducing loss) on a subsequent sale of Shares. For more information regarding the Distribution Support Agreement, the purchase of Master Fund shares thereunder as of the date of this prospectus and the distribution policy, please see “Distributions — Distribution Support Agreement.”
BOARD OF TRUSTEES
The Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. A majority of the Trustees will be trustees who are not “interested persons” of the Fund as defined in the 1940 Act, or the Independent Trustees. These same Trustees will also serve as the Independent Trustees of the Master Fund’s Board. See “Management of the Fund and the Master Fund.”
THE OFFERING
The Fund is offering on a continuous basis up to 20,000,000 Shares. Shares will be offered through NorthStar Securities, at an offering price equal to the Fund’s then current NAV per Share, plus Organization and Offering Expenses, plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the Fund’s gross investment amount per Share. The Offering will end one year from the date that Shares are first sold to the public, unless otherwise extended for up to 90 days by the Board of Trustees.
PURCHASES OF SHARES
To purchase Shares in the Offering, an investor must complete and sign a subscription agreement (in the form attached to this prospectus as Appendix A) for a specific dollar amount equal to or greater than $4,000 and pay such amount at the time of subscription. An investor should make his or her check payable to “NorthStar Corporate Income Fund-T.” Subscriptions will be effective only upon the Fund’s acceptance and it reserves the right to reject any subscription in whole or in part. Subscriptions will be accepted or rejected by the Fund within 15 days of receipt and, if rejected, all funds will be returned to subscribers without deduction for any expenses within ten business days from the date the subscription is rejected. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for his or her benefit. An investor does not have the option of rescinding a purchase order after the Shares to be purchased pursuant to the subscription agreement have been issued to the investor at a Bi-Monthly Closing.
There is a minimum initial investment of  $4,000. Additional purchases must be in increments of  $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Fund. See “Distribution Reinvestment Plan.”
An approved trustee must process and forward to the Fund subscriptions made through individual retirement accounts, or IRAs, Keogh plans and 401(k) plans. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.
SALES LOAD
The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales through investment advisers or banks acting as trustees or fiduciaries, and sales to affiliates. Investors will pay selling commissions of 2.0% and dealer manager fees of 2.0%, for the purchase of Shares. No selling commissions or dealer manager fees will be paid in connection with sales of Shares under the DRP. In addition, beginning the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the Dealer Manager and Selected Broker-Dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of an investment. The Fund will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Fund and shareholders, equals 8.0% of the aggregate gross proceeds raised in the Offering excluding proceeds from Share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued, or (iii) the date at which a Liquidity Event occurs.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.
ORGANIZATION AND OFFERING EXPENSES
NSAM Adviser and OZ Credit Management and their affiliates have incurred organization and offering costs, on the Fund’s behalf, of approximately $283,000 as of February 10, 2016. NSAM Adviser and OZ Credit Management and their affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. As of February 10, 2016, no organization and offering costs have been allocated to the Fund.
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to the Offering. The Fund has charged offering costs against capital in excess of par value on the balance sheet.
NSAM Adviser and OZ Credit Management will be entitled to receive equal reimbursement from the Fund of organization and offering expenses each has paid on the Fund’s behalf, either directly or through their respective affiliates. However, NSAM Adviser has agreed to limit the amount of organization and offering expenses incurred by the Fund to 1.0% of the aggregate proceeds raised in the Offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by NSAM Adviser and OZ Credit Management and their affiliates, and NSAM Adviser and OZ Credit Management are responsible for the payment of the Fund’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in the Offering, after payment of selling commissions and dealer manager fees.
PLAN OF DISTRIBUTION
This is a continuous offering of Shares as permitted by the federal securities laws. The Dealer Manager has agreed to sell the Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. The Fund will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
SUITABILITY STANDARDS
An investment in the Fund involves a considerable amount of risk. A Shareholder may lose all or a portion of its money.

Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. As a result, the Fund has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings, and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Fund’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Fund based on such investor’s overall investment objective and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of  (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of NSAM Adviser and OZ Credit Management and (e) the tax consequences of the investment. See “Investor Suitability.”
ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Investors subject to the Employee Retirement Income Security Act of 1974, as amended, or ERISA, and other tax-exempt entities, including employee benefit plans, IRAs, and 401(k) and Keogh plans, may purchase Shares. Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, neither the Fund, the Master Fund nor NSAM Adviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”
UNLISTED CLOSED-END STRUCTURE
Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange and does not expect any secondary market to develop for the Shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a listed closed-end fund, is not a liquid investment.
The Fund intends to institute a share repurchase program, but it may limit the number of Shares that it will offer to repurchase. As a result, an investor’s ability to sell his or her Shares may be limited and such investor may not receive a full return of invested capital upon selling his or her Shares. The Fund will not charge for the transfer of its Shares except for necessary and reasonable costs it actually incurs.

The Fund believes that an unlisted closed-end structure is most appropriate for the long-term nature of the Master Fund’s investment strategy. The ability to hold positions through various market conditions is crucial to maximizing shareholder value. Features that interfere with this ability (such as daily redemptions that cause the premature sale of investments) could impair the Master Fund’s ability to execute its strategy. Accordingly, an unlisted closed-end structure helps the Master Fund achieve its investment objective. Because Shares will not be listed on a national securities exchange, the Shares will not be subject to the market price volatility associated with the public markets. However, the NAV of the Shares may be volatile.
PERIODIC LIQUIDITY THROUGH SHARE REPURCHASE PROGRAM
To provide Shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to Master Fund shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following the date of the Fund’s commencement of operations. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. In addition, the Fund will limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund intends to offer to repurchase such Shares at a price equal to the NAV per Share on each date of repurchase.
The Fund’s assets consist primarily of its interest in Master Fund shares. Therefore, in order to finance the repurchase of Shares pursuant to the repurchase offers, the Fund may find it necessary to liquidate all or a portion of its interest in Master Fund shares. As a result, the Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund shares. The Fund expects the Master Fund to conduct quarterly repurchase offers for Master Fund shares.

If the amount of repurchase requests exceeds the number of Shares the Fund seeks to repurchase, the Fund will repurchase Shares on a pro-rata basis. If the Fund does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Fund determines not to make repurchases of Shares, a Shareholder may not be able to dispose of their Shares. Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the regulated investment company, or RIC, qualification and diversification rules promulgated under the Internal Revenue Code of 1986, as amended, or the Code.
While the Fund intends to conduct quarterly repurchase offers as described above, the Fund is not required to do so and the Board or the Master Fund’s Board may suspend or terminate such repurchase offers at any time. Investors have no right to require the Fund to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to an Investment in the Shares.”
LIQUIDITY STRATEGY
The Fund and the Master Fund will explore a liquidity event for Shareholders approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund’s Board may determine, taking into consideration market conditions and other factors. Accordingly, investors should consider that they may not have access to the money they invest for an indefinite period of time until a liquidity event is completed. The Fund may determine not to pursue a liquidity event if it believes that then-current market conditions are not favorable for a liquidity event.
A liquidity event could include (i) the purchase by the Master Fund for cash of all the Fund’s Master Fund shares at net asset value and the distribution of that cash to the Fund’s shareholders on a pro rata basis in connection with the Fund’s complete liquidation and dissolution; (ii) subject to the approval of the shareholders of each feeder fund, a listing of the shares of the Master Fund on a national securities exchange and the liquidation and dissolution of each feeder fund, including the Fund, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund or (iii) a merger or another transaction approved by the Board and the Master Fund’s Board in which the Shareholders will receive cash or securities of a publicly-traded company. The aforementioned scenarios are referred to as “liquidity events.”
While the Fund and the Master Fund intend to explore a liquidity event approximately five years following the completion of this offering or at such earlier time as the Board and the Master Fund’s Board may determine, taking into consideration market conditions and other factors, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that there will be a liquidity event at all.

DISTRIBUTION REINVESTMENT PLAN
The Fund intends to adopt an “opt in” DRP pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to participate in or terminate their participation in the DRP within a reasonable time as specified in the plan. If Shareholders do not elect to participate in the plan, they will automatically receive any distributions the Fund declares in cash.
The Fund expects to issue Shares pursuant to the DRP at the Bi-Monthly Closing conducted on the day of or immediately following each monthly distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Bi-Monthly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.
TAXATION
Each of the Fund and the Master Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, the Fund and the Master Fund generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that are distributed to Shareholders or Master Fund shareholders, as applicable. To qualify and maintain their qualification as RICs for U.S. federal income tax purposes, the Fund and the Master Fund must meet certain specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of their net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Tax Aspects.”
FISCAL YEAR
For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.
REPORTS TO SHAREHOLDERS
As soon as practicable after the end of each calendar year, the Fund will furnish to Shareholders a statement on Form 1099-DIV identifying the source of the distributions paid by the Fund to Shareholders for tax purposes. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
CONFLICTS OF INTEREST
NSAM Adviser, OZ Credit Management and certain of their respective affiliates will experience conflicts of interest in connection with the management of the Master Fund’s business affairs, including, but not limited to, the following:
•
The trustees, officers and other personnel of NSAM Adviser and OZ Credit Management allocate their time between advising the Master Fund and managing other investment activities and business activities in which they may be involved;

•
The compensation payable to NSAM Adviser and OZ Credit Management will be approved by the Board,

consistent with exercise of the requisite standard of care applicable to trustees under Delaware law and under the 1940 Act. Such compensation is payable, in most cases, whether or not Shareholders receive distributions;
•
The Master Fund may compete with certain affiliates or clients of NSAM Adviser and OZ Credit Management for investments, creating certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•
Regardless of the quality of the assets acquired, the services provided to the Fund, or whether the Fund makes distributions to the Shareholders, NSAM Adviser and OZ Credit Management will receive certain fees in connection with the management and sale of the Master Fund’s portfolio investments;

•
The potential for NSAM Adviser and OZ Credit Management to earn an incentive fee may create an incentive for OZ Credit Management to enter into or recommend and for NSAM Adviser to approve investments that are riskier or more speculative than would otherwise be in the best interest of the Master Fund, and, since the base management fee is based on average total assets, NSAM Adviser and OZ Credit Management may have an incentive to increase portfolio leverage in order to earn higher base management fees;

•
Because the Dealer Manager is an affiliate of NSAM Adviser, its due diligence review and investigation of the Fund, the Master Fund and this prospectus cannot be considered to be an independent review;

•
The personnel of NorthStar and Och-Ziff will allocate their time between assisting NSAM Adviser and OZ Credit Management, respectively, in connection with identifying investment opportunities and making investment recommendations and performing similar and other functions for other business activities in which they may be involved;

•
NSAM Adviser, OZ Credit Management and their respective affiliates may give advice and recommendations regarding securities to other clients that may differ from advice and recommendations given to the Master Fund because, among other things, the tax positions may differ, amounts available for investment may differ and there may be different investment concentration criteria;

•
NSAM Adviser, OZ Credit Management and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and the Master Fund and/or may involve substantial time and resources of NSAM Adviser and OZ Credit Management;
•
The Fund’s senior management and members of NSAM Adviser and OZ Credit Management may serve as trustees of, or in a similar capacity with, companies the Master Fund does or may invest in. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict the Master Fund’s ability to buy or sell the securities of such company under the policies of the company or applicable law;

•
The Master Fund, OZ Credit Management and their affiliates have filed for exemptive relief from the SEC to engage in certain types of co-investment transactions with NSAM Adviser, OZ Credit Management and their affiliates. These co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, following receipt of exemptive relief, NSAM Adviser and OZ Credit Management will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
From time to time, the Master Fund and other clients for which NSAM Adviser and OZ Credit Management provide investment management services may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients.

RISK FACTORS
Investing in the Fund involves risks, including the risk that Shareholders may receive little or no return on their investment or that Shareholders may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. Because the Fund will invest substantially all of its assets in the Master Fund, an investment in the Fund carries all of the risks of an investment in the Master Fund. For a more complete discussion of the risks of investing in the Master Fund, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Fund:

Risks Related to the Business and Structure of the Fund and the Master Fund
•
The Fund and the Master Fund are new companies and have no operating histories.

•
The Fund and the Master Fund may be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence, and are not limited with respect to the proportion of assets that may be invested in securities of a single issuer.

•
The Board may change the Fund’s investment objective by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse.

•
Changes in laws or regulations governing the Fund’s or the Master Fund’s operations may adversely affect the Fund’s or the Master Fund’s business or cause the Fund or the Master Fund to alter its business strategy.

•
The impact of financial reform legislation on the Master Fund and the Fund is uncertain.

•
The Master Fund may face increasing competition for investment opportunities, which could delay deployment of its capital, reduce returns and result in losses.

•
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect the Fund.

•
The Fund and the Master Fund are uncertain of their sources for funding their future capital needs; if the Fund or the Master Fund cannot obtain equity or debt financing on acceptable terms, its ability to make investments and to expand operations will be adversely affected.

•
The Master Fund may be obligated to pay NSAM Adviser incentive compensation even if the Master Fund incurs a net loss due to a decline in the value of its portfolio.

•
NSAM Adviser, OZ Credit Management, the Fund and the Master Fund face cyber-security risks.

•
Certain provisions of the Fund’s organizational documents and certain statutes could deter takeover attempts and have an adverse impact on the value of its Shares.

Risks Related to an Investment in the Shares
•
The NAV of Shares may fluctuate significantly.

•
Investors in the Offering will incur dilution.

•
This is a “best efforts” offering, and if the Fund is unable to raise substantial funds, the Master Fund will be limited in the number and type of investments it may make, and the value of a Shareholder’s investment may be reduced in the event the Master Fund’s assets under-perform.

•
The Dealer Manager has only limited experience selling Shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number Shares for the Fund to achieve its investment objective.

•
The Master Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Master Fund’s investments prior to purchasing Shares.

•
The Master Fund may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.

•
The Fund may experience fluctuations in its quarterly results.

•
Shareholders and prospective investors seeking to purchase shares will not know the purchase price per Share at the time that their subscription agreements are accepted as of the next Bi-Monthly Closing. As such, Shareholders and prospective investors could receive greater or fewer Shares than anticipated if the Fund’s NAV per Share decreases or increases, respectively.

•
The amount of any distributions the Fund may make is uncertain. There is a risk that Shareholders may not receive distributions or that the Fund’s distributions may not grow over time. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that Shareholders originally invested and represent a return of capital to Shareholders for tax purposes. Additionally, during the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.

•
The Shares sold in the Offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if Shareholders purchase Shares in the Offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their Shares.

•
The Fund is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for a Shareholder to sell his or her Shares.

•
Beginning with the first calendar quarter following the date of the Fund’s commencement of operations, the Fund intends to offer to repurchase your Shares on a quarterly basis. As a result Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the program, they may not be able to recover the amount of their investment in the Shares. In addition, the Master Fund’s Board or the Board may suspend or terminate the share repurchase program at any time and there is no guarantee that the program will remain in place.

•
Unless the Master Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Fund’s periodic repurchase offers will be at a lower price than the price you paid for Shares, and the timing of the Fund’s repurchase offers may be at a time that is disadvantageous to Shareholders.

Risks Related to the Master Fund’s Investments
•
The Master Fund is affected by market and economic conditions that are outside of its control.

•
The Master Fund’s investments may be risky and the Master Fund could lose all or part of its investments.

◦
The debt securities and loans in which the Master Fund invests may be secured, partially secured or unsecured and may be rated below investment grade by rating agencies or that would be rated below investment grade if they were rated.

◦
Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations.

◦
The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due.

◦
Increases in interest rates may cause the Master Fund’s investments in fixed-rate credit instruments to decline in price.

◦
Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

◦
Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements.

◦
Subordinated investments in credit instruments have lower priority in right of payment to any higher ranking obligations of the borrower, and the cash flows and assets of the borrower may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower.

•
Investments in CLOs may be riskier and less transparent to the Master Fund and its Shareholders than direct investments in the underlying companies.

•
CLOs typically will have no significant assets other than their underlying loans; payments on CLO investments are and will be payable solely from the cashflows from such loans.

•
The Master Fund’s CLO investments are exposed to leveraged credit risk.

•
There is the potential for interruption and deferral of cashflow from CLO investments.

•
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact the Master Fund’s returns.

•
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of loans may adversely affect the Master Fund.

•
The Master Fund CLO securities are subject to prepayments and calls, increasing re-investment risk.

•
The Master Fund has limited control of the administration and amendment of any CLO in which it invests.

•
Loans of CLOs may be sold and replaced resulting in a loss to the Master Fund.

•
The Master Fund’s financial results may be affected adversely if one or more of the Master Fund’s significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as the Master Fund expects.

•
CLO investments are subject to interest rate risk.

•
The Master Fund will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.

•
The Master Fund is subject to risks associated with the Foreign Subsidiary, its wholly owned subsidiary.

•
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.

•
To the extent original issue discount and payment-in-kind interest or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
•
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

•
Investments in emerging markets may involve significant risks in addition to the risks inherent in U.S. investments.

•
Investments in companies whose securities are denominated or quoted in currencies other than U.S. dollars may involve significant risks.

•
Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund.

•
The Master Fund’s investments may be illiquid.

•
The Master Fund may invest in assets with no or limited performance or operating history.

•
The Master Fund is exposed to underlying borrower fraud through the Master Fund’s Target Securities held in its portfolio.

•
Changes in interest rates may have a negative impact on the Master Fund’s investments and investment opportunities.

•
Certain investments may be exposed to the credit risk of the counterparties with whom the Master Fund deals.

•
A significant portion of the Master Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Master Fund’s Board and, as a result, there will be uncertainty as to the value of the Master Fund’s investments.

•
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange.

Risks Related to NSAM Adviser, OZ Credit Management and their Affiliates
•
Because the Dealer Manager is an affiliate of NSAM Adviser, Shareholders will not have the benefit of an independent due diligence review of the Fund, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty Shareholders face.

•
The Fund’s ability to successfully conduct its continuous offering is dependent, in part, on the ability of the Dealer Manager to successfully establish, operate and maintain a network of broker-dealers.

•
Fund Shares and Master Fund shares purchased by NSAM Adviser, OZ Credit Management and their respective affiliates could be subject to certain risks, including that the affiliates of NSAM Adviser and OZ Credit Management may have an interest in disposing of the Master Fund’s assets at an earlier date so as to recover their investment in the Master Fund’s shares and that substantial purchases of Master Fund shares by the affiliates of NSAM Adviser and OZ Credit Management may limit NSAM Adviser’s and OZ Credit Management’s ability to fulfill any financial obligations that they may have to the Master Fund or incurred on the Master Fund’s behalf.

•
NSAM Adviser and OZ Credit Management or their affiliates have no prior experience managing a registered closed-end management investment company.

•
The Fund’s ability to achieve its investment objective depends on the ability of NSAM Adviser and OZ Credit Management to manage and support the Master Fund’s investment process. If NSAM Adviser or OZ Credit Management or their respective affiliates were to lose any of their respective members of their senior management teams, the Fund’s ability to achieve its investment objective could be significantly harmed.

•
Because the Fund’s business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of NSAM Adviser and OZ Credit Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Fund’s business.

•
NSAM Adviser, OZ Credit Management and their respective affiliates, including the Fund’s officers and some of the Fund’s trustees, will face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of Shareholders.

•
NSAM Adviser’s influence on conducting the Master Fund’s operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to Shareholders.

•
NSAM Adviser and OZ Credit Management will be subject to extensive regulation, including as investment advisers in the United States and, in the case of NSAM Adviser, under the Investment Business Act 2003 of Bermuda, which could adversely affect its ability to manage the Fund’s and the Master Fund’s business.

•
The Master Fund’s ability to enter into transactions with its affiliates will be restricted.

•
There may be conflicts of interest related to obligations that NSAM Adviser’s and OZ Credit Management’s respective senior management, investment teams and their affiliates have to other clients.

•
NorthStar is seeking potential strategic alternatives, which could result in a change in the ownership of NSAM Adviser and the Dealer Manager.

•
The Fund will enter into a royalty-free license to use the name “NorthStar” which may be terminated if NSAM Adviser is no longer the Master Fund’s investment adviser.

•
Extensive regulation of NSAM Adviser’s and OZ Credit Management’s businesses may affect the Fund’s activities and the Fund’s reputation, business, financial condition or results of operations could be materially affected by regulatory issues.

Risks Related to Debt Financing and Leverage
•
Regulations governing the Fund and the Master Fund’s operations as registered closed-end management investment companies affect the Fund’s and the Master Fund’s ability to raise additional capital and the way in which it does so. As registered closed-end management investment companies, the necessity of raising additional capital may expose the Fund and the Master Fund to risks, including the typical risks associated with leverage.

•
If the Master Fund borrows money, the potential for loss on amounts invested in it will be magnified and may increase the risk of investing in the Fund. Borrowed money may also adversely affect the return on assets, reduce cash available for distribution to Shareholders and result in losses.

•
The Fund will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect the Fund’s cost of capital and net investment income.

•
The Management Fee and Incentive Fee may induce NSAM Adviser or OZ Credit Management to make and recommend speculative investments or to incur leverage.

•
The recognition of income in connection with investments that the Master Fund purchases with original issue discount may result in the payment of an incentive fee to NSAM Adviser without a corresponding receipt of cash income.

U.S. Federal Income Tax Risks
•
The Fund and/or the Master Fund will be subject to corporate-level U.S. federal income tax if they are unable to qualify as RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.

•
The Master Fund and the Fund may have difficulty paying its required distributions if the Master Fund recognizes income before or without receiving cash representing such income.

•
If the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, non-corporate Shareholders will be taxed as though they received a distribution of some of the Fund’s and the Master Fund’s expenses.

SUMMARY OF FEES AND EXPENSES
The following table illustrates the aggregate fees and expenses that the Fund and the Master Fund expect to incur and that Shareholders can expect to bear directly or indirectly. As investors in the Fund, Shareholders will indirectly bear all fees or expenses paid for by the Fund or the Master Fund. The Fund does not directly pay a management fee with respect to any period during which the only investment securities held by the Fund are those of the Master Fund. As a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder arrangement, Shareholders will incur a single fee for management services provided by NSAM Adviser to the Fund and the Master Fund.
SHAREHOLDER TRANSACTION EXPENSES (as a percentage of the initial offering price for the Shares)
Sales load(1)	4.0%
Offering expenses(2)	1.0%
Total shareholder transaction expenses(3)	5.0%
ANNUAL FUND EXPENSES (as a percentage of average net assets attributable to Shares)
Distribution and servicing fee(4)	1.0%
ANNUAL MASTER FUND EXPENSES (as a percentage of average net assets attributable to Shares)
Management Fee(5)	3.0%
Incentive Fee(6)	0.0%
Interest payments on borrowed funds(7)	1.0%
Other expenses(8)	1.6%
Total annual fund expenses	5.6%

(1)
As a percentage of the Fund’s public offering price per Share. “Sales load” includes selling commissions and dealer manager fees of the Fund’s public offering price per Share. For the Fund’s Shares, an investor will pay selling commissions of 2.0% and dealer manager fees of 2.0%, respectively, of the gross investment amount. In no event will the aggregate selling commissions, dealer manager fees, and distribution and servicing fees exceed 8.0% of the gross offering proceeds received in the Offering.

(2)
Amount reflects estimated offering expenses to be paid by the Fund of up to $1.0 million if the Fund raises $100.0 million in proceeds in the Offering during the following twelve months. The offering expenses consist of costs incurred by NSAM Adviser, OZ Credit Management and their affiliates on the Fund’s behalf for legal, accounting, printing and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of the broker-dealers authorized to sell Shares, or the Selected Broker-Dealers, all of whom are or will be members of the Financial Industry Regulatory Authority, Inc., or FINRA, or other properly licensed agents. Other such costs also include marketing expenses, salaries and direct expenses of NSAM Adviser’s, OZ Credit Management’s and their affiliates’ employees and others while engaged in registering and marketing the Shares, which will include development of marketing materials and marketing presentations and training and educational meetings and generally coordinating the marketing process for the Fund. Any reimbursements for any such costs will not exceed actual expenses incurred by NSAM Adviser, OZ Credit Management and their affiliates. NSAM Adviser and OZ Credit Management are responsible for the payment of the Fund’s cumulative organization and offering expenses (other than selling commissions and dealer manager fees) to the extent they exceed 1.0% of the aggregate proceeds raised in the Offering, after payment of selling commissions and dealer manager fees, without recourse against or reimbursement by the Fund.

(3)
Amount assumes that the Fund raises $100.0 million of proceeds in the Offering during the following twelve months and uses $95.0 million of such proceeds (net of sales load and offering expenses) to purchase Master Fund shares, that the Master Fund’s average net assets during such period equal one-half of the net offering proceeds, or $47.5 million, and that the Master Fund borrows funds equal to 50.0% of its average net assets during such period, or $23.8 million. Actual expenses will depend on the number of Shares sold and the amount of leverage the Master Fund employs. For example, if the Fund were to raise proceeds significantly less than $100.0 million over the next twelve months, the annual expenses as a percentage of average net assets attributable to Shares would be significantly higher. There can be no assurance that the Fund will raise $100.0 million of proceeds in the Offering during the following twelve months.
(4)
Beginning in the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share to compensate the Dealer Manager, Selected Broker-Dealers, and investment representatives for services and expenses related to the marketing, sale, and distribution of the Shares. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of your investment in the Fund. See “Summary of Terms — Sales Load.”

(5)
This Management Fee is paid to NSAM Adviser at the Master Fund level. The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets (excluding cash and cash equivalents) during such period, which are assumed to equal 150.0% of the Master Fund’s average net assets as described in Note (3) above. The figure in the table is calculated on the basis of the Master Fund’s assumed average net assets over the following twelve months and illustrates the effect of leverage. Because the Management Fee is based on the Master Fund’s average gross assets, the Master Fund’s use of leverage will increase the Management Fee paid to NSAM Adviser. On an annualized basis, OZ Credit Management will be paid 50.0% of all fees payable to NSAM Adviser under the Master Fund Advisory Agreement with respect to each year, which fees are payable to NSAM Adviser quarterly in arrears.

(6)
The Incentive Fee is paid to NSAM Adviser at the Master Fund level. The Master Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to NSAM Adviser during certain periods. However, the Incentive Fee is based on the Master Fund’s performance and will not be paid unless the Master Fund achieves certain performance targets. The Master Fund expects the Incentive Fee the Master Fund pays to increase to the extent the Master Fund earns greater interest income through its investments in portfolio companies. On an annualized basis, OZ Credit Management will be paid 50.0% of all fees payable to NSAM Adviser under the Master Fund Advisory Agreement with respect to each year, which fees are payable to NSAM Adviser quarterly in arrears. The Incentive Fee is calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Master Fund’s adjusted capital at the beginning of the most recently completed quarter, equal to 1.75% per quarter, or an annualized hurdle rate of 7.00%, subject to a “catch-up” feature. 100.0% of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is payable to NSAM Adviser. This portion of the Incentive Fee is referred to as the “catch-up” and is intended to provide NSAM Adviser with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter. 20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to NSAM Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to NSAM Adviser). See “Management and Incentive Fees” for a full explanation of how the Incentive Fee is calculated. The amount in the table assumes that the Incentive Fee will be 0.00% of the Master Fund’s average net assets. The Master Fund does not currently expect to accrue an Incentive Fee during the year ending December 31, 2016. The figure in the table is based upon the estimated Incentive Fee for the year ending December 31, 2016, expressed as a percentage of the Master Fund’s estimated average net assets for the year ending December 31, 2016.

(7)
The Fund is not expected to borrow funds, but the Master Fund may borrow funds to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by Shareholders through the Fund’s ownership of Master Fund shares. The figure in the table assumes the Master Fund borrows for investment purposes an amount equal to 50.0% of the Master Fund’s average net assets during such period and that the annual interest rate on the amount borrowed is 2.0% over average net assets. The Master Fund’s ability to incur leverage during the following twelve months depends, in large part, on the amount of money the Fund is able to raise through the sale of Shares and capital market conditions. Because the Management Fee is based on the Master Fund’s average gross assets, the Master Fund’s use of leverage will increase the Management Fee paid to NSAM Adviser.
(8)
Other expenses include accounting, legal and auditing fees of the Fund and the Master Fund, as well as the reimbursement of the compensation of the Fund’s and Master Fund’s chief compliance officer, chief financial officer and other administrative personnel and fees payable to the trustees of the Board or the Master Fund’s Board who do not also serve in an executive officer capacity for the Fund, the Master Fund, NSAM Adviser or OZ Credit Management. The amount presented in the table estimates the amounts the Fund and the Master Fund expect to pay during the twelve months following the commencement of the Fund’s operations and does not include preferred pricing arrangements the Fund and the Master Fund may receive from certain parties as newly-formed entities. In addition, the Fund will indirectly bear its pro rata portion of organization and offering costs incurred by the Master Fund based on its ownership of Master Fund shares; however, it is expected that organization and offering costs at the Master Fund level will be de minimis.

Example:
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in the Shares. In calculating the following expense amounts, the Fund has assumed its direct and indirect annual operating expenses would remain at the percentage levels set forth in the table above. The example assumes that an investor would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:
1 Year	3 Years	5 Years	10 Years
$112	$234	$351	$629
The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. Because the example assumes a 5.0% annual return, as required by the SEC, no incentive fee would be accrued or payable in the following twelve months. The Fund’s performance will vary and may result in a return greater or less than 5.0%. In addition, the example assumes reinvestment of all distributions. For a more complete description of the various fees and expenses borne directly and indirectly by the Fund, see “Fund and Master Fund Expenses,” “Management and Incentive Fees” and “Purchases of Shares.”

THE FUND AND THE MASTER FUND
The Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on November 16, 2015 and has no operating history. The principal office of the Fund is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund.
The Master Fund is a non-diversified, closed-end management investment company that is registered under the 1940 Act. The Master Fund was organized as a Delaware statutory trust on July 23, 2015 and has no operating history. The principal office of the Master Fund is located at 399 Park Avenue, 18th Floor, New York, New York 10022, and its telephone number is (212) 547-2600.
The Master Fund has the same investment objective as the Fund. The Master Fund makes investments as described in this prospectus with the proceeds it receives from the sale of Master Fund shares to the Fund and any other investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund. All investments are made at the Master Fund level; therefore, the Fund’s investment results will correspond directly to the investment results of the Master Fund.
The Master Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies, including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. Prior to raising significant capital, the Master Fund may make smaller investments due to liquidity constraints, with the expectation that investment sizes may increase as the Master Fund grows.
The Master Fund intends to invest globally, with an emphasis on North America and Europe under normal market conditions, although in certain situations the Master Fund may invest in securities of issuers domiciled elsewhere. There is no minimum or maximum limit on the amount of the Master Fund’s assets that may be invested in non-U.S. securities.
The Master Fund will focus on investment opportunities that it believes offer potentially strong risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on these investment opportunities without respect to geographic constraints, the Master Fund believes it can create a portfolio that offers strong potential income and returns while limiting downside risk of the Master Fund. For a further discussion of the Master Fund’s principal investment strategies, see “Investment Objective, Opportunities and Strategies.” There can be no assurance that the Fund and the Master Fund will achieve their investment objectives.
The Master Fund intends to initially make investments through the Foreign Subsidiary, a Cayman exempted limited company that is a wholly owned subsidiary of the Master Fund. The Master Fund generally gains access to certain newly issued Regulation S securities through the Foreign Subsidiary. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued to non-U.S. persons through offerings made pursuant to Regulation S of the Securities Act.
The Fund’s investment strategies and risks as described in this Registration Statement reflect the aggregate operations of the Master Fund and the Foreign Subsidiary. The Master Fund will comply with the provisions of the 1940 Act governing investment policies and capital structure and borrowings on an aggregate basis with the Foreign Subsidiary. The Foreign Subsidiary will comply with the provisions of Section 17 of the 1940 Act relating to affiliated transactions and with the requirements of the 1940 Act relating to the custody of a registered investment company’s assets.
The investment adviser to the Master Fund and the Fund is NSAM Adviser. NSAM Adviser oversees the management of the Master Fund’s and the Fund’s activities, including their investment strategies, investment goals, asset allocations, leverage limitations, reporting requirements and other guidelines in addition to general monitoring of the Master Fund and the Fund. See “The Adviser.” The Master Fund and the Fund will each be sub-advised by OZ Credit Management. OZ Credit Management, which has access to the global resources of the Och-Ziff platform, will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund and the Fund, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion. See “The Sub-Adviser.” Ultimate responsibility for monitoring and overseeing the Master Fund’s and the Fund’s management and operation is vested in the individuals who serve on the Master Fund’s Board and the Board. Ultimate responsibility for monitoring and overseeing the Master Fund’s and the Fund’s investment program and its management and operation is vested in the individuals who serve on the Master Fund’s Board and the Board. The same individuals serve on the Board and the Master Fund’s Board. See “Management of the Fund and the Master Fund.”

THE ADVISER
NSAM Adviser will be responsible for overseeing the management of the Master Fund’s activities, including investment strategies, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s portfolio, subject to the oversight of the Master Fund’s Board. NSAM Adviser is an affiliate of NorthStar, an approximately $38 billion global asset management firm as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. For a description of the Management Fee and Incentive Fee payable to NSAM Adviser, see “Management and Incentive Fees.”
NSAM Adviser
The Master Fund will be managed by NSAM Adviser pursuant to the Master Fund Advisory Agreement. The Fund will be managed by NSAM Adviser pursuant to the Fund Advisory Agreement. NSAM Adviser is a Bermuda exempted limited company that will be a registered investment adviser under the Advisers Act prior to the commencement of this offering.
NSAM Adviser oversees management of the Master Fund’s and the Fund’s activities, including its investment strategy, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to general monitoring of the Master Fund’s portfolio.
NSAM Adviser, an affiliate of NorthStar, will, in conjunction with OZ Credit Management, make management decisions regarding the selection, negotiation, financing and disposition of the Master Fund’s investments, subject to certain limitations and the direction and oversight of the Master Fund’s Board. NSAM Adviser also provides asset management, marketing, investor relations and other administrative services on behalf of the Fund and the Master Fund with the goal of maximizing operating cash flow and preserving invested capital.
Pursuant to the Master Fund Advisory Agreement and the Fund Advisory Agreement, NSAM Adviser will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Fund or the Master Fund, including compensation payable by NSAM Adviser to the Master Fund’s and the Fund’s chief financial officer, chief compliance officer and other administrative personnel, to the extent allocable. The Fund and the Master Fund will also reimburse NSAM Adviser for routine non-compensation overhead costs, including rent, office supplies, utilities and capital equipment, incurred by NSAM Adviser or its affiliates in performing administrative services for the Fund and the Master Fund.
NSAM Adviser will oversee the Master Fund’s and the Fund’s financial records and prepare shareholder reports and reports filed with the SEC. In addition, NSAM Adviser will perform the calculation and publication of the Master Fund’s and the Fund’s NAV, and oversee the preparation and filing of the Master Fund’s and the Fund’s tax returns, the payment of the Master Fund’s and the Fund’s expenses and the performance oversight of various third party service providers. For a description of the expenses subject to reimbursement, see “Fund and Master Fund Expenses.”
NSAM Adviser has no operating history and does not have employees. However, NSAM Adviser has entered into the NSAM Adviser Staffing Agreement with one or more affiliates of NorthStar. Pursuant to the NSAM Adviser Staffing Agreement, one or more affiliates of NorthStar will agree to make certain senior management and other personnel available to NSAM Adviser. NSAM Adviser believes that the experienced personnel made available to NSAM Adviser by the NSAM Adviser Staffing Agreement will assist in overseeing the management of the Master Fund’s activities. NSAM Adviser has appointed an investment committee to oversee the management of the Master Fund’s activities. NSAM Adviser’s investment committee consists of the following members: Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick. See “Portfolio Management — Investment Committee of NSAM Adviser” and “Management of the Fund and the Master Fund — Board of Trustees and Executive Officers” for biographic information pertaining to the investment committee members.
A substantial portion of NSAM Adviser’s assets are located outside of the United States. As a result, it may be difficult for investors to effect service of process on NSAM Adviser in the United States or to enforce in the United States judgments obtained in U.S. courts against NSAM Adviser based on the civil liability provisions of the securities laws of the United States or any state or territory within the United States. It is doubtful whether courts in Bermuda will enforce judgments obtained in other jurisdictions, including the United States, against NSAM Adviser under the securities laws of those jurisdictions or entertain actions in Bermuda against NSAM Adviser under the securities laws of other jurisdictions.
NSAM Adviser’s Management Team
Although NSAM Adviser has no operating history, it is led by an experienced senior management team of investment professionals with, on average, over 23 years of operational and management experience in the commercial real estate and alternative investment management industries, including Messrs. Hamamoto, Gilbert, Tylis, and Lieberman and Ms. Hess.
NSAM Adviser is an affiliate of NorthStar, an approximately $38 billion global asset management firm as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. NorthStar currently manages the NorthStar Managed Companies. Through its management of these companies, NorthStar and its management team have developed significant expertise in operating publicly-registered companies, including public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations. In addition, NorthStar’s senior management team has substantial experience in private debt, private equity and real estate investing, and has a demonstrated track record of using all levels of the corporate capital structure to produce attractive risk-adjusted returns.
As of September 30, 2015, NorthStar and its affiliates had approximately 360 employees located domestically and internationally, with its principal executive offices located in New York, New York and additional offices in Cleveland, Ohio; Denver, Colorado; Dallas, Texas; Bethesda, Maryland; Los Angeles, California; San Francisco, California; London, England; Luxembourg; Hong Kong; and Bermuda.

THE SUB-ADVISER
NSAM Adviser may enter into sub-advisory relationships with registered investment advisers that possess skills that NSAM Adviser believes will aid it in achieving the Master Fund’s investment objective and carrying out the Master Fund’s investment strategies. NSAM Adviser has engaged OZ Credit Management to act as the investment sub-adviser to the Master Fund and the Fund. OZ Credit Management will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s portfolio, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion. Any proposed change that is individually or in the aggregate deemed to be material to the Master Fund’s investment strategy will require the consent of OZ Credit Management, which shall not be unreasonably withheld. OZ Credit Management is a Delaware limited partnership formed on November 26, 2014 that is a registered investment adviser under the Advisers Act, and its principal office is located at OZ Institutional Credit Management LP, 9 West 57th Street, 39th Floor, New York, NY 10019.
Under the terms of each of the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, and investment criteria approved from time to time by NSAM Adviser, OZ Credit Management will be responsible for the following, among other items, as described more fully in the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, respectively:
•
determining the composition of the Master Fund’s and the Fund’s investment portfolio, the nature and timing of changes therein and the manner of implementing such changes, including the types of securities and other assets to be purchased, retained or sold by the Master Fund and the Fund, as applicable;

•
identifying, evaluating and negotiating the structure and terms of the investments made by the Master Fund and the Fund, as applicable;

•
executing and closing the acquisition and disposition of the Master Fund’s and the Fund’s investments, as applicable;

•
monitoring the Master Fund’s and the Fund’s investment portfolio and making recommendations regarding ongoing portfolio management;

•
identifying and making recommendations with respect to certain securities and other assets that the Master Fund and the Fund may purchase, retain or sell;

•
performing or supervising other parties in performing due diligence on prospective investments recommended by OZ Credit Management;

•
assisting NSAM Adviser in performing certain of NSAM Adviser’s duties under the Master Fund Advisory Agreement and the Fund Advisory Agreement, as mutually agreed;

•
subject to the supervision of NSAM Adviser and the Master Fund’s Board, establishing and maintaining accounts on the Master Fund’s behalf with, and placing orders for the purchase and sale of the Master Fund’s portfolio securities or other investments with or through, such persons, brokers, dealers or other counterparties (including, to the extent permitted by applicable law and by the Master Fund or NSAM Adviser, any broker, dealer or other counterparty affiliated with OZ Credit Management) as OZ Credit Management may elect and negotiating commissions or spreads to be paid on such transactions;

•
reviewing all proxy solicitation materials, voting and handling all proxies in relation to the Master Fund’s and the Fund’s investments and maintaining records with respect to the proxy votes cast for the Master Fund and the Fund, as applicable;

•
making, at least annually, an in-person presentation to the Master Fund’s Board, the Board and NSAM Adviser on each of the Master Fund’s and the Fund’s performance of services and the Master Fund’s and the Fund’s investment performance;

•
with reasonable prior notice and upon reasonable request from NSAM Adviser, making marketing presentations to various groups including, but not limited to, broker/dealers, wholesalers, advisers, shareholders, industry participants or members of the press, provided, that any written materials used in connection therewith shall be approved by NSAM Adviser prior to such use; and

•
upon NSAM Adviser’s reasonable request, assisting NSAM Adviser in connection with NSAM Adviser’s valuation of the Master Fund’s and the Fund’s investments.

Furthermore, OZ Credit Management will only provide the investment advisory services expressly set forth in the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, respectively, and will not be responsible or liable for the provision of any other service, except as otherwise agreed.
In accordance with the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, respectively, OZ Credit Management will be reimbursed for certain expenses it or its affiliates incur in connection with providing services to the Master Fund and the Fund, as stipulated in the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, respectively.
OZ Credit Management is an affiliate of Och-Ziff, a leading publicly-traded global institutional alternative asset manager founded in 1994. As of January 1, 2016, Och-Ziff managed $44.6 billion of assets under management across equities, credit, real estate/private investments and convertible and derivative arbitrage. Och-Ziff has significant global reach with a local presence in the United States, Europe and Asia. Och-Ziff serves the investment needs of a diversified institutional investor base, providing asset management services through alternative investment vehicles that pursue a broad range of global investment opportunities. In connection with its management of publicly-traded companies, the management team of Och-Ziff has developed significant expertise in public company reporting, internal controls and risk management, legal and regulatory compliance, stock exchange requirements, fund management and operations.
As part of its global platform, Och-Ziff has managed credit investments since 1999 across both alternative and traditional investment solutions, including global multi-strategy funds, traditional credit strategies and single-strategy funds. Certain members of Och-Ziff’s credit strategies investment team will also serve as OZ Credit Management’s investment professionals as described further under “Management — Credit Management.” Och-Ziff’s credit asset management is conducted through its credit strategies investment team, which manages approximately $17.0 billion of assets as of October 1, 2015, across the United States, Europe and Asia in both the performing credit marketplace, which includes senior secured loans, high-yield bonds and investment grade credit, and the opportunistic credit marketplace, which includes distressed bonds and loans, mezzanine debt, private credit/bespoke financing, structured credits and derivatives, among other credit investments. Och-Ziff’s institutional credit strategies investment team, a group within the credit strategies investment team that focuses on performing credit, manages approximately $7.1 billion of assets under management as of October 1, 2015. In 2014, Och-Ziff traded for its clients over $19.7 billion in U.S. corporate credit and $12.3 billion in U.S. senior secured loans. In the first half of 2015, Och-Ziff traded approximately $16.3 billion in U.S. corporate credit and approximately $7.3 billion in U.S. senior secured loans.
Although OZ Credit Management has no operating history, its affiliate, Och-Ziff, has a successful asset management track record since 1994. The Master Fund believes that OZ Credit Management’s experience and investment approach will help to successfully assist in achieving the Master Fund’s investment objective and executing its investment strategy. See “Management” and “Portfolio Management” for information regarding OZ Credit Management, and “Investment Objective and Strategies — Investment Process Overview” for a description of the investment process.

USE OF PROCEEDS
NorthStar and Och-Ziff have each invested $1.0 million in the Master Fund in exchange for Master Fund shares.
Substantially all of the net proceeds from the sale of Shares are to be invested in the Master Fund as of the date of the Bi-Monthly Closing on which such proceeds are received by the Fund. The Master Fund currently anticipates that it will be able to fully invest substantially all of the Master Fund’s assets within approximately three months of receipt of any proceeds received from any sales of Master Fund shares following the Fund’s commencement of operations, depending on market conditions and the availability of appropriate investment opportunities. Pending investment as described above, the proceeds will be held in an interest bearing account or in obligations of the U.S. Government, its agencies or instrumentalities, highly rated money market instruments or mutual funds that invest in such instruments. As a result of this short-term investment of the proceeds, during the Master Fund’s ramp-up period, a lower return may be realized than if the Master Fund had been fully invested in accordance with its investment objective and policies. Any assets of the Fund not invested in the Master Fund are de minimis amounts of cash or cash equivalents used to meet its ongoing expenses. There can be no assurance that the Fund will be able to sell all the Shares it is offering. If the Fund sells only a portion of the Shares it is offering, the Fund and the Master Fund may be unable to achieve their investment objectives. Initially, the Master Fund may utilize a portion of the assets it receives from the Fund to pay for distributions.
The table below sets forth the Fund’s estimate of how it intends to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of Shares registered in the Offering, or 20,000,000 Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of the Shares, the actual number of Shares the Fund sells, and the number of Shares sold. The initial public offering price will be $9.47 per Share, including the maximum Sales Load, and thereafter an offering price equal to the Fund’s then current NAV per Share plus Organization and Offering Expenses and selling commissions and dealer manager fees. NSAM Adviser and OZ Credit Management and their affiliates have incurred organization and offering costs, on the Fund’s behalf, of approximately $283,000 as of February 10, 2016. NSAM Adviser and OZ Credit Management and their affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. As of February 10, 2016, no organization and offering costs have been allocated to the Fund.
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Fund has charged offering costs against capital in excess of par value on the balance sheet. See “Fund and Master Fund Expenses — Organization and Offering Costs.”
The amounts in the table below assume that full selling commissions and dealer manager fees are paid on all Shares offered to the public on a best efforts basis. All or a portion of the selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales through investment advisers or banks acting as trustees or fiduciaries, and sales to the Fund’s affiliates. See “Plan of Distribution.” The reduction in these fees will be accompanied by a corresponding reduction in the purchase price per Share but will not affect the amounts available to the Fund for investment in the Master Fund.
The Fund estimates that it will incur approximately $2.0 million of expenses if the maximum number of Shares is sold. NSAM Adviser and OZ Credit Management will be entitled to receive equal reimbursement from the Fund of organization and offering expenses each has paid on the Fund’s behalf, either directly or through their respective affiliates. However, NSAM Adviser has agreed to limit the amount of organization and offering expenses incurred by the Fund to 1.0% of the aggregate proceeds raised in the Offering, after the payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by NSAM Adviser, OZ Credit Management and their affiliates, and NSAM Adviser and OZ Credit

Management are responsible for the payment of the Fund’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in the Offering, after payment of selling commissions and dealer manager fees.
The selling commissions, dealer manager fees and expenses shown in the table are based on estimated amounts and assume that the Fund raises gross proceeds from this offering in the amount of  $189,376,000, before the payment of selling commissions and dealer manager fees. Because amounts in the following table are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering.
	Offering
	Amount	%
Gross proceeds	$189,376,000	100.0%
Less:
Selling commissions(1)	$3,787,520	2.0%
Dealer manager fees(1)	$3,787,520	2.0%
Net proceeds after sales load(2)	$181,800,960	96.0%
Less:
Offering expenses(2)	$1,818,010	1.0%
Net proceeds/amount available for investments(2)	$179,982,950	95.0%

(1)
As a percentage of the Fund’s initial public offering price per Share until such time as an NAV has been established and thereafter, the Fund’s NAV per Share. Estimated amounts have been rounded for ease of presentation. In no event will the aggregate selling commissions and dealer manager fees exceed 2.0% and 2.0%, respectively, of the gross offering proceeds received in the Offering.

(2)
As a percentage of the Fund’s initial public offering price per Share until such time as a NAV has been established and thereafter, the Fund’s NAV per Share.

INVESTMENT OBJECTIVE AND STRATEGIES
Investment Objective
The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund. Any assets of the Fund not invested in the Master Fund will be de minimis amounts of cash or cash equivalents to meet its ongoing expenses. All investments are made at the Master Fund level; therefore, the Fund’s investment results will correspond directly to the investment results of the Master Fund. There can be no assurance that the Fund will achieve its investment objective.
The Fund’s and the Master Fund’s investment objective and strategies may be changed without the vote of the Shareholders, or the Master Fund’s shareholders, as applicable, by the Board, or the Master Fund’s Board, as applicable, with at least 60 days’ written notice provided to Shareholders or the Master Fund’s shareholders.
Investment Strategies
The Master Fund will have the same investment objective and policies as the Fund, although there can be no assurance that the Master Fund will achieve its investment objective. The Master Fund will seek to achieve its investment objective by investing globally across a variety of industries focusing on performing corporate credit asset classes. The current global market environment may present compelling investment opportunities that capitalize on the cyclical variability of individual economies and the increasing market need for non-bank sources of borrowings as businesses’ capital needs evolve and regulatory requirements change. To capitalize on these opportunities and effectively manage risk, the Master Fund believes that intensive financial analysis and the flexibility to allocate investments globally and across different levels of the capital structure are critical to achieving superior risk-adjusted income and returns relative to other investments while providing strong potential income and returns.
Through a combination of thorough and continuous analysis, the Master Fund will invest globally across a variety of industries focusing on performing corporate credit asset classes. The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies, including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. Prior to raising sufficient capital, the Master Fund may make smaller investments than it expects to make once it raises sufficient capital due to liquidity constraints.
The Master Fund intends to invest globally, with an emphasis on North America and Europe under normal market conditions, although in certain situations the Master Fund may invest in securities of issuers domiciled elsewhere. The geographic regions of focus are subject to change from time to time and may be changed without notice to Shareholders or Master Fund shareholders. There is no minimum or maximum limit on the amount of the Master Fund’s assets that may be invested in non-U.S. securities.
The Master Fund will focus on investment opportunities that it believes offer potentially strong risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. By focusing on these investment opportunities, without respect to geographic constraints, the Master Fund will seek to create a portfolio that offers strong potential income and returns while limiting downside risk of the Master Fund.
The Master Fund intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, or the CEA, the Master Fund would not be subject to regulation as a commodity pool under the CEA.
Portfolio Composition
Securities
The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies, including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity.

Geography
The Master Fund intends to invest globally, with an emphasis on North America and Europe under normal market conditions, although in certain situations the Master Fund may invest in securities of issuers domiciled elsewhere. The Master Fund will utilize the broad resources and global reach of the NorthStar and Och-Ziff platforms to generate a dynamic portfolio across geographies. The Master Fund expects to primarily source its investments from those regions in which NorthStar and Och-Ziff maintain offices. NorthStar has offices overseas in London, England; Luxembourg; Hong Kong; and Bermuda. Och-Ziff has eight offices globally and currently maintains a presence in the United States, Europe and Asia.
Other Characteristics
The Master Fund intends to target companies with established market positions, seasoned management teams, proven products and services, strong regional or national operations and positive cash flows, which the Fund believes generally possess better risk-adjusted return profiles than newer companies.
The Master Fund generally expects to structure or purchase investments that have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, which the Master Fund believes, when coupled with the other features of the Master Fund’s investments described above, will allow the Master Fund to reduce its risk of capital loss and enable it to achieve attractive risk-adjusted returns.
The Master Fund invests in companies regardless of market capitalization. The mix of the Master Fund’s investments at any time will depend on the industries and types of credit instruments NSAM Adviser and OZ Credit Management believe represent the best risk-adjusted returns within the Master Fund’s investment strategies.
The Master Fund may acquire controlling positions in issuers or seek active participation in the form of representation on creditors’ committees, equity holders’ committees or other groups. In these situations, the Master Fund may leverage the expertise of NSAM Adviser and OZ Credit Management to influence decisions amongst certain issuers with the goal of preserving capital and enhancing the Master Fund’s investment position.
The Master Fund may hold select positions in equity securities, including common and preferred shares and convertible securities, or other assets that the Master Fund receives in exchange for its credit instruments as part of a reorganization process, and may hold those assets until such time as the Master Fund believes that a disposition is most advantageous. The Master Fund may also purchase select positions in equity securities, including common and preferred shares, and convertible securities.
The Master Fund also may use various hedging and other risk management strategies to seek to manage various Master Fund risks including market, credit and tail risks. Such hedging strategies would be utilized to seek to protect the value of the Master Fund’s portfolio, for example, against possible adverse changes in the market value of securities held in its portfolio. The Master Fund may execute its hedging and risk management strategy by engaging in a variety of transactions, including taking short positions in debt or equity securities, buying or selling options or futures contracts on indexes, and entering into swaps.
The Master Fund intends to invest its uninvested cash in money market instruments, commercial paper, certificates of deposit and bankers’ acceptances, among other instruments. In addition, and in response to adverse market, economic or political conditions, the Master Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold significant positions in cash or cash equivalents.
Investment Philosophy
The Master Fund will focus on investment opportunities that it believes offer potentially strong risk-adjusted income and returns as compared to more traditional investment strategies under current and expected economic conditions. NSAM Adviser and OZ Credit Management will seek to achieve the Master Fund’s investment objective by employing an investment strategy that is supported by a disciplined and rigorous credit review process and a belief that a deep fundamental understanding of companies and the industries in which they operate is critical to generating positive total returns. By focusing on these investment opportunities without respect to geographic constraints, the Master Fund believes it can create a portfolio that offers strong potential income and returns while limiting downside risk of the Master Fund.
The current global market environment may present compelling investment opportunities that capitalize on the cyclical variability of individual economies and the increasing market need for non-bank sources of financing as businesses’ capital needs evolve and regulatory requirements change. To capitalize on these opportunities, the Master Fund will seek to utilize the combined competitive advantages of NSAM Adviser and OZ Credit Management, and their respective investment platforms, in the following ways:
Leveraging the skills and experience of NSAM Adviser’s and OZ Credit Management’s investment teams and their respective affiliates.   NSAM Adviser’s and OZ Credit Management’s and their respective affiliates’ investment professionals have diverse backgrounds, including prior experience at asset managers and investment firms, private investment funds, investment banks and other financial service companies, which provide an enhanced perspective for managing the Master Fund’s portfolio. The Master Fund will also benefit from NorthStar and Och-Ziff’s well-established investment management capabilities. NorthStar has managed real estate and alternative investment platforms for over ten years, managing approximately $38 billion in assets as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015. Och-Ziff has managed equity, credit, real estate/private investment and convertible and derivative arbitrage products for over twenty years, managing $44.6 billion of assets as of January 1, 2016.
Applying Och-Ziff’s experience in:
•
Utilizing its global, cross-asset platform and global network of investment professionals to generate new opportunities and to underwrite investments.   The Master Fund will utilize the broad resources and global reach of the Och-Ziff platform to generate new opportunities typically unavailable to smaller, less diversified managers. Access to Och-Ziff’s global platform provides the Master Fund with additional insights into global risk and return dynamics, enhancing the Master Fund’s ability to source, underwrite, execute and manage investments.

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Dynamically allocating capital across strategies and geographies.   The Master Fund will seek to dynamically allocate capital across asset classes and geographies, allowing investment opportunities and market conditions, at any given time, to determine optimal portfolio composition.

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Actively managing investment portfolios.   Utilizing Och-Ziff’s active portfolio management process that has developed over its 21-year operating history, the Master Fund will seek to enhance its portfolio by increasing exposure to what it believes to be undervalued positions by reducing or eliminating exposure to what it believes to be fully valued positions.

•
Maintaining a disciplined credit selection process and employing established underwriting policies.   The Master Fund intends to rely on the historical underwriting experience and related underwriting policies and procedures of Och-Ziff. OZ Credit Management will employ a defensive investment approach focused on long-term credit performance and downside protection. This investment approach will follow a rigorous selection process, as well as proactive monitoring of each individual investment, including early detection of credit deterioration to mitigate potential losses and avoid defaults.

•
Structuring or purchasing investments that target attractive risk-adjusted returns while seeking to minimize risk of loss.   The Master Fund generally expects to structure or purchase investments that have strong protections, including default penalties, prepayment fees, information rights and affirmative, negative and financial covenants, which it believes, coupled with the other features of its investments described above, will allow the Master Fund to reduce risk of capital loss and enable it to achieve attractive risk-adjusted returns.

Capitalizing on the strong capital markets relationships of the investment teams of NSAM Adviser and OZ Credit Management and affiliates.   The Master Fund expects to capitalize on NSAM Adviser’s and OZ Credit Management’s respective investment teams’ and affiliates’ networks of relationships with large and boutique broker-dealers, as well as private equity sponsors that arrange financing for and/or invest in a variety of target companies, which should serve as a significant source of new investment opportunities for the Master Fund. NorthStar’s and Och-Ziff’s relationships with broker-dealers have been established through each respective firm’s scale and 12- and 21-year operating history, respectively, and specifically Och-Ziff’s approximately $17.0 billion credit platform as of October 1, 2015.
Market Opportunity
The Fund believes that there are and will continue to be significant investment opportunities to invest globally across the corporate capital structure in a variety of security types with a focus on performing credit. Notwithstanding the historical data discussed herein, there can be no guarantee that these markets will continue to provide attractive investment opportunities.
Dispersion and variability in individual country economies create frequent investment opportunities.   At any point in time, the growth, inflation and other financial conditions of individual country economies vary, creating alternative investment environments on a country by country basis. Currently, as illustrated in the table to the right, growth and inflation vary significantly with annualized year-over-year GDP growth ranging from -1.0% to 7.3% and annualized year-over-year inflation rates ranging from 0.0% to 8.8%. The Master Fund’s global investment program allows it to invest or re-allocate capital across these individual countries when the Fund believes that investment opportunities are most attractive.

Growth and Inflation Vary Across Global Economies

	2014 Year-over-Year Real GDP Growth	2014 Year-over-Year Inflation Rate	2015 Year-over-Year Real GDP Growth	2015 Year-over-Year Inflation Rate
United States	2.4%	1.6%	2.4%	0.1%
Germany	1.6%	0.8%	1.7%	0.1%
United Kingdom	2.9%	1.5%	2.2%	0.0%
France	0.2%	0.6%	1.1%	0.1%
Italy	-0.4%	0.2%	0.7%	0.1%
Switzerland	1.9%	0.0%	0.8%	-1.1%
Asia *Excluding Japan*	6.3%	2.8%	6.2%	2.2%
Japan	0.0%	2.7%	0.6%	0.8%
China	7.3%	2.0%	6.9%	1.4%
India	6.9%	6.4%	7.3%	5.9%
EMEA	2.2%	5.9%	0.9%	8.8%
Latin America	1.1%	8.1%	-1.0%	6.9%

Source: Bloomberg Finance L.P. as of February 5, 2016. 2015 figures represent preliminary year-end estimates.

Traditional bank lending in the United States and Europe continues to be constrained by heightened regulation, increased capital requirements and general risk aversion since 2009.   Since 2009, the commercial banking sector has seen heightened oversight and regulatory pressure, forcing banks to increase capital and decrease leverage. The Fund believes many of these regulations, both in the United States and globally, including Basel III, the Dodd-Frank Act, Volcker Rule and Leverage Lending Guidelines have and are likely to continue to significantly increase capital and liquidity requirements for banks, decreasing their capacity to hold corporate securities on their balance sheets. As illustrated in the table on the right, new Basel III requirements have almost doubled the amount of capital that commercial banks must hold against their assets, including corporate securities and loans. Coupled with new risk retention requirements for CLOs, the Fund believes regulatory developments reduce the capacity of traditional lenders to serve this market segment and, as a result, increase the cost of borrowing for corporations.

Bank Capital Requirements Increasing as a Result of Basel III
12%
10%
8%
6%
4%
2%
0%
6%
11%
Pre-2010 Tier 1 Capital Requirements Under Basel I
Tier 1 Capital Requirements Using Basel III Risk Weights

Source: United States Treasury Analysis, based on Bank of America, Wells Fargo, Citigroup and JP Morgan filings as of September 2012.
The pullback of traditional lenders to corporations creates investment opportunities for alternative sources of capital.   Exacerbating the heightened oversight and external regulatory pressure facing traditional lenders, commercial banks are strategically repositioning and reducing risk internally, thereby limiting their financing capital to corporations. As illustrated in the chart to the right, the U.S. senior secured loan market has seen a significant, steady decline in banks’ market participation from over 70.0% 21 years ago to roughly 14.0% today. This dramatic pullback has created a lending gap that provides opportunity for alternative sources of capital, such as the Master Fund, to fill the void.

Bank Participation in Primary Market for Senior Secured Loans

100%
75%
50%
25%
0%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: S&P Capital IQ Leveraged Commentary & Data, LCD’s Leveraged Lending Review 4Q15. Copyright 2016, S&P Capital IQ (and its affiliates, as applicable). Reproduction of LCD Comps in any form is prohibited except with the prior written permission of S&P Capital IQ, or S&P. None of S&P, its affiliates or their suppliers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their suppliers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P information.
Similarly, as illustrated in the chart to the right, following the liquidity crisis and the Great Recession, commercial banks’ trading subsidiaries lessened their willingness to hold corporate credit as measured by their 90.0% decrease in balance sheet inventory from October 2007 to December 2015. This reaction created a void in the corporate bond market similar to the aforementioned loan market dynamics that requires non-traditional capital sources, such as the Master Fund, to meet market demand.

Corporate Credit Holdings of U.S. Commercial Banks' Trading Subsidiaries
$ in Trillions
$250
$200
$150
$100
$50
$0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: Market Axess, Federal Reserve Bank of New York, as of January 18, 2016.
Strong demand for debt from current and future corporate borrowers.   The Fund believes corporate borrowers will require significant debt capital to refinance existing borrowings. As indicated in the chart to the right, U.S. and European corporations will need to refinance over $2.0 trillion of corporate debt currently on their balance sheets through 2021. Combined with the significant pullback in traditional lending from commercial banks, the Fund believes the Master Fund, with its flexible capital, will be in a position to selectively service these global corporate maturities.

U.S. and European Corporate Loan Maturities
$500
$400
$300
$200
$100
$0
$/€ in Billions
€29
$43
€40
$110
€64
$195
€89
$319
€101
$465
€104
$460
2016
2017
2018
2019
2020
2021
E.U. Leveraged Loan
E.U. High-Yield
U.S. Leveraged Loan
U.S. High-Yield

Source: Credit Suisse, CS Credit Strategy Default Review (22 January 2016).
In addition to the refinancing needs of corporations, the Fund believes the significant amount of uninvested capital held by private equity funds will create significant future issuance as private equity funds look to deploy capital. Preqin estimates that there is approximately $1.3 trillion of uninvested capital held by private equity funds as of January 1, 2016. The Fund believes this addition of significant supply to the lending market will create a robust investment environment, presenting the Master Fund with investment opportunities consistent with its investment objective.

Uninvested Capital Held by Private Equity Funds Available for Investment
$ in Trillions
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$0.3
$0.4
$0.4
$0.4
$0.4
$0.6
$0.8
$1.0
$1.1
$1.1
$1.0
$1.0
$0.9
$1.1
$1.2
$1.3
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Source: Preqin Private Equity Performance Monitor (February 2016).
European corporate borrowers will seek alternative forms of capital as European banks reduce lending.    Historically the financing needs of European corporations were met by European commercial banks lending within their own country and in Europe broadly. Similar to U.S. commercial banks, heightened oversight and regulatory pressure, including higher capital requirements as a result of Basel III, have led European commercial banks to significantly reduce their lending to corporations. As illustrated in the chart to the right, European bank lending to non-financial institutions as of December 2015 has declined by approximately €565 billion since 2008.
Source: European Central Bank, as of December 31, 2015.
As seen in the chart to the right, European corporations traditionally relied on European commercial banks for approximately 80.0% of their borrowings, with minimal reliance on non-bank capital markets. For U.S. corporations, the inverse is true with corporations relying on non-bank capital markets for 80.0% of their borrowings. The Fund believes this bank-capital markets imbalance in Europe, combined with the general reduction in lending from European commercial banks, will create opportunities for the Master Fund to provide debt to European corporations as a source of capital.

European Borrowers Traditionally Rely on Banks

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
EMU-17
U.S.
Debt Securities
Bank Loans

Note: Bank loans represent loans from domestic depository institutions. Loans from other financial institutions such as insurance corporations, pension funds, financial authorities as well as loans from government, households, other non-financial firms and from foreign banks are excluded.
Sources: European Central Bank, Federal Reserve Bank, Deutsche Bank Research.
Senior secured loan asset class provides an attractive risk-adjusted return profile.   Senior secured loans are typically collateralized by a company’s assets and structured with first lien or second lien priority on corporate asset collateral, providing for greater security and potential recovery in the event of default compared to other subordinated fixed-income products. These structural characteristics combine to provide investors with an opportunity to generate attractive returns on an absolute and risk-adjusted basis. In addition to the above, the Fund believes senior secured loans are attractive on account of:
Stable, lower volatility returns.   The Fund believes that senior secured loans have offered attractive returns with significantly lower volatility than certain other markets. Since 1997, the S&P/LSTA Leveraged Loan Index has had positive returns 16 out of 18 years, compared to the S&P 500 over the same time period, with positive returns in 13 out of 18 years. Meanwhile, from 1997 to January 2016 the volatility of the S&P/LSTA Leveraged Loan Index’s monthly returns has been 1.7%, while the volatility of the S&P 500’s monthly returns over the same period has been 4.5%.

Total Return on Senior Secured Loans
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
Average Total Return = 5.6%
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
YTD 2015

Source: S&P/LSTA Leveraged Loan Index from S&P/LSTA Returns Summary (January 2016). Copyright 2016, S&P Capital IQ (and its affiliates, as applicable). Reproduction of LCD Comps in any form is prohibited except with the prior written permission of S&P. None of S&P, its affiliates or their suppliers guarantee the accuracy, adequacy, completeness or availability of any information and is not responsible for any errors or omissions, regardless of the cause or for the results obtained from the use of such information. In no event shall S&P, its affiliates or any of their suppliers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of S&P information.

Low historical defaults and high recovery rates.   The Fund believes that the structural characteristics of senior secured loans, such as asset collateralization and lien priority, have historically led to lower default rates and higher recovery rates in the event of default when compared to non-senior secured loans. Since 1995, first lien loans experienced an average annual default rate of 2.6% and an average annual recovery rate of 62.1%, though default and recovery rates may be higher or lower than average in any given year, as shown in the charts below.

First Lien Default Rate
10%
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Average = 2.6%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Default Rate
Average

First Lien Recovery Rate
100%
90%
80%
70%
60%
50%
40%
Average = 62.1%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Recovery Rate
Average

Source: Credit Suisse, CS Credit Strategy Default Review (22 January 2016).
Protection against rising interest rates.   Senior secured loans generally pay interest based on a spread over a market index rate. Floating rate loans interest payments are periodically recalculated to account for changes in the market index rate. The Fund believes these characteristics offer investors in senior secured loans a form of interest rate risk protection, especially in a period of rising interest rates. Since 1994, in periods where United States 10 year Treasury yields have increased more than 1.0% during a twelve-month period, senior secured loans have outperformed investment grade bonds significantly, as shown in the table below.
Senior Secured Loans Outperformance in Rising Interest Rate Environments
12 Months Ending	Change in 10-Year Treasury Yield	Loans	IG Bonds	Outperformance
October 1994	+238	13.4%	-4.8%	18.2%
January 2000	+201	5.4%	-2.6%	8.0%
May 2004	+128	8.3%	-0.5%	8.8%
June 2006	+122	6.7%	-2.2%	8.9%
December 2009	+163	44.9%	16.7%	28.2%
Source: Courtesy of J.P. Morgan Credit Strategy Weekly Update, January 22, 2010; Rising Rate Environment defined as periods when Treasury yields have risen greater than 100 basis points during a twelve-month period. Loans Source: Credit Suisse Leverage Loan Index (July 2014).
CLO securities, and CLO equity specifically, provide an opportunity for attractive risk-adjusted returns.    In addition to what the Fund believes to be the compelling market opportunity of the senior secured loan asset class, as well as investments in debt securities of middle-market companies, the Fund believes investing in CLO equity provides the opportunity for attractive risk-adjusted returns. CLO equity securities tend to be complex and require certain experience, skills and resources to adequately analyze and invest in the asset class. The Fund believes the collective specialized experience, skills and resources of NSAM Adviser and OZ Credit Management in investing in and managing CMBS B-Pieces, CDO, and CLO equity will enable us to seek to capitalize on attractive risk-adjusted returns in this asset class.

The Fund believes that CLO equity has the following additional fundamental attributes:
Credit investment with expected short-term duration, high yield and quarterly cash distributions.   CLO equity is expected to have a shorter payback period with higher front-end loaded quarterly cash flows during the early years of a CLO’s life compared to all other credit investments throughout the capital structure.
Conclusion
Given the dynamics of contracting supply from traditional lenders, the wave of maturities in both the United States and Europe, and the opportunity in CLOs, investors, such as the Master Fund, have the flexibility to invest across the capital structure, deploying capital globally in opportunistic and attractive investments consistent with the Fund’s investment objective.
Investment Process Overview
The Master Fund’s investment process is a collaborative effort between NSAM Adviser and OZ Credit Management, as overseen by the Master Fund’s Board, and the Fund expects to benefit from their combined business and industry specific knowledge, transaction expertise and deal-sourcing capabilities. NSAM Adviser will be responsible for overseeing the management of the Master Fund’s activities, including its investment strategy, investment goals, asset allocation, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of its portfolio. OZ Credit Management, which has access to the resources of the Och-Ziff platform, will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s portfolio, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion. NSAM Adviser has ultimate responsibility for the investments of the Master Fund, including the management of the Master Fund’s activities and monitoring of the Master Fund’s portfolio. If determined to be in the best interest of the Master Fund’s shareholders, NSAM Adviser has the ability to sell portfolio securities, including any investments made by OZ Credit Management. NSAM Adviser and OZ Credit Management intend to hold regular meetings to plan and discuss the Master Fund’s investment strategy and policies, current market developments, investment goals and the Master Fund’s investment criteria. The Fund believes that the active and ongoing participation by NorthStar, Och-Ziff and their respective affiliates in the credit markets, in addition to the experience and investment approach of NSAM Adviser’s and OZ Credit Management’s respective affiliates and management teams, will allow the Master Fund to successfully execute its investment strategy. See “Portfolio Management” for biographical information regarding NSAM Adviser’s and OZ Credit Management’s senior investment professionals.
The Master Fund’s expected investment process consists of several distinct phases as summarized below.
Sourcing
To source transactions, the Master Fund will seek to leverage OZ Credit Management’s and its affiliates’ access to transaction flow, along with Och-Ziff’s platform, origination channels and relationships. NSAM Adviser will also seek to leverage NorthStar’s industry relationships and investment personnel. With respect to origination channels, the Master Fund will seek to leverage the industry presence of Och-Ziff to generate access to directly originated transactions with attractive investment characteristics. The Master Fund believes that its co-sponsors and NorthStar’s and Och-Ziff’s broad networks will produce a significant pipeline of investment opportunities for the Master Fund.
Investment Analysis
Initial Review.   In its initial review of an investment opportunity, OZ Credit Management’s transaction team or investment professionals examine information furnished by the target company or other external sources, including rating agencies, if applicable, to determine whether the opportunity (i) meets the basic investment criteria and other guidelines specified by NSAM Adviser in its sole discretion, including appropriate portfolio diversification, and (ii) offers an acceptable probability of attractive returns with identifiable downside risk.

Credit Analysis/Due Diligence.   Before undertaking an investment, OZ Credit Management’s transaction team or investment professionals will conduct a thorough due diligence review of the opportunity to ensure the company or issuer fits the Master Fund’s investment strategy. Such review may include:
•
a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•
a detailed analysis of industry dynamics, competitive positioning and regulatory, tax and legal matters by leveraging Och-Ziff’s broad industry and cross-asset class expertise;

•
on-site visits, meetings or discussions with management and other key personnel which may include background checks to further evaluate management and other key personnel;

•
a review by legal and accounting professionals, and environmental or other industry consultants, if necessary;

•
financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•
a review of management’s experience and track record.

When possible, OZ Credit Management’s transaction team or investment professionals will seek to structure or purchase investments in such a way that the Master Fund’s target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work the Master Fund may require.
Investment
The Master Fund believes that OZ Credit Management seeks to maintain a defensive approach by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity or secondary purchase by one of its portfolio managers to assess the general quality, value and fit relative to the Master Fund’s portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations.
After completing its internal transaction process, OZ Credit Management’s investment professionals will make a recommendation to NSAM Adviser or, in certain instances, may make a final determination regarding the investment subject to the investment criteria approved by NSAM Adviser in its sole discretion. In addition, OZ Credit Management and Och-Ziff have agreed to make their staffs available to answer inquiries by NSAM Adviser in connection with all proposed investments.
Monitoring
Portfolio Monitoring.   NSAM Adviser, with the assistance of OZ Credit Management, as overseen by the Master Fund’s Board, will closely monitor the Master Fund’s portfolio companies on an ongoing basis, as well as monitor the financial trends of each portfolio company to determine if each is meeting its respective business plans and to assess the appropriate course of action for each company or investment. In addition, depending on the size, nature and performance of the investment, the Master Fund may take board seats on or obtain board observation rights for the Master Fund’s portfolio companies.
NSAM Adviser’s and OZ Credit Management’s investment teams and investment professionals have several methods of evaluating and monitoring the performance and fair value of the Master Fund’s investments, which include, but are not limited to, the assessment of success in adhering to a portfolio company’s business plan and compliance with covenants; periodic contact with portfolio company management; contact with the financial or strategic sponsor to discuss the financial position, requirements and accomplishments of such company; comparisons to other portfolio companies in the industry; attendance at and participation in board meetings; and review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process.   The Master Fund’s Board has approved valuation policies and procedures and the creation of a valuation committee, or the Valuation Committee, which consists of personnel from NSAM Adviser and OZ Credit Management. At the close of each business day, the Valuation Committee values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Master Fund’s Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the Master Fund’s audit committee and the Master Fund’s Board review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s valuation process. Valuations of Master Fund investments are disclosed in reports filed with the SEC. See “Determination of Net Asset Value.”
Exit
Exit Transactions.   The Master Fund will seek to invest in companies that can generate consistent cash flow to repay their loans while maintaining growth in their businesses. The Master Fund expects this internally generated cash flow to be a key means through which the Master Fund will receive timely payment of interest and loan principal. Additionally, the Master Fund will attempt to invest in portfolio companies whose business models and growth prospects offer attractive exit possibilities via third-party transactions, including sales to strategic or other buyers and initial public offerings of common shares. Such third-party transactions may be particularly important in realizing capital gains through the equity portions of the Master Fund’s investments. The Master Fund may also seek to exit investments in secondary market transactions when price targets are achieved or circumstances may otherwise warrant.
Borrowings
The Master Fund may borrow to make investments. To the extent that the Master Fund determines it is appropriate to borrow funds to make investments the costs associated with such borrowing will be indirectly borne by the Shareholders and the Master Fund’s shareholders. Currently, the Master Fund intends to utilize secured credit facilities or TRS. In the future, the Master Fund may issue debt securities or utilize other forms of leverage. The Master Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Master Fund’s assessment of market conditions and the investment environment.
The 1940 Act generally limits the extent to which the Master Fund may utilize borrowings and “uncovered” transactions that may give rise to a form of leverage, including through the issuance of senior securities representing indebtedness and as a result of derivative transactions. The Master Fund’s ability to incur indebtedness is limited such that its asset coverage (as defined in the 1940 Act) must equal at least 300.0% immediately after each time it incurs indebtedness. The Master Fund’s ability to issue preferred shares is limited such that its asset coverage must equal at least 200.0% after each issuance of such preferred shares.
“Covered” transactions (e.g., reverse repurchase agreements, swaps, futures and forward contracts, options, securities lending agreements and other derivative transactions) will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Master Fund’s total assets for purposes of the 1940 Act’s asset coverage requirements. The Master Fund “covers” its derivative positions by segregating an amount of cash and/or liquid securities to the extent required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Master Fund may enter into an offsetting position or own positions covering its obligations with respect to a transaction; otherwise, the transaction will be considered “uncovered.” The Master Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the requirements of the 1940 Act and, in the view of NSAM Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Master Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and coverage requirements will not limit or offset losses on related positions.
The use of leverage creates an opportunity for increased income and returns for Master Fund shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV of and distributions on Master Fund shares. There can be no assurance that the Master Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Master Fund may be subject to investment restrictions of one or more nationally recognized statistical rating organizations, or NRSROs, and/or credit facility lenders as a result of its use of financial leverage. These restrictions may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Master Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede NSAM Adviser or OZ Credit Management in managing the Master Fund’s portfolio in accordance with its investment objective and strategies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Master Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Master Fund’s investment income and returns. In addition, the Master Fund expects that any notes it issues or credit facility/commercial paper program it enters into would contain covenants that, among other things, will likely impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Master Fund. These covenants would also likely limit the Master Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause NSAM Adviser and OZ Credit Management to make different investment decisions than if there were no such restrictions and could limit the ability of the Master Fund’s Board and Master Fund shareholders to change fundamental investment policies.

TYPES OF INVESTMENTS AND RELATED RISKS
Investing in the Fund involves risks, including the risk that an investor may receive little or no return on his, her or its investment or that an investor may lose part or all of such investment. Therefore, investors should consider carefully the following principal risks before investing in the Fund. Certain of the risks discussed below relate to the investments generally made by the Master Fund. These risks will, in turn, have an effect on the Fund through its investment in the Master Fund. Also discussed below are risks relating solely to an investment in the Fund and the Shares. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund and the Shares. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the investment program of the Fund or the Master Fund changes or develops over time, an investment in the Fund may be subject to risks not described in this prospectus. The Fund will update this prospectus to account for any material changes in the risks involved with an investment in the Fund.
Risks Related to the Business and Structure of the Fund
The Fund and the Master Fund are new companies and have no operating histories.
The Fund and the Master Fund are newly organized, non-diversified, closed-end management investment companies with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund and the Master Fund are subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund and the Master Fund will not achieve their investment objectives.
The Fund and the Master Fund may be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence, and are not limited with respect to the proportion of assets that may be invested in securities of a single issuer.
The Fund and the Master Fund are classified as “non-diversified” under the 1940 Act. As a result, the Fund and the Master Fund can invest a greater portion of their assets in obligations of a single issuer than a “diversified” fund. The Fund and the Master Fund may therefore be more susceptible than diversified funds to being adversely affected by any single corporate, economic, political or regulatory occurrence. Each of the Fund and the Master Fund intend to qualify as a RIC under Subchapter M of the Code, and thus intend to satisfy the diversification requirements of Subchapter M. See “Material U.S. Federal Income Tax Considerations.”
In addition, because the Fund and the Master Fund are classified as a non-diversified investment company within the meaning of the 1940 Act, they are not limited by the 1940 Act with respect to the proportion of assets that they may invest in a single issuer. To the extent that the Fund or the Master Fund assumes large positions in a small number of issuers, or within a particular industry, the Fund’s or the Master Fund’s NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer.
As discussed further below under “— Risks Relating to the Master Fund’s Investment Program — Legal and Regulatory Risks,” the Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, could, depending on future rulemaking by regulatory agencies, impact the use of derivatives. The Dodd-Frank Act is intended to regulate the over-the-counter, or OTC, or derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Future rulemaking to implement these requirements could potentially limit or completely restrict the ability of the Master Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Master Fund engages in derivative transactions could also prevent the Master Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments. The SEC has also indicated that it may adopt new policies on the use of derivatives by registered investment companies. Such policies could affect the nature and extent of derivatives used by the Master Fund.

The Board may change the Fund’s investment objective by providing Shareholders with 60 days’ prior notice, or may modify or waive its current operating policies and strategies without prior notice or Shareholder approval, the effects of which may be adverse.
The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund. The Fund’s investment objective may be changed by the Board by providing Shareholders with at least 60 days’ prior notice. In addition, the Board has the authority to modify or waive the Fund’s current operating policies, investment criteria and strategies without prior notice and without shareholder approval. Also, the Master Fund’s Board may similarly change the Master Fund’s investment objective by providing Master Fund shareholders with 60 days’ prior notice, and may modify or waive its current operating policies and strategies without prior notice to Master Fund shareholders. The Fund cannot predict the effect any changes to the Fund’s or the Master Fund’s investment objective, current operating policies, investment criteria and strategies may have on their businesses, NAVs, or operating results. However, the effects might be adverse, which could negatively impact the Fund’s ability to pay you distributions and cause you to lose all or part of your investment.
The Fund will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which investors may not agree or for purposes other than those contemplated at the time of this offering. Since the Fund’s shares are not listed on a national securities exchange, you will be limited in your ability to sell your Shares in response to any changes in the Fund’s investment objective, operating policies, investment criteria or strategies.
Changes in laws or regulations governing the Fund’s or the Master Fund’s operations may adversely affect the Fund’s or the Master Fund’s business or cause the Fund or the Master Fund to alter its business strategy.
The Fund, the Master Fund and the Master Fund’s investments and portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments that the Fund or the Master Fund are permitted to make, any of which could harm the Fund and its Shareholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing the Fund’s or the Master Fund’s operations relating to permitted investments may cause the Fund or the Master Fund to alter its investment strategy to avail itself of new or different opportunities. Such changes could result in material differences to the Fund’s or the Master Fund’s investment strategies and plans as set forth in this prospectus and may result in the Fund’s or the Master Fund’s investment focus shifting from the areas of expertise of NSAM Adviser and OZ Credit Management to other types of investments in which NSAM Adviser and OZ Credit Management may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on the Fund’s or the Master Fund’s results of operations and the value of your investment.
Legal and regulatory changes, including those implemented in connection with the Dodd-Frank Act, could occur, which may materially adversely affect the Fund and the Master Fund.
The impact of financial reform legislation on the Master Fund and the Fund is uncertain.
On July 21, 2010, the Dodd-Frank Act was signed into law. Although passage of the Dodd-Frank Act has resulted in extensive rulemaking and regulatory changes that affect the Fund and the financial industry as a whole, many of its provisions remain subject to extended implementation periods and delayed effective dates and will require extensive rulemaking by regulatory authorities. While the full impact of the Dodd-Frank Act on the Fund, the Master Fund and the Master Fund’s portfolio investments may not be known for an extended period of time, the Dodd-Frank Act, including future rules implementing its provisions and the interpretation of those rules, along with other legislative and regulatory proposals directed at the financial services industry or affecting taxation that are proposed or pending in the U.S. Congress, may negatively impact the Fund, the Master Fund or their cash flows or financial condition, impose additional costs on the Master Fund’s portfolio companies, intensify the regulatory supervision of the Master Fund’s portfolio investments or otherwise adversely affect the Fund or the Master Fund.

Over the last several years, there has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether these regulations will be implemented or what form they will take, increased regulation of non-bank credit extension could negatively impact the Fund or the Master Fund, impose additional costs on the Fund or the Master Fund, intensify the regulatory supervision, or otherwise adversely affect the Fund or the Master Fund’s businesses.
The Master Fund may face increasing competition for investment opportunities, which could delay deployment of its capital, reduce returns and result in losses.
The Master Fund may compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in similar securities as the Master Fund. As a result of these competitors and potential new entrants, competition for investment opportunities may intensify. The Master Fund’s competitors may be substantially larger and may have greater financial, technical and marketing resources than the Master Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Master Fund. In addition, some of the Master Fund’s competitors may have higher risk tolerances or different risk assessments than the Master Fund. These characteristics could allow the Master Fund’s competitors to consider a wider variety of investments, establish more relationships, and offer better pricing and more flexible structuring than the Master Fund is able to do. The Master Fund may lose investment opportunities if it does not match competitors’ pricing, terms and structure. If the Master Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. A significant part of the Master Fund’s competitive advantage stems from the fact that the market for the Master Fund’s Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of the Master Fund’s competitors in that market could force the Master Fund to accept less attractive investment terms. Furthermore, some of the Master Fund’s competitors may have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposed on the Master Fund as a registered closed-end management investment company.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with such regulations may adversely affect the Fund.
The Fund is subject to the Sarbanes-Oxley Act and the related rules and regulations promulgated by the SEC. The Fund will be required to periodically review its internal control over financial reporting, and evaluate and disclose changes in its internal control over financial reporting. As a newly-formed company, developing an effective system of internal controls may require significant expenditures, which may negatively impact the Fund’s financial performance and its ability to make distributions. This process will also result in a diversion of management’s time and attention. The Fund cannot be certain as to the timing of the completion of its evaluation, testing and remediation actions or the impact of the same on its operations and it may not be able to ensure that the process is effective or that its internal control over financial reporting is or will be effective in a timely manner. In the event that the Fund is unable to develop or maintain an effective system of internal control and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, it may be adversely affected.
The Fund and the Master Fund are uncertain of their sources for funding their future capital needs; if the Fund or the Master Fund cannot obtain equity or debt financing on acceptable terms, its ability to acquire investments and to expand operations will be adversely affected.
The net proceeds from the sale of Shares will primarily be invested in Master Fund shares, and the Master Fund will use the proceeds for investment, payment of operating expenses and payment of various fees and expenses such as the Management Fee, Incentive Fee and other fees. Any working capital reserves the Master Fund maintains may not be sufficient for investment purposes, and the Master Fund may require debt or equity financing to operate. Accordingly, in the event that the Fund or the Master Fund develops a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available. Consequently, if the Fund or the Master Fund cannot obtain debt or equity financing on acceptable terms, its ability to make investments and to expand operations will be adversely affected. As a result, the Fund and the Master Fund would be less able to achieve their investment objectives, which may negatively impact the Fund’s results of operations and reduce its ability to make distributions to its shareholders.
The Master Fund may be obligated to pay NSAM Adviser incentive compensation even if the Master Fund incurs a net loss due to a decline in the value of its portfolio.
The Master Fund Advisory Agreement entitles NSAM Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Master Fund may be required to pay NSAM Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Master Fund’s portfolio or if the Master Fund incurs a net loss for that quarter.
Any incentive fee payable by the Master Fund that relates to the Master Fund’s net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the subordinated incentive fee will become uncollectible. NSAM Adviser is not under any obligation to reimburse the Master Fund or the Fund for any part of the subordinated incentive fee it received that was based on accrued income that the Master Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Master Fund paying a subordinated incentive fee on income it never received.
NSAM Adviser, OZ Credit Management, the Fund, and the Master Fund face cyber-security risks.
NSAM Adviser, OZ Credit Management, the Fund, and the Master Fund depend heavily upon computer systems to perform necessary business functions. Despite the implementation of a variety of security measures, their computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, NSAM Adviser, OZ Credit Management, the Fund, and the Master Fund may experience threats to their data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, NSAM Adviser’s, OZ Credit Management’s, the Fund’s or the Master Fund’s computer systems and networks, or otherwise cause interruptions or malfunctions in NSAM Adviser’s, OZ Credit Management’s, the Fund’s or the Master Fund’s operations, which could result in damage to NSAM Adviser’s, OZ Credit Management’s, the Fund’s or the Master Fund’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.
Certain provisions of the Fund’s organizational documents and certain statutes could deter takeover attempts and have an adverse impact on the value of Shares.
The Fund’s declaration of trust and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire the Fund. The Board may, without Shareholder action, authorize the issuance of Shares, including preferred shares, and the Board may, without Shareholder action, amend the Fund’s declaration of trust. These anti-takeover provisions may inhibit a change of control in circumstances that could give the Shareholders the opportunity to realize a premium over the value of the Shares.
Risks Related to an Investment in the Shares
The NAV of Shares may fluctuate significantly.
An investment in the Shares is risky, and you may lose all or part of your investment. The Fund’s NAV per Share may be significantly affected by numerous factors, including the risks described in this prospectus, many of which are outside of the Fund’s and the Master Fund’s control.

Investors in the Offering will incur dilution.
Investors in the offering will purchase Shares at an initial price of $9.47 per share, but, after deducting a sales load of up to 4.0% and estimated offering expenses of up to 1.0% (assuming that the maximum number of shares is sold), $9.00 of the purchase price of each Share will actually be used by the Fund to purchase Master Fund shares. As a result, investors in the Offering will incur immediate dilution and, based on the initial public offering price of   $9.47, would have to experience a total return on their investment of 5.26% in order to recover the sales load and offering expenses.
This is a “best efforts” offering, and if the Fund is unable to raise substantial funds, the Master Fund will be limited in the number and type of investments it may make, and the value of a Shareholder’s investment may be reduced in the event the Master Fund’s assets under-perform.
This offering is being made on a best efforts basis, whereby the Dealer Manager and Selected Broker-Dealers participating in the Offering are only required to use their best efforts to sell the Shares and have no firm commitment or obligation to purchase any of the Shares. To the extent that less than the maximum number of Shares is subscribed for, the opportunity for investment by the Master Fund may be decreased, and the returns achieved on those investments may be reduced as a result of allocating all of the Master Fund’s expenses over a smaller capital base.
The Dealer Manager has only limited experience selling Shares on behalf of a registered closed-end management investment company and may be unable to sell a sufficient number of Shares for the Fund to achieve its investment objective.
The dealer manager for this public offering is NorthStar Securities. Although certain personnel of the Dealer Manager have experience selling shares on behalf of a registered closed-end management investment company, the Dealer Manager has no such experience. There is no assurance that it will be able to sell a sufficient number of Shares to allow the Fund to have adequate funds to cover its expenses and invest in Master Fund shares such that the Master Fund may purchase a relatively broad portfolio of investments. As a result, the Fund may be unable to achieve its investment objective, and you may lose some or all of your investment.
The Master Fund has not identified any specific investments that it will make with the proceeds from this offering, and Shareholders will not have the opportunity to evaluate the Master Fund’s investments prior to purchasing Shares.
The Master Fund has not presently identified, made investments in or contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning the Master Fund’s investments prior to purchasing Shares. You must rely on NSAM Adviser, OZ Credit Management, and the Master Fund’s Board to implement the Master Fund’s investment policies, to evaluate the Master Fund’s investment opportunities and to structure the terms of Master Fund’s investments. Because investors are not able to evaluate the Master Fund’s investments in advance of purchasing Shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objective related to portfolio diversification, risk-adjusted investment returns and other objectives.
The Master Fund may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in an acceptable timeframe.
Delays in investing the net proceeds of this offering may impair the Fund’s performance. The Fund cannot assure you that the Master Fund will be able to identify any investments that meet its investment objective or that any investment that the Master Fund makes will produce a positive return. The Master Fund may be unable to invest the net proceeds of this offering on acceptable terms within the time period anticipated or at all, which could harm the Fund’s financial condition and operating results.
Before making investments, the Master Fund will invest primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which the Fund expects to achieve when the Master Fund’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Fund pays while the Master Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Master Fund’s portfolio is fully invested in securities meeting its investment objective.
The Fund may experience fluctuations in its quarterly results.
The Fund could experience fluctuations in its quarterly operating results due to a number of factors, including the Master Fund’s ability or inability to make investments that meet its investment criteria, the yield earned or interest rate payable on the Master Fund’s investments, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Master Fund encounters competition in its relevant markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Shareholders and prospective investors seeking to purchase Shares will not know the purchase price per Share at the time that their subscription agreements are accepted as of the next Bi-Monthly Closing. As such, Shareholders and prospective investors could receive greater or fewer Shares than anticipated if the Fund’s NAV per Share decreases or increases, respectively.
The Fund is offering Shares at a public offering price equal to the Fund’s NAV per Share, plus Organization and Offering Expenses and selling commissions and dealer manager fees. However, the Fund’s NAV per Share will be determined each business day, and the purchase price at which you purchase Shares will be determined as of the next Bi-Monthly Closing. As a result, in the event of a change to the Fund’s NAV per Share, your purchase price may be lower or higher than the Fund’s NAV per Share on the date that you submitted your subscription agreement, in which case you could receive greater or fewer Shares than you anticipated. See “Determination of Net Asset Value.”
The amount of any distributions the Fund may make is uncertain. There is a risk that Shareholders may not receive distributions or that the Fund’s distributions may not grow over time. The Fund’s distribution proceeds may exceed its earnings, particularly during the period before it has substantially invested the net proceeds from this offering. Therefore, portions of the distributions that the Fund makes may be a return of the money that Shareholders originally invested and represent a return of capital to Shareholders for tax purposes. Additionally, during the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.
The Fund intends, subject to change by the Board or the Master Fund’s Board, to declare distributions on a bi-monthly basis and pay distributions on a monthly basis. The Fund will pay these distributions to Shareholders out of assets legally available for distribution. While NSAM Adviser may agree to limit the Fund’s expenses to ensure that such expenses are reasonable in relation to the Fund’s income, the Fund cannot assure you that it will achieve investment results that will allow it to make a targeted level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and the Master Fund’s Board and may depend on the Master Fund’s earnings, the Master Fund’s net investment income, the Master Fund’s financial condition, maintenance of the Master Fund’s and the Fund’s RIC statuses, compliance with applicable regulations and such other factors as the Board and the Master Fund’s Board may deem relevant from time to time. The Fund’s ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to the Fund as an investment company may limit its ability to pay distributions. Additionally, during the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions will be reduced by the amount of distribution and servicing fees paid. All distributions will be paid at the discretion of the Board and the Master Fund’s Board and will depend on the Fund’s earnings, financial condition, maintenance of its RIC status, compliance with applicable investment company regulations and such other factors as the Board and the Master Fund’s Board may deem relevant from time to time. The Fund cannot assure you that it will pay distributions to Shareholders in the future.

In the event that the Master Fund encounters delays in locating suitable investment opportunities, all or a substantial portion of the Master Fund’s distributions may constitute a return of capital to the Fund. To the extent that the Fund pays distributions to Shareholders using proceeds it receives from Master Fund distributions, such Fund distributions would similarly constitute a return of Shareholder capital and would lower a Shareholder’s tax basis in his, her or its Shares. Reducing a Shareholder’s tax basis in his, her or its Shares will have the effect of increasing his, her or its capital gain (or reducing loss) on a subsequent sale of Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Master Fund’s investment activities. Distributions from the proceeds of this offering or from borrowings will be distributed after payment of fees and expenses and could reduce the amount of capital the Master Fund ultimately invests.
Pursuant to the Distribution Support Agreement, NorthStar Realty and OZ Corporate Investors, LLC have each agreed to purchase up to $5.0 million in Master Fund shares, of which $1.0 million was contributed by each to the Master Fund as Seed Capital Investments, totaling $10.0 million in Master Fund shares, from time to time at the current NAV per Master Fund share until the earlier of  (a) two years from the date on which the Fund, or another investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither NSAM Adviser nor any of its affiliates is serving as the Master Fund’s investment adviser, or (c) the date upon which neither OZ Credit Management nor any of its affiliates is serving as the Master Fund’s investment sub-adviser. In no event shall NorthStar Realty or OZ Corporate Investors, LLC be required to purchase in aggregate greater than $5.0 million each in Master Fund shares, including its respective Seed Capital Investment. If the cash distributions the Master Fund pays during any calendar month exceed the Master Fund’s net investment income for such month, NorthStar Realty and OZ Corporate Investors, LLC will purchase Master Fund shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to the Master Fund shareholders exceed the Master Fund’s net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to the Master Fund shareholders, including the Fund, at a rate of 7.0% per annum or at all. Further, a $5.0 million investment in the Master Fund by each of NorthStar Realty and OZ Corporate Investors, LLC, in accordance with the Distribution Support Agreement, may not be sufficient to enable the Master Fund to pay distributions to Master Fund shareholders at a rate of at least 7.0% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her capital gain (or reducing loss) on a subsequent sale of Shares. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Master Fund and, consequently, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.
The Shares sold in the Offering will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, if Shareholders purchase Shares in the Offering, they will have limited liquidity and may not receive a full return of their invested capital if they sell their Shares.
Each of the Fund and the Master Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. Although the Fund and the

Master Fund intend to complete a liquidity event for Shareholder approximately five years following the completion of this offering, which may include a listing of the Master Fund’s shares on a national securities exchange, there can be no assurances that a liquidity event will be completed within that timeframe or at all. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment.
The Fund is not obligated to complete a liquidity event by a specified date; therefore, it will be difficult or impossible for a Shareholder to sell his or her Shares.
The Shares are not currently listed on any securities exchange, and the Fund does not expect a public market for them to develop in the foreseeable future, if ever. Therefore, you should not expect to be able to sell their Shares promptly or at a desired price. No Shareholder will have the right to require the Fund to repurchase his or her Shares or any portion thereof. Because no public market will exist for the Shares, and none is expected to develop, Shareholders will not be able to liquidate their investment prior to the Fund’s liquidation or other liquidity event, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other eligible investors. Shareholders that are unable to sell their shares will be unable to reduce their exposure on any market downturn.
The Fund and the Master Fund intend to complete a liquidity event for Shareholders approximately five years following the completion of this offering, or at such earlier time as the Board and the Master Fund’s Board may determine, taking into consideration market conditions and other factors. A liquidity event could include (i) a listing of the Master Fund’s shares on a national securities exchange, (ii) the sale of all or substantially all of the Master Fund’s assets either on a complete portfolio basis or individually or (iii) a merger or another transaction approved by the Board and the Master Fund’s Board in which the Shareholders will receive cash or securities of a publicly-traded company. However, the completion of a liquidity event is in the sole discretion of the Board, and depending upon the event, may require Shareholder approval, and there can be no assurance that the Fund will complete a liquidity event within the proposed timeframe or at all. A Shareholder may need to retain his, her or its Shares for an indefinite period of time because the Fund and the Master Fund may determine not to pursue a liquidity event. If the Fund does not successfully complete a liquidity event, liquidity for an investor’s shares will be limited to the Fund’s share repurchase program, which the Fund has no obligation to maintain.
Beginning with the first calendar quarter following the date of the Fund’s commencement of operations, the Fund intends to offer to repurchase your Shares on a quarterly basis. As a result Shareholders will have limited opportunities to sell their Shares and, to the extent they are able to sell their Shares under the program, they may not be able to recover the amount of their investment in the Shares. In addition, the Board or the Master Fund’s Board may suspend or terminate the share repurchase program at any time and there is no guarantee that the program will remain in place.
To provide Shareholders with limited liquidity, beginning with the first calendar quarter following the date of the Fund’s commencement of operations, the Fund intends to commence repurchase offers to allow you to sell your Shares to the Fund on a quarterly basis. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.
The share repurchase program will include numerous restrictions that limit your ability to sell your Shares. The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. The Fund will further limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. To the extent that the number of shares submitted to the Fund for repurchase exceeds the number of shares that the Fund is able to purchase, it will repurchase shares on a pro rata basis, not on a first-come, first-served basis. Further, the Fund will have no obligation to repurchase shares if the repurchase would violate the restrictions on distributions under federal law or Delaware law, which prohibits distributions that would cause a corporation to fail to meet statutory tests of solvency. These limits may prevent the Fund from accommodating all repurchase requests made in any year. If you invest through a fee-based program, also known as a wrap account, of an investment dealer, your liquidity may be further restricted by the terms and conditions of such program, which may limit your ability to request the repurchase of your Shares that are held in such account.
The Board or the Master Fund’s Board may amend, suspend or terminate the repurchase program upon 30 days’ notice. The Fund will notify you of such developments (i) in its quarterly reports or (ii) by means of a separate mailing to you, accompanied by disclosure in a current or periodic report under the Exchange Act. In addition, although the Fund has adopted a share repurchase program, it has the discretion to not repurchase your Shares, to suspend the plan, and to cease repurchases. Further, the plan has many limitations and should not be relied upon as a method to sell Shares promptly and at a desired price.
Unless the Master Fund experiences substantial net capital appreciation and realized gains, the repurchase price for Shares associated with the Fund’s periodic repurchase offers will be at a lower price than the price you paid for Shares, and the timing of the Fund’s repurchase offers may be at a time that is disadvantageous to Shareholders.
The Fund has no obligation to repurchase Shares at any time, and repurchases will only be made in accordance with the Fund’s share repurchase program. The Fund intends to offer to repurchase such Shares at a price equal to the NAV per Share on each date of repurchase. Therefore, if the Master Fund does not experience net capital appreciation and realize gains following the date you purchase your Shares, any offer price by the Fund to repurchase your Shares will be lower than the price you paid.
In addition, in the event an investor chooses to participate in the Fund’s share repurchase program, the investor will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per Share will be on the repurchase date. Although an investor will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent an investor seeks to sell shares to the Fund as part of its share repurchase program, the investor will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date.
Risks Related to the Master Fund’s Investment Strategies
The Master Fund is affected by market and economic conditions that are outside of its control.
The Master Fund and its investments may be materially affected by market and economic conditions domestically and globally, including conditions affecting interest rates, the availability of credit, currency exchange rates and trade barriers. These factors are outside the Master Fund’s control and could adversely affect the liquidity and value of its investments, and may reduce the ability of the Master Fund to make attractive new investments.
Many of the Master Fund’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay the Master Fund’s debt investments during these periods. During such periods, the Master Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease. Adverse economic conditions may also decrease the value of any collateral securing its first or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in the Master Fund’s portfolio and a decrease in the Master Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Master Fund’s funding costs, limit the Master Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Master Fund from increasing investments and harm the Master Fund’s operating results.
Although the market is not currently experiencing the same levels of disruption as during 2008 to 2009, recently, the debt markets have been experiencing substantial disruption, which may continue substantially into the future. Instability in the credit markets may make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain borrowers may, due to macroeconomic conditions, be unable to repay loans or other indebtedness during this period. A borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the loans and foreclosure on its assets, to the extent such loans or indebtedness are secured, which could trigger cross-defaults under other agreements and jeopardize the borrower’s ability to meet its obligations under its debt securities. The Master Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting borrower. In addition, if one of the borrowers were to commence bankruptcy proceedings, even though the Master Fund may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Master Fund actually provided managerial assistance to such borrower, a bankruptcy court might recharacterize the Master Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. The current adverse economic conditions also may decrease the value of collateral securing some of the Master Fund’s loans or other debt instruments and the value of its equity investments.
These developments may increase the volatility of the value of securities owned by the Master Fund. These developments also may make it more difficult for the Master Fund to accurately value its securities or to sell its securities on a timely basis. These developments, including rising interest rates, could adversely affect the ability of the Master Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to investors. These developments also may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Master Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Master Fund and adversely affect the Master Fund’s NAV.
The Master Fund’s investments may be risky and the Master Fund may lose all or part of its investments.
The Master Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in income-producing securities of both public and private U.S. and non-U.S. companies, including first and second lien loans, subordinated debt, bonds and structured credits, including CLO debt and equity. The Master Fund expects that its investment portfolio will primarily consist of senior secured loans. In addition, the Master Fund may also hold select positions in equity securities, including common and preferred shares, and convertible securities. The Master Fund’s investments are subject to numerous risks, including, but not limited to, those described below. As a result, the Master Fund may lose all or part of its investments.
Debt Instrument Risk.   The debt securities and loans, including bonds, in which the Master Fund invests, may be secured, partially secured or unsecured and may be rated or unrated, and whether or not rated, may have speculative characteristics. Changes in interest rates generally will cause the value of fixed rate debt investments held by the Master Fund to vary inversely to such changes. Debt investments with longer terms to maturity or duration are subject to greater volatility than investments in shorter-term obligations. The issuer of a debt security or instrument may not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow. Commercial bank lenders may be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.
Senior Loan Risk.   In most circumstances, senior loans are fully collateralized by assets of the borrower. Such instruments vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, they are generally repaid before unsecured loans, corporate bonds, subordinated debt, trade creditors, and preferred or common shareholders. In instances where borrowers are not required to hedge their interest rate exposure under the terms of the applicable loan documents, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of the Master Fund’s assets may also be affected by other uncertainties such as economic developments affecting the market for first secured term loans or affecting borrowers generally.
First secured loans usually include restrictive covenants, which must be maintained by the borrower. The Master Fund may have an obligation with respect to certain first secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.
The Master Fund will typically acquire senior loans through assignments. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Master Fund may not be able to unilaterally enforce all rights and remedies under the senior loan and with regard to any associated collateral. Senior loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Master Fund may invest in senior loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the first secured term loans subsequent to an investment by the Master Fund.
Subordinated and Unsecured or Partially Secured Credit Risk.   The Master Fund may invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower.
Non-Performing and Distressed Nature of Debt.   It is anticipated that certain debt instruments purchased by the Master Fund will be non-performing and possibly in default. Furthermore, the borrower or relevant guarantor may also be in bankruptcy or liquidation. The Master Fund may also invest in debt instruments that are performing but are currently distressed and have a high risk of becoming non-performing. There can be no assurance as to the amount and timing of payments, if any, with respect to any such debt instruments.
The Master Fund may invest in debtor-in-possession financings. In such investments there is a risk that the underlying borrower may not successfully come out of Chapter 11 proceedings and may be forced to liquidate its assets in which case the Master Fund’s only recourse will be against the security provided by the borrower (which may not be sufficient to cover related losses).
Corporate Bonds Risk.   The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail. There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality, which are often referred to as “high yield” or “junk,” have predominantly speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “— Non-Investment Grade Securities Risk.”
Credit Risk.   The Master Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Master Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Master Fund may invest in investments that NSAM Adviser and OZ Credit Management believe are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Master Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Master Fund. Moreover, the Master Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Master Fund may not have priority over other creditors as anticipated. The Master Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Credit Ratings Risk.   Credit ratings represent only the opinion of the rating agency with respect to the ability of a company to make principal and interest payments on its securities. In determining a credit rating, rating agencies do not evaluate the risks of fluctuations in market value. Further, there may be limits on the effectiveness of the rating agencies’ financial models. For these and other reasons, a credit rating may not fully reflect the risks inherent in the relevant security. Further, a rating agency may have a conflict of interest with respect to a security for which it assigns a particular rating. For example, if the issuer or sponsor of a security pays a rating agency for the analysis of its security, an inherent conflict of interest may exist that could affect the reliability of the rating. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. In other words, a security or an issuer may maintain a certain credit rating even though conditions have deteriorated or improved since the rating was issued. Consequently, credit ratings should not necessarily be relied upon as an indicator of investment quality. If a rating agency changes the rating assigned to one or more of the Master Fund’s investments, the Master Fund is not required to sell the relevant securities.
Covenant Breach Risk.   A borrower may fail to satisfy financial or operating covenants imposed by the Master Fund or other lenders, which could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt or equity securities that the Master Fund holds. The Master Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting company.
Prepayment and Maturity Extension Risk.   Prepayment risk occurs when a debt investment held by the Master Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations the Master Fund invests in from time to time may be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers may prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Master Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Master Fund purchases the relevant investment at a premium, prepayments may result in a loss to the extent of the premium paid. If the Master Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income, which may be taxable as ordinary income to investors. In a period of rising interest rates, prepayments of investments may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change an investment that was considered short or intermediate-term at the time of purchase into a longer-term investment. Since the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Master Fund. When interest rates decline, the value of an investment with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or delay prepayments and thus affect maturities.
No Control Over Portfolio Companies.   The Master Fund does not expect to control most of its portfolio companies, although its debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, the Master Fund is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve the Master Fund’s interests as a debt investor. A portfolio company may make decisions that could decrease the value of the Master Fund’s portfolio holdings. The Master Fund may not be able to dispose of its interests in its portfolio companies as readily as it would like or at an appropriate valuation if it invests in non-traded companies. In addition, where the Master Fund is entitled to occupy a seat on the board of a portfolio company, such involvement may prevent the Master Fund from freely disposing of its debt investments and may subject the Master Fund to additional liability or result in re-characterization of its debt investments as equity.
Mezzanine Investments Risk.   The Master Fund may invest in mezzanine debt instruments, which are expected to be unsecured and made in companies with capital structures having significant indebtedness ranking ahead of the investments, all or a significant portion of which may be secured. While the investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over the company’s assets, some or all of such terms may not be part of particular investments and the mezzanine debt will be subordinated in recovery to senior classes of debt in the event of a default. Mezzanine investments generally are subject to various risks including, without limitation: (i) a subsequent characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that may arise with respect to any collateral securing the obligations.
Convertible Securities Risk.   Convertible securities are bonds, debentures, notes, preferred shares or other securities that may be converted into or exchanged for a specified amount of common shares or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred shares until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common shares, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common shares due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common shares increases.
The value of a convertible security is a function of its “investment value,” or determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege, and its “conversion value,” or the security’s worth, at market value, if converted into the underlying common shares. The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common shares. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common shares approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common shares while holding a fixed-income security. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Master Fund is called for redemption, the Master Fund will be required to permit the issuer to redeem the security, convert it into the underlying common shares or sell it to a third party. Any of these actions could have an adverse effect on the Master Fund’s ability to achieve its investment objective.
Equity Securities Risk.   The value of equity securities, including common shares, preferred shares and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of holders of common shares and are likely to have varying types of priority over holders of preferred and convertible stock.
Preferred Stock Risk.   There are special risks associated with our investing in preferred securities, including:
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Deferral.   Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issue. If we own a preferred security that is deferring its dividends or distributions, we may be required to report income for tax purposes although we have not yet received such income.

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Non-Cumulative Dividends.   Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up arrearages to its shareholders. Should an issuer of non-cumulative preferred securities we hold determine not to pay dividends or distributions on such security, our return from that security may be adversely affected. There is no assurance that dividends or distribution on non-cumulative preferred securities in which we invest will be declared or otherwise made payable.

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Subordination.   Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

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Liquidity.   Preferred securities may be substantially less liquid than many other securities, such as common shares or U.S. government securities.

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Limited Voting Rights.   Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

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Special Redemption Rights.   In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, redemption may be triggered by a change in U.S. federal income tax or securities laws. Redemption by the issuer may negatively impact the return of the security we hold.

Small Capitalization Company Risk.   Smaller capitalization companies may have limited product lines or markets. They may be less financially’ secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, our investment in a smaller capitalization company may lose substantial value, In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.
The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view:
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Small and Mid-Cap Stock Risk.   We may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company’s shares may affect its market price. We may need a considerable amount of time to purchase or sell our positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.
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Unseasoned Companies Investment Risk.   We may invest in smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which we may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited product lines, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which we may invest.

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Smaller and Emerging Growth Companies Investment Risk.   Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets, financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Our management believes that properly selected companies of this type have the potential to increase our earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.
Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition of our portfolio securities may require us to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in our management’s judgment, such disposition is not desirable.
The process of selection and continuous supervision by NSAM Adviser and OZ Credit Management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.
Small companies are generally little known to most individual investors although some may be dominant in their respective industries. We may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small cap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities market cycles as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.
Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.
Dividends.   The Master Fund may invest in equity securities from time to time. Dividends relating to these equity securities may not be fixed, but may be declared at the discretion of a portfolio company’s board of trustees. There is no guarantee that a company in which the Master Fund invests will declare dividends in the future or that, if declared, the dividends will remain at current levels or increase over time.
Derivatives Risk.   The Master Fund’s derivative investments have risks, including: the imperfect correlation between the value of such instruments and the underlying assets of the Master Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Master Fund’s portfolio; the loss of principal; the possible default of the counterparty to the transaction, known as “counterparty risk”; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value upon the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Derivative investments generally give rise to a form of financial leverage, which will magnify the Master Fund’s risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of NSAM Adviser and OZ Credit Management to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Master Fund as premiums and cash or other assets held in margin accounts with respect to the Master Fund’s derivative investments would not be available to the Master Fund for other investment purposes, which may result in lost opportunities for gain.
Investments in CLOs may be riskier and less transparent to the Fund and its Shareholders than direct investments in the underlying companies.
The Master Fund will invest in CLOs that are supported by a pool of loans. Interests in CLOs are typically divided into tranches, with senior, subordinated, and equity tranches. Holders of CLOs bear the risks of the securitized loans that underlie them, including credit risk, interest rate risk, prepayment risk, maturity risk and market risk. Generally, there may be less information available to the Master Fund regarding the underlying loans held by CLOs than if Master Fund had invested directly in the debt of the underlying companies. As a result, the Fund and its Shareholders will not know the details of the underlying loans of the CLOs in which the Master Fund will invest.
The Master Fund will not be responsible for and will have no influence over the asset management of the portfolios of loans underlying the CLO securities it holds. Similarly, it will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual CLO securities. As a result, the values of the portfolios underlying the Master Fund’s CLO securities could decrease as a result of decisions made by third-party CLO collateral managers.
The terms and conditions of an underlying loan may be amended, modified or waived by the agreement of the CLO collateral manager on behalf of the CLO. Generally, any such agreement must meet the requirements of the CLO indenture and rating agency criteria. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which the Master Fund invests may be modified, amended or waived in a manner contrary to the Master Fund’s preferences.

The Master Fund may have the right to receive payments only from the CLO, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. CLOs typically will have no significant assets other than their underlying loans. Accordingly, payments on CLO securities are and will be payable solely from the cash flows from such underlying loans, net of all management fees and other expenses. Payments to the Master Fund as a holder of CLO securities are subject to payments received on the underlying loans. This means that relatively small numbers of defaults of underlying loans may adversely impact the Master Fund’s returns.
The Master Fund’s investments in CLOs are subject to prepayment risk. In the event that any of the loans underlying a CLO are prepaid, there can be no assurance that the CLO collateral manager will be able to reinvest such proceeds in new loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
The Master Fund’s CLO securities will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. The Master Fund may be in a subordinated position with respect to realized losses on the securitized loans in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO securities represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO securities could be greater than the change in the market value of the underlying loans.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to loan defaults), then cash flow that otherwise would have been available to pay the distribution on the CLO securities may instead be used to pay down liabilities on any senior notes or to purchase additional loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO securities, which would adversely impact the Master Fund’s returns.
The loans underlying the Master Fund’s CLO securities may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee, and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
While certain CLOs enable the investor to acquire interests in a pool of underlying loans without the brokerage and other expenses associated with directly holding the same loans, investors in CLOs generally pay their share of the CLO’s administrative and other expenses. Although it is difficult to predict whether the prices of CLOs will rise or fall, these prices will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a CLO uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the CLO securities owned by the Master Fund.
CLOs typically will have no significant assets other than their underlying loans; payments on CLO investments are and will be payable solely from the cashflows from such loans.
CLOs typically will have no significant assets other than their underlying loans. Accordingly, payments on CLO securities are and will be payable solely from the cashflows from such underlying loans, net of all management fees and other expenses. Payments to the Master Fund as a holder of CLO securities are subject to payments received on the underlying loans. This means that relatively small numbers of defaults of underlying loans may adversely impact the Master Fund’s returns.
The Master Fund’s CLO investments are exposed to leveraged credit risk.
The Master Fund may be in a subordinated position with respect to realized losses on the loans in CLOs. The leveraged nature of CLOs, in particular, magnifies the adverse impact of loan defaults. CLO securities represent a leveraged investment with respect to the underlying loans. Therefore, changes in the market value of the CLO securities could be greater than the change in the market value of the underlying loans, which are subject to credit, liquidity and interest rate risk.

There is the potential for interruption and deferral of cashflow from CLO investments.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO, primarily due to loan defaults, then cashflow that otherwise would have been available to pay distributions to the Master Fund on its CLO investments may instead be used to redeem any senior notes or to purchase additional loans, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to the holders of the CLO securities, which would adversely impact the Master Fund’s returns.
The payment of underlying portfolio manager fees and other charges on CLO investments could adversely impact the Master Fund’s returns.
The Master Fund may invest in CLO securities where the underlying portfolio securities may be subject to management, administration and incentive or performance fees, in addition to those payable by the Master Fund. Payment of such additional fees could adversely impact the returns the Master Fund achieves.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of loans may adversely affect the Master Fund.
There can be no assurance that for any CLO investment, in the event that any of the loans of a CLO underlying such investment are prepaid, the CLO collateral manager will be able to reinvest such proceeds in new loans with equivalent investment returns. If the CLO collateral manager cannot reinvest in new loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected.
The Master Fund CLO securities are subject to prepayments and calls, increasing re-investment risk.
The Master Fund CLO securities and/or the underlying loans may be prepaid more quickly than expected, which could have an adverse impact on the Master Fund’s value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond the Master Fund’s control, and consequently cannot be predicted with certainty. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior tranches amortize. The yield to maturity of the investments will depend on the amount and timing of payments of principal on the loans and the price paid for the securities. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayments of the debt.
Furthermore, the Master Fund’s CLO securities generally do not contain optional call provisions, other than a call at the option of the holders of the equity tranches for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity tranches and, therefore, where the Master Fund does not hold the relevant percentage it will not be able to control the timing of the exercise of the call option. The equity tranches also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity tranches if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option other than at the Master Fund’s request may also give rise to increased re-investment risk with respect to certain investments, as the Master Fund may realize excess cash earlier than expected. If the Master Fund is unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce the Master Fund’s net income and, consequently, could have an adverse impact on its ability to pay dividends.
The Master Fund has limited control of the administration and amendment of any CLO in which it invests.
The terms and conditions of the Master Fund’s Target Securities may be amended, modified or waived only by the agreement of the underlying security holders. Generally, any such agreement must include a majority or a super majority (measured by outstanding amounts) or, in certain circumstances, a unanimous vote of the security holders. Consequently, the terms and conditions of the payment obligation arising from the CLOs in which the Master fund invests be modified, amended or waived in a manner contrary to the Master Fund’s preferences.
Loans of CLOs may be sold and replaced resulting in a loss to the Master Fund.
The loans underlying the Master Fund’s CLO securities may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity tranche once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity tranche would be increased by the leveraged nature of the investment.
The Master Fund’s financial results may be affected adversely if one or more of the Master Fund’s significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as the Master Fund expects.
The Master Fund expect that a majority of its portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly leveraged up to approximately 10 times, and therefore the junior debt and equity tranches that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. The Master Fund may have the right to receive payments only from the CLOs, and does not have direct rights against the issuer or the entity that sold the assets to be securitized. Although it is difficult to predict whether the prices of indices and securities underlying CLOs will rise or fall, these prices, and therefore, the prices of the CLOs, will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we make in CLOs are thinly traded or have only a limited trading market. CLO securities are typically privately offered and sold, in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from the underlying loans will not be adequate to make interest or other payments; (ii) the quality of the underlying loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, the Master Fund’s investments in equity and junior debt tranches of CLOs are subordinate to the senior debt tranches thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the loans underlying the CLOs in which we invest.
CLO investments are subject to interest rate risk.
A majority of the assets in a CLO’s portfolio are floating rate loans which are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on these floating rate loans and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO equity. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the CLO investments held by the Fund.
LIBOR and EURIBOR Floor Risk.   An increase in LIBOR or EURIBOR will increase the financing costs of CLOs. Since many of the floating rate loans within these CLOs have LIBOR or EURIBOR floors, there may not be corresponding increases in investment income (if LIBOR or EURIBOR increases but stays below the average LIBOR or EURIBOR floor rate of such floating rate loans) resulting in smaller distribution payments to CLO equity.

LIBOR Risk.   The CLOs in which the Fund invests typically obtain financing at a floating rate based on LIBOR (and at times EURIBOR). Regulators and law-enforcement agencies in a number of different jurisdictions have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. LIBOR is currently being reformed, including (i) the replacement of the British Bankers’ Association with ICE Benchmark Administration Ltd, IBA, as LIBOR administrator, (ii) a reduction in the number of tenors for which LIBOR is calculated, and (iii) modifications to the LIBOR submission and calculation procedures. Any these changes or any other changes to LIBOR could adversely affect the liquidity and value of the Master Fund’s CLO investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Master Fund’s CLO investments. Additionally, it may make it more difficult for CLOs to satisfy certain conditions set forth in a CLO’s offering documents.
Historically Low Interest Rate Environment.   As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Master Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are impacted by the current monetary policy initiatives the effect of which is impossible to predict with certainty.
The assets in a CLO’s portfolio often have floating interest rates.   A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Fund invests. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the floating rate loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income resulting in smaller distribution payments to CLO equity.
The Master Fund will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
The Master Fund will not be responsible for and will have no influence over the asset management of the portfolios underlying the CLO securities it hold as those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, it will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of the individual CLO securities. As a result, the values of the portfolios underlying the Master Fund’s CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
The Master Fund is subject to risks associated with the Foreign Subsidiary, its wholly owned subsidiary.
The Master Fund intends to invest indirectly through the Foreign Subsidiary through which the Master Fund expects to invest in securities of U.S. and non-U.S. issuers that are issued in private offerings without registration with the SEC pursuant to Regulation S under the Securities Act. The Foreign Subsidiary is not separately registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the Cayman Islands could result in the inability of the Foreign Subsidiary to operate as anticipated.
Non-investment grade debt involves a greater risk of default and higher price volatility than investment grade debt.
The loans underlying the Master Fund’s CLO investments typically are non-investment grade and in limited circumstances, are unrated. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade debt.
To the extent original issue discount and payment-in-kind interest or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
The Master Fund’s investments may include original issue discount, or OID, instruments and contractual PIK, interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of the Master Fund’s income, the Master Fund will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
•
OID instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•
OID accruals may create uncertainty about the source of our distributions to Shareholders;

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

•
OID and PIK instruments may represent a higher credit risk than coupon loans.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
We may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements, or Foreign Securities. Investments in foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets we hold in foreign countries. Dividend income we receive from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income.
There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some Foreign Securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in us missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.
Investments in Foreign Securities will expose us to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which we may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
We also may purchase sponsored American Depositary Receipts, or ADRs, which are U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.
Investments in emerging markets may involve significant risks in addition to the risks inherent in U.S. investments.
We may invest in securities of issuers whose primary operations or principal trading market are located in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.
Investments in companies whose securities are denominated or quoted in currencies other than U.S. dollars may involve significant risks.
We may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, we will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which Shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.
Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Master Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair our investment flexibility, its ability to achieve our investment objective or the value of certain of our foreign currency-denominated investments.
Sovereign debt defaults and European Union, or EU, and/or Eurozone exits could have material adverse effects on investments in European companies, while austerity and other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund.
The Master Fund may invest in companies from any geographic region; however, the Master Fund intends to invest in European companies and companies that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the EU or the Eurozone and various proposals, which are still under consideration and unclear in material respects, for support of affected countries and the Euro as a currency. The outcome of this situation cannot be predicted. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on investments by the Master Fund in European companies, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Master Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies in affected countries, could also have material adverse effects on the Master Fund.
The Master Fund’s investments may be illiquid.
The Master Fund may invest a substantial percentage of its portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Master Fund in determining its NAV. The Master Fund may not be able to readily dispose of such securities at prices that approximate those at which the Master Fund could sell such securities if the securities were more widely-traded and, as a result of such illiquidity, the Master Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting the Master Fund’s NAV and ability to make dividend distributions. The securities in which the Master Fund may invest may not be readily marketable and may be subject to restrictions on resale. The securities in which the Master Fund may invest generally are not listed on any U.S. national securities exchange and no active trading market may exist. Although a secondary market may exist for such investments, the market for those investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, ownership of such securities may be distributed across a wide range of holders, some of whom may continue to face near- to intermediate-term liquidity issues, thereby reducing the prospective investor population, which would limit the Master Fund’s ability to sell its investments if it chooses to or needs to do so. The Master Fund has no limitation on the amount of its assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.
The Master Fund may invest in assets with no or limited performance or operating history.
The Master Fund may invest in assets with no or limited investment history or performance record upon which NSAM Adviser or OZ Credit Management will be able to evaluate their likely performance. The Master Fund’s investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, the Master Fund’s profitability, NAV and share price could be adversely affected.
The Master Fund is exposed to underlying borrower fraud through the Master Fund’s Target Securities held in its portfolio.
The Master Fund’s investment strategy involves the possibility of the Master Fund’s investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose securities the Master Fund holds, either directly or indirectly through CLOs. Such inaccuracy or incompleteness may adversely affect the valuation of the Master Fund’s investments or may adversely affect the ability of the relevant investment to perfect or effectuate a lien on the collateral securing the loan. The CLOs in which the Master Fund will invest will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. In addition, the quality of the Master Fund’s investments is subject to the accuracy of representations made by the underlying issuers. The Master Fund is also subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.

Changes in interest rates may have a negative impact on the Master Fund’s investments and investment opportunities.
The Master Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Master Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Master Fund’s investment objective and the Master Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Master Fund’s financing needs, if any.
Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
Certain investments may be exposed to the credit risk of the counterparties with whom the Master Fund deals.
The Master Fund’s investments may be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Master Fund deals, whether in exchange-traded or OTC transactions. The Master Fund may be subject to the risk of loss of Master Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Master Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, it is expected that all securities and other assets deposited with such broker or dealer will be clearly identified as being assets of the fund and hence such entity should not be exposed to a credit risk with regard to such parties. However, it may not always be possible to achieve this and the Master Fund might recover, even in respect of property specifically traceable to the Master Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount may be less than the amounts owed to the Master Fund. Such events would have an adverse effect on the Master Fund’s NAV.
The Master Fund’s investments may be structured through the use of OTC options and swaps. Such transactions may be entered into with a small number of counterparties resulting in a concentration of counterparty risk. The exercise of counterparty rights under such arrangements, including forced sales of securities, may have a significant adverse impact on the Master Fund and its NAV.
A significant portion of the Master Fund’s investment portfolio will be recorded at fair value as determined in good faith by or under the direction of the Master Fund’s Board and, as a result, there will be uncertainty as to the value of the Master Fund’s investments.
Under the 1940 Act, the Master Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is often no public market for the Master Fund’s Target Securities. Many of the Master Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated OTC secondary market for institutional investors. As a result, the Master Fund’s Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the Master Fund’s audit committee and the Master Fund’s Board will review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Master Fund’s valuation policies and procedures. Valuations of Master Fund investments will be disclosed quarterly in reports filed with the SEC. See “Determination of Net Asset Value.”
Certain factors that may be considered in determining the fair value of the Master Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Master Fund’s fair value determinations may cause the Master Fund’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.
The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those which trade on an exchange.
Unlike publicly-traded common shares which trade on national exchanges, there is no central place or exchange for the securities or instruments for the Master Fund’s Target Securities. Loans, bonds and certain other debt securities, for example, generally trade on an OTC market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans, bonds and certain other debt securities may carry more risk than that of common shares which trades on national exchanges. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Master Fund. As a result, the Master Fund may be subject to the risk that when a loan, bond or other debt security is sold in the market, the amount received by the Master Fund is less than the value of such loan, bond or other debt security carried on the Master Fund’s books.
Risks Related to NSAM Adviser, OZ Credit Management and their Affiliates
Because the Dealer Manager is an affiliate of NSAM Adviser, Shareholders will not have the benefit of an independent due diligence review of the Fund, which is customarily performed in firm commitment underwritten offerings; the absence of an independent due diligence review increases the risks and uncertainty Shareholders face.
The Dealer Manager is an affiliate of NSAM Adviser. As a result, the Dealer Manager’s due diligence review and investigation of the Fund and this prospectus cannot be considered to be an independent review. Therefore, you do not have the benefit of an independent review and investigation of this offering of the type normally performed by an unaffiliated, independent underwriter in a firm commitment underwritten public securities offering.
The Fund’s ability to successfully conduct its continuous offering is dependent, in part, on the ability of the Dealer Manager to successfully establish, operate and maintain a network of broker-dealers.
The success of this public offering, and correspondingly the Fund’s ability to implement its business strategy, is dependent upon the ability of the Dealer Manager to establish and maintain a network of licensed securities broker-dealers and other agents to sell the Shares. If the Dealer Manager fails to perform, the Fund may not be able to raise adequate proceeds through this public offering to implement its investment strategy. If the Fund is unsuccessful in implementing its investment strategy, you may lose all or a part of your investment.
Fund Shares and Master Fund shares purchased by NSAM Adviser, OZ Credit Management and their respective affiliates could be subject to certain risks, including that the affiliates of NSAM Adviser and OZ Credit Management may have an interest in disposing of the Master Fund’s assets at an earlier date so as to recover their investment in the Master Fund’s shares and that substantial purchases of Master Fund shares by the affiliates of NSAM Adviser and OZ Credit Management may limit NSAM Adviser’s and OZ Credit Management’s ability to fulfill any financial obligations that they may have to the Master Fund or incurred on the Master Fund’s behalf.
NSAM Adviser, OZ Credit Management and their respective affiliates may purchase Fund Shares for any reason deemed appropriate; provided, however, that it is intended that once this offering of common shares is completed, neither NSAM Adviser, OZ Credit Management nor their respective affiliates will hold

5.0% or more of the Fund’s and the Master Fund’s outstanding common shares, collectively. NSAM Adviser, OZ Credit Management and their respective affiliates will not acquire any Fund Shares with the intention to resell or re-distribute such Fund Shares. The purchase of Fund Shares by NSAM Adviser, OZ Credit Management and their respective affiliates could create certain risks, including, but not limited to, the following:
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NSAM Adviser, OZ Credit Management and their respective affiliates may have an interest in disposing of the Fund’s assets at an earlier date so as to recover their investment in the Fund’s common shares; and

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substantial purchases of Fund Shares by NSAM Adviser, OZ Credit Management and their respective affiliates may limit NSAM Adviser’s and OZ Credit Management’s ability to fulfill any financial obligations that they may have to the Fund or incurred on the Fund’s behalf.

In addition to their ability to purchase Fund Shares, pursuant to the Distribution Support Agreement, NorthStar Realty and OZ Corporate Investors, LLC have each agreed to purchase up to $5.0 million in Master Fund shares, of which $1.0 million was contributed by each to the Master Fund as Seed Capital Investments, totaling $10.0 million in Master Fund shares, from time to time at the current NAV per Master Fund share until the earlier of  (a) two years from the date on which the Fund, or another investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither NSAM Adviser nor any of its affiliates is serving as the Master Fund’s investment adviser, or (c) the date upon which neither OZ Credit Management nor any of its affiliates is serving as the Master Fund’s investment sub-adviser. In no event shall NorthStar Realty or OZ Corporate Investors, LLC be required to purchase in aggregate greater than $5.0 million each in Master Fund shares, including its respective Seed Capital Investment. If the cash distributions the Master Fund pays during any calendar month exceed the Master Fund’s net investment income for such month, NorthStar Realty and OZ Corporate Investors, LLC will purchase Master Fund shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to the Master Fund shareholders exceed the Master Fund’s net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to the Master Fund shareholders, including the Fund, at a rate of 7.0% per annum or at all. Further, a $5.0 million investment in the Master Fund by each of NorthStar Realty and OZ Corporate Investors, LLC, in accordance with the Distribution Support Agreement, may not be sufficient to enable the Master Fund to pay distributions to Master Fund shareholders at a rate of at least 7.0% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her capital gain (or reducing loss) on a subsequent sale of Shares. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Master Fund and, consequently, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.
NSAM Adviser and OZ Credit Management or their affiliates have no prior experience managing a registered closed-end management investment company.
While members of NSAM Adviser’s and OZ Credit Management’s senior management teams have significant experience investing in the Master Fund’s Target Securities, NSAM Adviser and OZ Credit Management are new entities and have no investment advisory experience, including no experience managing a registered closed-end management investment company. Therefore, NSAM Adviser and OZ Credit Management may not be able to successfully operate Master Fund’s business or achieve its investment objective. As a result, an investment in the Shares may entail more risk than the shares of a comparable company with a substantial operating history.
The 1940 Act and the Code impose numerous constraints on the operations of registered closed-end management investment companies and RICs that do not apply to the other types of investment vehicles.

Moreover, qualification for RIC tax treatment under subchapter M of the Code requires satisfaction of source-of-income, diversification and other requirements. The failure to comply with these provisions in a timely manner could prevent the Fund or the Master Fund from qualifying as a RIC or could force the Fund or the Master Fund to pay unexpected taxes and penalties, which could be material. NSAM Adviser’s and OZ Credit Management’s lack of experience in managing a portfolio of assets under such constraints may hinder the Master Fund’s ability to take advantage of attractive investment opportunities and, as a result, achieve the Fund’s and the Master Fund’s investment objective.
The Fund’s ability to achieve its investment objective depends on the ability of NSAM Adviser and OZ Credit Management to manage and support the Master Fund’s investment process. If NSAM Adviser or OZ Credit Management or their respective affiliates were to lose any of their respective members of their senior management teams, the Fund’s ability to achieve its investment objective could be significantly harmed.
Since the Fund and the Master Fund have no employees, they will depend on the investment expertise, skill and network of business contacts of NSAM Adviser and OZ Credit Management. NSAM Adviser and OZ Credit Management will evaluate, negotiate, structure, execute, monitor and service the Master Fund’s investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the professionals of NSAM Adviser and OZ Credit Management. The departure of any of NSAM Adviser’s or OZ Credit Management’s professionals could have a material adverse effect on the Fund’s ability to achieve its investment objective.
The Fund’s ability to achieve its investment objective depends on NSAM Adviser’s and OZ Credit Management’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet the Master Fund’s investment criteria. NSAM Adviser’s and OZ Credit Management’s capabilities in structuring the investment process, providing competent, attentive and efficient services and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Master Fund’s investment strategies, NSAM Adviser and OZ Credit Management may need to hire, train, supervise and manage new investment professionals to participate in the investment selection and monitoring process. NSAM Adviser and OZ Credit Management may not be able to find investment professionals in a timely manner or at all. Failure to support the investment process could have a material adverse effect on the Fund’s and the Master Fund’s business, financial condition and results of operations.
The Master Fund Advisory Agreement, the Fund Advisory Agreement, the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, all have termination provisions that allow the parties to terminate the agreements without penalty. For example, the Master Fund Advisory Agreement may be terminated at any time, without penalty, by NSAM Adviser upon 60 days’ notice to the Master Fund, or by OZ Credit Management upon 60 days’ notice to NSAM Adviser. If any of the agreements are terminated, it may adversely affect the quality of the Master Fund’s investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for the Master Fund to replace NSAM Adviser or OZ Credit Management.
Because the Fund’s business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of NSAM Adviser and OZ Credit Management to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect the Fund’s business.
The Fund expects that NSAM Adviser and OZ Credit Management will depend on their relationships with investment banks, commercial banks and CLO collateral managers, and the Master Fund will rely to a significant extent upon these relationships, to provide it with potential investment opportunities. If NSAM Adviser or OZ Credit Management fails to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Master Fund may not be able to grow the Master Fund’s investment portfolio. In addition, individuals with whom NSAM Adviser and OZ Credit Management have relationships are not obligated to provide the Master Fund with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Master Fund.

NSAM Adviser, OZ Credit Management and their respective affiliates, including the Fund’s officers and some of the Fund’s trustees, will face conflicts of interest caused by compensation arrangements with the Fund and its affiliates, which could result in actions that are not in the best interests of Shareholders.
NSAM Adviser, OZ Credit Management and their respective affiliates will receive substantial fees, directly or indirectly, from the Fund and the Master Fund in return for their services, and these fees could influence the advice provided to the Master Fund. Among other matters, the compensation arrangements could affect their judgment with respect to public offerings of equity by the Master Fund, which would allow NSAM Adviser and OZ Credit Management to earn increased management fees. If the Master Fund decides to utilize leverage, it will increase the Master Fund’s assets and, as a result, will increase the amount of management fees payable to NSAM Adviser and OZ Credit Management. Additionally, employees of NSAM Adviser and OZ Credit Management may have portions of their individual compensation arrangements tied to the performance of the Fund. This may cause such individuals to recommend or approve riskier investments or rely more on leverage than would otherwise be the case.
NSAM Adviser’s influence on conducting the Master Fund’s operations gives it the ability to increase its fees, which may reduce the amount of cash flow available for distribution to Shareholders.
NSAM Adviser is paid a base management fee calculated as a percentage of the Master Fund’s gross assets and is unrelated to net income or any other performance base or measure. NSAM Adviser may advise the Master Fund to consummate transactions or conduct operations in a manner that, in NSAM Adviser’s reasonable discretion, are in the best interests of the Master Fund, including the purchase or sale of investments or incurring leverage such as through secured credit facilities, entering into TRS, issuing debt securities or other forms of leverage. These transactions, however, may increase the amount of fees paid to NSAM Adviser. NSAM Adviser’s ability to influence the base management fee paid to it by the Master Fund could reduce the amount of cash flow available for distribution to the Fund’s Shareholders.
NSAM Adviser and OZ Credit Management will be subject to extensive regulation, including as investment advisers in the United States and, in the case of NSAM Adviser, under the Investment Business Act 2003 of Bermuda, which could adversely affect its ability to manage the Fund’s and the Master Fund’s business.
Certain of NorthStar’s affiliates, including NSAM Adviser, will be subject to regulation as an investment adviser and/or fund manager by various regulatory authorities that are charged with protecting the interests of NSAM Adviser’s managed companies, including the Fund and the Master Fund. Instances of criminal activity and fraud by participants in the investment management industry and disclosures of trading and other abuses by participants in the financial services industry have led the U.S. Government and regulators in foreign jurisdictions to consider increasing the rules and regulations governing, and oversight of, the financial system. This activity is expected to result in continued changes to the laws and regulations governing the investment management industry and more aggressive enforcement of the existing laws and regulations. NSAM Adviser and OZ Credit Management could be subject to civil liability, criminal liability, or sanction, including revocation of their registration as investment advisers in the United States or, in the case of the NSAM Adviser, its registration under the Investment Business Act 2003 of Bermuda, revocation of the licenses of its employees, censures, fines or temporary suspension or permanent bar from conducting business if it is found to have violated any of these laws or regulations. Any such liability or sanction could adversely affect NSAM Adviser’s ability to manage the Fund’s or the Master Fund’s business.
NSAM Adviser and OZ Credit Management must continually address conflicts between their interests and those of their managed companies, including the Fund and the Master Fund. In addition, the SEC, the Bermuda Monetary Authority and other regulators have authority to scrutinize potential conflicts of interest. However, appropriately dealing with conflicts of interest is complex and difficult and if NSAM Adviser and OZ Credit Management fail, or appear to fail, to deal appropriately with conflicts of interest, they could face litigation or regulatory proceedings or penalties, any of which could adversely affect their ability to manage the Fund’s or the Master Fund’s business.
The Master Fund’s ability to enter into transactions with its affiliates will be restricted.
The Master Fund is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without relying on an available exemption or the prior approval of the SEC. For purposes of the 1940 Act, the following persons will be considered an affiliate of the Master Fund and the Master Fund will generally be prohibited from buying any securities from or selling any securities to such affiliate: (i) any person that owns, directly or indirectly, 5.0% or more of the Master Fund’s outstanding voting securities; (ii) any person that owns, directly or indirectly, 5.0% of the outstanding voting securities of NSAM Adviser or OZ Credit Management; or (iii) any person in which NSAM Adviser or OZ Credit Management or a person controlling or under common control with NSAM Adviser or OZ Credit Management owns, directly or indirectly, 5.0% of such person’s voting securities. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company, without the prior approval of the SEC. If a person, directly or indirectly, holds more than 5.0% of the voting securities of the Master Fund, NSAM Adviser or OZ Credit Management, or is under common control with the Master Fund, NSAM Adviser or OZ Credit Management, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into “joint” transactions with such person, absent an available exemption or the prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates.
In addition, the Master Fund will not be permitted to co-invest with certain entities affiliated with NSAM Adviser or OZ Credit Management in transactions originated by NSAM Adviser or OZ Credit Management or their respective affiliates unless it first obtains an exemptive order from the SEC or co-invests alongside NSAM Adviser or OZ Credit Management or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of NSAM Adviser, OZ Credit Management and their respective affiliates, as applicable. The Master Fund, OZ Credit Management and their affiliates have filed for exemptive relief from the SEC to engage in certain types of co-investment transactions with NSAM Adviser, OZ Credit Management and their affiliates. However, there can be no assurance that the Master Fund, OZ Credit Management or their affiliates will obtain such exemptive relief. Until any such relief is granted, the Master Fund may co-invest with NSAM Adviser, OZ Credit Management and their affiliates only in accordance with existing regulatory guidance and applicable allocation policies, which would reduce the amount of transactions in which the Master Fund can participate and make it more difficult for it to implement its investment objective. Until exemptive relief is obtained, the Master Fund will be unable to participate in certain transactions with NSAM Adviser, OZ Credit Management and their respective affiliates, including funds with similar investment strategies as the Master Fund.
In addition, entering into certain transactions that are not deemed “joint” transactions (for purposes of the 1940 Act and relevant guidance from the SEC) may potentially lead to joint transactions within the meaning of the 1940 Act in the future. This may be the case, for example, with issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Master Fund and its affiliates. In some cases, to avoid the potential of future joint transactions, NSAM Adviser and OZ Credit Management may avoid allocating an investment opportunity to the Master Fund that they would otherwise allocate, subject to NSAM Adviser’s and OZ Credit Management’s then-current allocation policies and any applicable exemptive orders, and to NSAM Adviser’s and OZ Credit Management’s obligations to allocate opportunities in a fair and equitable manner consistent with their fiduciary duties owed to the Master Fund and other accounts advised by NSAM Adviser and OZ Credit Management, if any, and policies related to approval of investments.
There may be conflicts of interest related to obligations that NSAM Adviser’s and OZ Credit Management’s respective senior management, investment teams and their affiliates have to other clients.
NSAM Adviser’s and OZ Credit Management’s professionals serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund and the Master Fund, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the Fund’s or the Master Fund’s best interests or in the best interest of their shareholders. The Fund’s and the Master Fund’s investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. NSAM Adviser, OZ Credit Management and certain of their affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund or the Master Fund. As a result of these activities, NSAM Adviser, OZ Credit Management and their personnel and certain of their affiliates will have conflicts of interest in allocating their time and resources between the Fund, the Master Fund and other activities in which they are or may become involved. NSAM Adviser, OZ Credit Management and their personnel will devote only as much of their time and resources to the Fund’s and the Master Fund’s businesses as, in their judgment, is reasonably required, which may be substantially less than their full time and resources.
Also, not only may the time and resources that individuals employed by NSAM Adviser and OZ Credit Management devote to the Fund and the Master Fund be diverted, the Fund and the Master Fund may face additional competition due to the fact that individuals employed by NSAM Adviser and OZ Credit Management are not prohibited from raising money for or managing other entities that make the same types of investments that the Master Fund intends to target.
Furthermore, NSAM Adviser, OZ Credit Management and their affiliates may have existing business relationships or access to material, non-public information that may prevent them from recommending investment opportunities that would otherwise fit within the Master Fund’s investment objective. These activities could be viewed as creating a conflict of interest in that the time, effort and ability of the members of NSAM Adviser, OZ Credit Management and their affiliates and their officers and employees will not be devoted exclusively to the business of the Fund and the Master Fund but will be allocated between the Fund, the Master Fund and the management of the monies of other advisees of NSAM Adviser, OZ Credit Management and their affiliates.
NorthStar is seeking potential strategic alternatives, which could result in a change in the ownership of NSAM Adviser and the Dealer Manager.
NorthStar, the parent of NSAM Adviser and the Dealer Manager, recently announced its exploration of strategic alternatives to maximize shareholder value for NorthStar’s shareholders. There is no assurance that this exploration will result in any transaction being announced or consummated. In addition, any value created for NorthStar’s shareholders may not result in the creation of value for shareholders of the Funds.
If NorthStar were to consummate a transaction that resulted in the transfer of a controlling block of securities of NorthStar, this would likely result in a deemed “assignment” of the Master Fund Advisory Agreement, the Fund Advisory Agreement, the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement. Consequently, the Board and Shareholders would need to vote to approve the continued engagement of NSAM Adviser, OZ Credit Management and the Dealer Manager following the change of control. There is no assurance our Board or Shareholders would grant such approval and we may lose the benefits associated with NSAM Adviser, OZ Credit Management and/or the Dealer Manager. There is also no assurance we would be able to engage a replacement adviser, sub-adviser or distributor that is suitable or at all, which could adversely affect the Fund and the Master Fund.
The Fund will enter into a royalty-free license to use the name “NorthStar” which may be terminated if NSAM Adviser is no longer the Master Fund’s investment adviser.
The Fund will enter into a royalty-free license agreement with NSAM Adviser. Under this agreement, NSAM Adviser will grant the Fund a non-exclusive license to use the name “NorthStar.” Under the license agreement, the Fund will have the right to use the “NorthStar” name for so long as NSAM Adviser remains the Fund’s investment adviser. If the Fund were to lose the right to use the “NorthStar” name, it may result in a loss of name recognition and good will.
Extensive regulation of NSAM Adviser’s and OZ Credit Management’s businesses may affect the Fund’s activities and the Fund’s reputation, business, financial condition or results of operations could be materially affected by regulatory issues.
NSAM Adviser’s and OZ Credit Management’s businesses are subject to extensive and complex regulation, including periodic examinations and regulatory investigations, by governmental and self-regulatory organizations in the jurisdictions in which they operate and trade around the world. As investment advisers registered under the Advisers Act, they are subject to regulation and oversight by the SEC. The regulatory bodies with jurisdiction over NSAM Adviser and OZ Credit Management have the authority to grant, and in specific circumstances to cancel, permissions to carry on their businesses and to conduct investigations and administrative proceedings. Such investigations and administrative proceedings can result in fines, suspensions of personnel or other sanctions, including censure, the issuance of cease-and-desist orders or the suspension or expulsion of an investment adviser from registration or memberships. Since 2011, an affiliate of OZ Credit Management, Och-Ziff, has been investigated by the SEC and the U.S. Department of Justice, or the DOJ, concerning possible violations of the Foreign Corrupt Practices Act, or the FCPA, and other laws. The investigation concerns an investment by a foreign sovereign wealth fund in some of Och-Ziff’s private funds in 2007 and investments by some of Och-Ziff’s private funds, both directly and indirectly, in a number of companies in Africa. While Och-Ziff is unable to predict the full scope, duration or outcome of the SEC and DOJ investigation, it believes that it is reasonably likely that the outcome would include the government pursuing remedies. Och-Ziff expects to enter into discussions to resolve any actions that may arise out of the investigation at the appropriate time in the future. The SEC and DOJ have a broad range of civil and criminal sanctions available to them under the FCPA and other laws. Och-Ziff is currently unable to estimate the range of possible loss. While the ultimate impact of any sanctions that may arise cannot be estimated at this time, any such resolution could have a material adverse effect on Och-Ziff’s business, financial condition or results of operations, which may affect us. NSAM Adviser and OZ Credit Management may also be adversely affected if additional legislation or regulations are enacted, or by changes in the interpretation or enforcement of existing rules and regulations imposed by the SEC, other U.S. or foreign governmental regulatory authorities or self-regulatory organizations that supervise the financial markets and their participants. It is impossible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with additional new laws or regulations could be difficult and expensive and affect the manner in which NSAM Adviser or OZ Credit Management conduct business, and they may be unable to correctly interpret and timely comply with any amended or expanded regulatory requirements, which could have adverse impacts on our business, financial condition or results of operations.
Risks Related to Debt Financing and Leverage
Regulations governing the Fund and the Master Fund’s operations as registered closed-end management investment companies affect the Fund’s and the Master Fund’s ability to raise additional capital and the way in which it does so. As registered closed-end management investment companies, the necessity of raising additional capital may expose the Fund and the Master Fund to risks, including the typical risks associated with leverage.
The Fund and the Master Fund may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which are referred to collectively herein as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, each of the Fund and the Master Fund will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, is at least 300.0% after each issuance of such senior securities. In addition, each of the Fund and the Master Fund will be permitted to issue additional shares of preferred shares so long as its asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, is at least 200.0% after each issuance of such preferred shares. If the value of the Fund’s or the Master Fund’s assets declines, the Fund or the Master Fund, respectively, may be unable to satisfy these tests. If that happens, the Fund or the Master Fund may be required to sell a portion of its investments and, depending on the nature of its leverage, repay a portion of its indebtedness or redeem outstanding shares of preferred shares, in each case at a time when doing so may be disadvantageous. Also, any amounts that the Fund or the Master Fund uses to service its indebtedness or preferred dividends would not be available for distributions. Furthermore, as a result of issuing senior securities, the Fund and the Master Fund would also be exposed to typical risks associated with leverage, including an increased risk of loss. If the Fund or the Master Fund issue preferred shares, the preferred shares would rank “senior” to common shares in its capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of its common shareholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of its common shares or otherwise be in common shareholders’ best interest.
The Fund will not generally be able to issue and sell Shares at a price below NAV per Share. The Fund, however, may sell its Shares at a price below the then-current NAV per share if the Board determines that such sale is in the best interests of the Shareholders, and the Shareholders approve such sale. In any such case, the price at which the securities are to be issued and sold may not be less than a price that, in the determination of the Board, closely approximates the market value of such securities (less any distributing commission or discount). If the Fund raises additional funds by issuing more Shares, then the percentage ownership of Shareholders at that time will decrease, and you may experience dilution.
Illustration.   The following table illustrates the effect of leverage on returns from an investment in Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $100.0 million in average total assets, (ii) a weighted average cost of funds of 2.0%, (iii) $33.3 million in borrowings outstanding and (iv) $66.7 million in Shareholders’ equity. In order to compute the “Corresponding return to Fund Shareholders,” the “Assumed Return on the Fund’s Portfolio (net of expenses)” is multiplied by the assumed average total assets to obtain an assumed return to the Fund. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed borrowings outstanding, and the product is subtracted from the assumed return to the Fund in order to determine the return available to Shareholders. The return available to Shareholders is then divided by Shareholders’ equity to determine the “Corresponding return to Shareholders.” Actual interest payments may be different.
Assumed Return on the Fund’s Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to Shareholders	(16.0%)	(8.5%)	(1.0%)	6.5%	14.0%
Similarly, assuming (i) $100.0 million in average total assets, (ii) a weighted average cost of funds of 2.0%, and (iii) $33.3 million in borrowings outstanding, the Fund’s assets would need to yield an annual return (net of expenses) of approximately 0.67% in order to cover the annual interest payments on the Fund’s outstanding borrowings.
If the Master Fund borrows money, the potential for loss on amounts invested in it will be magnified and may increase the risk of investing in the Fund. Borrowed money may also adversely affect the return on assets, reduce cash available for distribution to Shareholders and result in losses.
The Master Fund may borrow funds to make investments. The use of borrowings, also known as leverage, increases the volatility of investments and magnifies the potential for loss on invested equity capital. If the Master Fund uses leverage to partially finance its investments, through borrowing from banks and other lenders, you will experience increased risks of investing in the Shares. If the value of the Master Fund’s assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had the Master Fund not leveraged. Similarly, any decrease in the Master Fund’s income would cause net income attributable to the Master Fund’s shareholders to decline more sharply than it would have had the Master Fund not borrowed. Such a decline could negatively affect the Master Fund’s ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase the Master Fund’s assets and, as a result, will increase the amount of management fees payable to NSAM Adviser.
The Fund will be exposed to risks associated with changes in interest rates. In addition, changes in interest rates may affect the Fund’s cost of capital and net investment income.
If the Master Fund borrows funds to make investments, the Master Fund’s net investment income will depend, in part, upon the difference between the rate at which it borrows funds and the rate at which it invests those funds. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on the Master Fund’s net investment income. In periods of rising interest rates when the Master Fund has debt outstanding, the Master Fund’s cost of funds will increase, which could reduce the Master Fund’s net investment income. The Master Fund expects that its long-term fixed-rate investments will be financed primarily with equity and long-term debt. The Master Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit the Master Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on its business, financial condition and results of operations. Also, NSAM Adviser has limited experience in entering into hedging transactions, and may have to purchase or develop such expertise.
The Management Fee and Incentive Fee may induce NSAM Adviser or OZ Credit Management to make and recommend speculative investments or to incur leverage.
The subordinated incentive fee payable by the Master Fund to NSAM Adviser may create an incentive for NSAM Adviser or OZ Credit Management to make investments on the Master Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the subordinated incentive fee payable to NSAM Adviser is determined may encourage NSAM Adviser or OZ Credit Management to use leverage to increase the return on the Master Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Master Fund’s average total assets, which would include any borrowings for investment purposes, may encourage NSAM Adviser or OZ Credit Management to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect Shareholders. Such a practice could result in the Master Fund investing in more speculative securities than would otherwise be in the Master Fund’s best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
The recognition of income in connection with investments that the Master Fund purchases with original issue discount may result in the payment of an incentive fee to NSAM Adviser without a corresponding receipt of cash income.
In the event the Master Fund recognizes loan interest income in excess of the cash it receives in connection with an investment that it purchases with original issue discount, the Master Fund may be required to liquidate assets in order to pay a portion of the Incentive Fee. NSAM Adviser, however, is not required to reimburse the Master Fund for the portion of any of the Incentive Fee attributable to non-cash income in the event of a subsequent default on such investment and non-payment of such non-cash income.
U.S. Federal Income Tax Risks
The Fund and/or the Master Fund will be subject to corporate-level U.S. federal income tax if they are unable to qualify as RICs under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, the Fund and the Master Fund must each meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations.”
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The annual distribution requirement for a RIC will be satisfied if the Fund and the Master Fund distribute to Shareholders on an annual basis at least 90.0% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. The Fund and the Master Fund are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict them from making distributions necessary to satisfy the distribution requirement. If the Fund or the Master Fund is unable to obtain cash from other sources, they could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

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The income source requirement will be satisfied if the Fund and the Master Fund obtain at least 90.0% of their income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

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The asset diversification requirement will be satisfied if the Fund and the Master Fund meet certain asset diversification requirements at the end of each quarter of their taxable year. To satisfy this requirement, at least 50.0% of the value of the Fund’s and the Master Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, or two or more issuers that are controlled, as determined under applicable Code rules, by the Fund or the Master Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in the Fund or the Master Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. If the Master Fund needs to dispose of any investments to meet these requirements, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund or the Master Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions. Because the Fund will only hold shares in the Master Fund, the Fund’s ability to qualify as a RIC is dependent on the Master Fund qualifying as a RIC. As a result, if the Master Fund fails to qualify as and maintain its status as a RIC, the Fund will also not qualify as a RIC.
The Master Fund and the Fund may have difficulty paying their required distributions if the Master Fund recognizes income before or without receiving cash representing such income.
For federal income tax purposes, the Master Fund may be required to recognize taxable income in circumstances in which the Master Fund does not receive a corresponding payment in cash. For example, if the Master Fund holds debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), the Master Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Master Fund in the same taxable year. The Master Fund may also have to include in income other amounts that the Master Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. The Master Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Master Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit its ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in investment company taxable income for the year of the accrual, the Master Fund may be required to make a distribution in order to satisfy the annual distribution requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. The Master Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Master Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax. If the Master Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Master Fund’s net assets, the amount of income available for distribution to the Fund, and the amount of the Fund’s distributions. In addition, if the Master Fund is unable to qualify as a RIC or to make sufficient distributions to the Fund to satisfy its minimum distribution requirements, the Fund will fail to qualify as a RIC and would become subject to corporate-level U.S. federal income taxes. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations.”

If the Fund does not qualify as a “publicly offered regulated investment company,” as defined in the Code, Shareholders will be taxed as though they received a distribution of some of the Fund’s and the Master Fund’s expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. If the Fund is not a publicly offered RIC for any period, a non-corporate Shareholder’s allocable portion of the Fund’s affected expenses (which will include the Master Fund’s affected expenses) will be treated as an additional distribution to the Shareholder and will be deductible by such Shareholder only to the extent permitted under the limitations described below. Affected expenses are generally those expenses that would be miscellaneous itemized deductions if incurred directly by a non-corporate Shareholder, which includes among other things, advisory fees. For non-corporate Shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of miscellaneous itemized deductions, which are deductible to non-corporate Shareholders only to the extent they exceed 2.0% of such a Shareholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. While the Fund anticipates that it will constitute a publicly-offered RIC for its first tax year, there can be no assurance that it will in fact so qualify for any of its taxable years.

MANAGEMENT OF THE FUND AND THE MASTER FUND
General
Pursuant to the Fund’s declaration of trust and bylaws, the Board has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of five members, three of whom are considered Independent Trustees. The trustees who are not Independent Trustees are referred to herein as Interested Trustees.
The same individuals serve on the Board and the Master Fund’s Board. Similarly, the Master Fund’s Board, pursuant to the Master Fund’s declaration of trust and bylaws, has overall responsibility for monitoring and overseeing the Master Fund’s operations. The trustees are subject to removal or replacement in accordance with Delaware law and the Fund’s and the Master Fund’s respective declaration of trusts and bylaws. The trustees serving on the Board and the Master Fund’s Board were elected by the organizational shareholders of the Fund and the Master Fund, respectively. Any vacancy on the Board or the Master Fund’s Board for any cause other than an increase in the number of trustees may be filled by a majority of the remaining trustees, even if such majority is less than a quorum. Any vacancy on the Board or the Master Fund’s Board created by an increase in the number of trustees may be filled by a majority vote of the entire Board or the Master Fund’s Board, respectively.
NSAM Adviser serves as the Master Fund’s and the Fund’s investment adviser pursuant to the terms of the Master Fund Advisory Agreement and Fund Advisory Agreement, respectively, and subject to the authority of, and any policies established by, the Master Fund’s Board and the Board, respectively. Pursuant to the Master Fund Advisory Agreement and the Fund Advisory Agreement, NSAM Adviser will oversee the management of the Master Fund’s and the Fund’s respective portfolio activities, including their investment strategies, investment goals, asset allocations, leverage limitations, reporting requirements and other guidelines in addition to the general monitoring of the Master Fund’s and the Fund’s respective portfolios. NSAM Adviser has engaged OZ Credit Management to act as the Master Fund’s and the Fund’s investment sub-adviser. OZ Credit Management, which has access to the global resources of the Och-Ziff platform, will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s and the Fund’s respective portfolios, subject to the investment criteria determined and approved from time to time by NSAM Adviser in its sole discretion.
The Master Fund’s Board, including a majority of the Independent Trustees, oversees and monitors the Master Fund’s investment performance and, beginning with the second anniversary of the effective date of the Master Fund Advisory Agreement, will annually review the compensation the Master Fund pays to NSAM Adviser and the compensation NSAM Adviser pays to OZ Credit Management to determine that the provisions of the Master Fund Advisory Agreement and the Master Fund Sub-Advisory Agreement, respectively, are carried out.
The Board, including a majority of the Independent Trustees, oversees and monitors the Fund’s investment performance and, beginning with the second anniversary of the effective date of the Fund Advisory Agreement, will annually review the compensation the Fund pays to NSAM Adviser and the compensation NSAM Adviser pays to OZ Credit Management to determine that the provisions of the Fund Advisory Agreement and the Fund Sub-Advisory Agreement, respectively, are carried out. In its consideration of the Fund Advisory Agreement, the Board will consider the Fund’s policy to invest substantially all of its assets in the Master Fund and the fact that, as long as the Fund has such a policy, it will not incur a separate management fee or incentive fee.
Board of Trustees and Executive Officers
Board Leadership Structure
Among other things, the Board sets broad policies for the Fund and appoints the Fund’s officers. The role of the Board, and of any individual trustee, is one of oversight and not of management of the Fund’s day-to-day affairs. Each trustee will serve until his or her successor is duly elected and qualified.
Daniel R. Gilbert serves as chairman of the Board and is not an Independent Trustee by virtue of his relationship with NSAM Adviser. The Board believes that Daniel R. Gilbert, as the Fund’s and the Master Fund’s Chief Executive Officer, is the trustee with the most knowledge of the Fund’s business strategy and is best situated to serve as chairman of the Board. Jack F. Smith, Jr. currently serves as the lead Independent Trustee. The Independent Trustees are expected to meet separately in executive session as often as necessary to exercise their oversight responsibilities. The Board believes that its leadership structure is the optimal structure for the Fund at this time given the Fund’s current size and complexity. The Board, which reviews its leadership structure periodically, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.
Board Role in Risk Oversight
Through its direct oversight role, and indirectly through its committees, the Board performs a risk oversight function for the Fund consisting of, among other things, the following activities: (i) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the Fund’s performance and operations; (ii) reviewing and approving, as applicable, the Fund’s compliance policies and procedures; (iii) meeting with members of NSAM Adviser’s portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (iv) meeting with, or reviewing reports prepared by the representatives of key service providers, including NSAM Adviser and OZ Credit Management, the distributor, the transfer agent, the custodian and the independent registered public accounting firm, to review and discuss the Fund’s activities and to provide direction with respect thereto; and (v) engaging the services of the Fund’s chief compliance officer to test the compliance procedures of the Fund and its service providers. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund and its service providers.
Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — Interested Trustees and Independent Trustees. The address for each trustee is c/o NorthStar Corporate Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022. As set forth in the Fund’s declaration of trust and bylaws, a trustee’s term of office shall continue until his or her death, resignation or removal.
Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Trusteeships Held By Trustees During Past 5 Years
Interested Trustees
Daniel R. Gilbert (46)	Chairman of the Board, CEO, and President	2015	CEO and President of NorthStar Corporate Income Master Fund; CEO and President of NorthStar Corporate Income Fund; CEO and President of NorthStar Real Estate Capital Income Master Fund; CEO and President of NorthStar Real Estate Capital Income Fund; CEO and President of NorthStar Real Estate Capital Income Fund-T; CEO and President of NorthStar/RXR New York Metro Real Estate, Inc.; Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd; Chief Investment and Operating Officer of NorthStar Realty Finance Corp.; CEO and President of NorthStar Real Estate Income Trust and NorthStar Real Estate Income II, Inc.	Executive Chairman of NorthStar Healthcare Income, Inc.; Chairman of NorthStar Real Estate Income Trust, Inc.; Chairman of NorthStar Real Estate Income II, Inc.; Co-Chairman of NorthStar/RXR New York Metro Real Estate, Inc.; Chairman of NorthStar Corporate Income Master Fund; Chairman of NorthStar Corporate Income Fund

Name (Age)	Position Held	Trustee Since	Principal Occupation Past 5 Years	Trusteeships Held By Trustees During Past 5 Years
Donald C. Young (48)	Trustee	2016	Managing Director and Senior Portfolio Manager, Och-Ziff Capital Management Group LLC; Senior Portfolio Manager, Octagon Credit Investors
Independent Trustees
Jonathan T. Albro (53)	Trustee	2016	CEO and Managing Partner, Penn Square Real Estate Group, LLC; Executive Vice President/National Sales Manager, Cole Capital Markets, Inc.; Senior Vice President, Cole Capital Corporation.	Director of NorthStar Real Estate Income Trust, Inc.; Director of NorthStar Real Estate Income II, Inc.
Michael M. Kassen (62)	Trustee	2016	Private Investor	Chairman of the Board of the American Israel Public Affairs Committee
Jack F. Smith, Jr. (64)	Trustee	2016	Retired. Previously, Partner, Deloitte & Touche LLP	Director of NorthStar Real Estate Income Trust, Inc.; Director of NorthStar Healthcare Income, Inc.
Trustee Qualifications
The Board believes that, collectively, the trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Fund and the Master Fund and protecting the interests of the Fund’s and the Master Fund’s shareholders. Below is a brief biography of each trustee, including descriptions of the various experiences, qualifications, attributes and/or skills with respect to each trustee considered by the Board with respect to trustee qualifications.
Interested Trustees
Daniel R. Gilbert.   Mr. Gilbert has been an Interested Trustee and the Fund’s Chairman, Chief Executive Officer and President since November 23, 2015, and is a member of NSAM Adviser’s investment committee. Mr. Gilbert has also been an Interested Trustee of the Master Fund, and the Master Fund’s Chairman, Chief Executive Officer and President since July 23, 2015. Mr. Gilbert has served as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of NSAM Adviser, since June 2014 and of NorthStar Realty since January 2013. Mr. Gilbert serves as the Chairman, a position he has held since August 2015, and Chief Executive Officer and President, a position he has held since January 2013, of NorthStar Real Estate Income Trust, Inc., or NorthStar Income; and served as its President since March 2011 and its Chief Investment Officer from January 2009 through January 2013. Mr. Gilbert serves as the Executive Chairman of NorthStar Healthcare Income, Inc., or NorthStar Healthcare, a position he has held since January 2014, and served as its Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 through February 2012. Mr. Gilbert also serves as Chairman, a position he has held since August 2015, and the Chief Executive Officer and President, a position he has held since October 2010, of NorthStar Real Estate Income II, Inc., or NorthStar Income II. Mr. Gilbert also serves as Co-Chairman, a position he has held since August 2015, the Chief Executive Officer and President, a position he has held since March 2014, of NorthStar/RXR New York Metro Real Estate, Inc., or NorthStar/RXR. Mr. Gilbert further serves as an Interested Trustee, Chairman, Chief Executive Officer and President of NorthStar Corporate Income Fund, a position he has held since July 2015. Mr. Gilbert also currently serves as the sole trustee, Chief Executive Officer and President of NorthStar Real Estate Capital Income Master Fund, NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Fund-T,

respectively. Prior to his current position at NorthStar Realty, Mr. Gilbert served as Co-President of NorthStar Realty from April 2011 until January 2013 and in various other senior management positions since its initial public offering in October 2004. Mr. Gilbert served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. Prior to that role, Mr. Gilbert was with Merrill Lynch & Co. in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert holds a B.A. from Union College in Schenectady, New York.
Donald C. Young.   Mr. Young has been an Interested Trustee since January 15, 2016. Mr. Young is a Managing Director and Senior Portfolio Manager on Och-Ziff’s credit strategies investment team. Mr. Young has over 20 years of experience in analyzing and managing performing credit assets. Prior to joining Och-Ziff in 2013, Mr. Young spent over 10 years at Octagon Credit Investors, most recently as a Senior Portfolio Manager, managing performing credit assets across hedge funds, CLOs and separately managed accounts. Mr. Young also managed similar assets and structures as a Senior Portfolio Manager at Primus Asset Management. Also, Mr. Young was a Senior Vice President at Bank of the West managing and originating a variety of corporate credit investments. Mr. Young holds a B.A. in Economics from Lafayette College and an M.B.A. in Finance from the University of Hawaii.
Independent Trustees
Jonathan T. Albro.   Mr. Albro has been an Independent Trustee since January 15, 2016. Mr. Albro also serves as a director of NorthStar Income and NorthStar Income II and is a member of the audit committees for both companies. He is Chief Executive Officer and Managing Partner of Penn Square Real Estate Group, LLC, which he founded in September 2006. At Penn Square Real Estate Group LLC, he is responsible for strategy, operations, marketing, finance, and fundraising. From April 2005 to August 2006, Mr. Albro served as Executive Vice President and National Sales manager of Cole Capital Markets, Inc., or CCM, and Senior Vice President of Cole Capital Corporation, or CCC. He was responsible for the growth and management of CCM, a distribution company focused on Cole’s suite of real estate offerings in addition to serving on CCC’s executive committee. From September 2001 to April 2005, Mr. Albro served as Executive Vice President and National Sales Manager of MetLife Investors, Inc., or MLI, a wholly owned subsidiary of MetLife, Inc., where he was responsible for sales and distribution of MLI retirement products through financial intermediaries. In all, Mr. Albro has over 30 years of experience in the broker-dealer industry and currently retains a Series 7 Securities License. Mr. Albro holds a B.S. from the State University of New York in Fredonia, New York.
Michael M. Kassen.   Mr. Kassen has been an Independent Trustee since January 15, 2016. He is a private investor and Chairman of the Board of the American Israel Public Affairs Committee. From 1990 – 2002, Mr. Kassen served at Neuberger Berman, ultimately becoming a Director and the first Chief Investment Officer of the firm. From 1988 to 1990, Mr. Kassen served as a General Partner of Steamboat Partners, and from 1978 to 1988, he served as an Equity Analyst, Research Director and Portfolio Manager at Fidelity Investments. Mr. Kassen holds an A.B. in History from Princeton University and an M.B.A. from Harvard Business School.
Jack F. Smith, Jr.   Mr. Smith has been the lead Independent Trustee since January 15, 2016. He has also been an independent director for NorthStar Income and the chairman and financial expert of NorthStar Income’s audit committee since January 2010. Mr. Smith is also a member of the board of directors and chairman of the audit committee of NorthStar Healthcare, a position he has held since June 2011. Mr. Smith was a partner with Deloitte & Touche LLP from June 1984 until August 2009. Subsequent to his retirement in 2009, Mr. Smith has engaged in investing in and management of personal real estate and other assets. He served as the head of the firm’s real estate industry practice for Atlanta, Georgia and the Southeast from June 1996 to June 2007. Mr. Smith began his career as an accountant with Haskins & Sells (later Deloitte & Touche LLP) in 1973, where his responsibilities included audits, due diligence on acquisitions and mergers, business and accounting advice and assistance in problem resolution. During the course of his career, Mr. Smith has served clients of varying sizes in many different industries, including public and private REITs, real estate developers, merchant builders, real estate investment funds, real estate operating companies and hotels. Mr. Smith is a certified public accountant in both Georgia and

Tennessee. Mr. Smith is a member of the Tennessee Technological University College of Business Foundation, the American Institute of Certified Public Accountants, the Tennessee Society of Certified Public Accountants and the Georgia Society of Certified Public Accountants. Mr. Smith holds a B.S. in Accounting from Tennessee Technological University in Cookeville, Tennessee and an M.B.A. from Emory University in Atlanta, Georgia.
Nomination of Trustees
The Independent Trustees will consider qualified trustee nominees recommended by Shareholders when such recommendations are submitted in accordance with the Fund’s bylaws and any applicable law, rule or regulation regarding trustee nominations. When submitting a nomination for consideration, a Shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each trustee nominee: full name, age, business address and residence address; number of the Shares owned, if any; and all other information relating to such trustee nominee that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, including such trustee nominee’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected.
Executive Officers
The following persons serve as the Fund’s and the Master Fund’s executive officers in the following capacities:
Name	Age	Positions Held
Daniel R. Gilbert	46	Chairman of the Board, Chief Executive Officer and President
Frank V. Saracino	49	Chief Financial Officer and Treasurer
Ronald J. Lieberman	45	Executive Vice President, General Counsel and Secretary
Brett S. Klein	37	Chief Operating Officer
Sandra M. Forman	49	Chief Compliance Officer, Associate General Counsel and Assistant Secretary
The address for each executive officer is c/o NorthStar Corporate Income Fund-T, 399 Park Avenue, 18th Floor, New York, New York 10022.
Information about Executive Officers Who are Not Trustees
Frank V. Saracino.   Mr. Saracino joined NorthStar in 2015, and has served as Chief Financial Officer and Treasurer of the Fund and the Master Fund since inception. Mr. Saracino also currently serves as the Chief Financial Officer and Treasurer of NorthStar Corporate Income Fund, NorthStar Real Estate Capital Income Master Fund, NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Fund-T. In addition, Mr. Saracino has served as Chief Financial Officer and Treasurer of each of NorthStar Income, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR since August 2015. Prior to joining NorthStar, from July 2012 to December 2014, Mr. Saracino was with Prospect Capital Corporation (“Prospect”), where he concentrated on portfolio management, strategic and growth initiatives and other management functions. In addition, during his tenure at Prospect, Mr. Saracino served as Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of each of Priority Income Fund, Inc. and Pathway Energy Infrastructure Fund, Inc., and their respective investment advisers, and served as a Managing Director of Prospect Administration, LLC. Prior to joining Prospect, Mr. Saracino was a Managing Director at Macquarie Group, and Head of Finance from August 2008 to June 2012 for its Americas non-traded businesses which included private equity, asset management, lease financing, private wealth, and investment banking. From 2004 to 2008, he served first as Controller and then as Chief Accounting Officer of eSpeed, Inc. (now BGC Partners, Inc.), a publicly-traded subsidiary of Cantor Fitzgerald. Prior to that, Mr. Saracino worked as an investment banker at Deutsche Bank advising clients in the telecom industry. Mr. Saracino started his career in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers) where he earned a CPA and subsequently worked in internal auditing for The Dun & Bradstreet Corporation. He holds a Bachelor of Science degree from Syracuse University.

Ronald J. Lieberman.   Mr. Lieberman has served as Executive Vice President, General Counsel and Secretary of the Fund and the Master Fund since inception. Mr. Lieberman also currently serves as the Executive Vice President, General Counsel and Secretary of NorthStar Corporate Income Fund, NorthStar Real Estate Capital Income Master Fund, NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Fund-T. Mr. Lieberman has also been the Executive Vice President, General Counsel and Secretary of NorthStar, a position he has held since January 2014. Mr. Lieberman has served as NorthStar Realty’s Executive Vice President, General Counsel and Secretary since April 2012, April 2011 and January 2013, respectively, positions he maintains as a co-employee. Mr. Lieberman previously served as Assistant Secretary of NorthStar Realty from April 2011 until January 2013. Mr. Lieberman has also served as General Counsel and Secretary of and NorthStar Healthcare since April 2011, and as an Executive Vice President of the company since January 2013. Mr. Lieberman also serves as Executive Vice President, General Counsel and Secretary for NorthStar/RXR, positions he has held since March 2014. Mr. Lieberman further serves on the Executive Committee of American Healthcare Investors, LLC. Until August 2015, Mr. Lieberman had served as General Counsel and Secretary of NorthStar Income and NorthStar Income II from October 2011 and December 2012, respectively, and as Executive Vice President of each of these companies from January 2013 and March 2013, respectively. Prior to joining NorthStar Realty, Mr. Lieberman was a partner in the Real Estate Capital Markets practice at the law firm of Hunton & Williams LLP. Mr. Lieberman practiced at Hunton & Williams from September 2000 until March 2011 where he advised numerous REITs, including mortgage REITs and specialized in capital markets transactions, mergers and acquisitions, securities law compliance, corporate governance and other board advisory matters. Prior to joining Hunton& Williams, Mr. Lieberman was the associate general counsel at Entrade, Inc., during which time Entrade was a public company listed on the NYSE. Mr. Lieberman began his legal career at Skadden, Arps, Slate, Meagher and Flom LLP. Mr. Lieberman holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of Michigan in Ann Arbor, Michigan.
Brett S. Klein.   Mr. Klein has served as Chief Operating Officer of the Fund and the Master Fund since inception. Mr. Klein also currently serves as the Chief Operating Officer of NorthStar Corporate Income Fund, NorthStar Real Estate Capital Income Master Fund, NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Fund-T. Mr. Klein is also the Chief Operating Officer of NorthStar/RXR, a position he has held since June 2014. Mr. Klein currently serves as a Managing Director at NorthStar Asset Management Group, Ltd, a position he has held since June 2014, and heads its Alternative Products Group. Mr. Klein’s responsibilities include oversight of the operational elements of NorthStar’s non-traded REITs and alternative retail products as well as coordination of sponsor-related activities of NorthStar’s broker-dealer, NorthStar Securities. Mr. Klein continues to be involved with the investment and portfolio management and servicing businesses and works closely with the accounting and legal departments in connection with the operation of NSAM Managed Companies. Mr. Klein previously served as a Managing Director at NorthStar Realty and Head of its Structured and Alternative Products Group between January 2011 and June 2014. In addition, from 2004 to 2011, Mr. Klein held similar roles at NorthStar Realty and was responsible for capital markets execution of NorthStar Realty and its non-traded REIT business, including credit facility sourcing/structuring and securitization as well as investments and portfolio management. Mr. Klein joined NorthStar Realty in October 2004, prior to its initial public offering. From August 2004 to October 2004, Mr. Klein was an analyst at NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty. From 2000 to 2004, Mr. Klein worked in the Commercial Mortgage Backed Securities, or CMBS, group at Fitch Ratings, Inc., as Associate Director, where he focused on commercial real estate related securitization transactions. Mr. Klein holds a Bachelor of Science in Finance, Investment and Banking in addition to Risk Management and Insurance from the University of Wisconsin in Madison, Wisconsin.
Sandra M. Forman.   Ms. Forman has served as the Fund’s and the Master Fund’s Chief Compliance Officer, Associate General Counsel and Assistant Secretary since October 2015. Ms. Forman also currently serves as the Chief Compliance Officer, Associate General Counsel and Assistant Secretary of NorthStar Corporate Income Fund, NorthStar Real Estate Capital Income Master Fund, NorthStar Real Estate Capital Income Fund and NorthStar Real Estate Capital Income Fund-T. Ms. Forman has also served as Senior Counsel for NorthStar since October 2015. Prior to joining NorthStar, Ms. Forman was Senior Counsel at Proskauer Rose LLP from July 2014 to October 2015, where she represented investment companies, including registered closed-end funds and business development companies, and REITs regarding legal, corporate governance and compliance issues. In addition, from August 2004 to June 2014, she served as General Counsel, Chief Compliance Officer and Director of Human Resources and from January 2009 to June 2014 as Secretary of Harris & Harris Group, Inc., a publicly traded business development company. From January 2012 to June 2014, she served as General Counsel, Chief Compliance Officer and Secretary of H&H Ventures Management, Inc., a wholly owned subsidiary of Harris & Harris Group, Inc. Ms. Forman began her legal career in the Investment Management Group at Skadden, Arps, Slate, Meagher & Flom LLP. Ms. Forman holds a Bachelor of Arts degree from New York University in New York, New York, and a Juris Doctor from the University of California Los Angeles in Los Angeles, California.
Trustee Independence
The Board annually determines each trustee’s independence. The Board does not consider a trustee independent unless the Board has determined that he or she has no material business relationship with NSAM Adviser, OZ Credit Management, the Fund or the Master Fund. The Fund and the Master Fund monitor the relationships of their trustees through a questionnaire each trustee completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
The Board has determined that each of the trustees is independent and has no relationship with the Fund or the Master Fund, except as a trustee and shareholder, with the exception of Daniel R. Gilbert and Donald C. Young, as a result of their positions with NorthStar and Och-Ziff, respectively.
Board Committees
In addition to serving on the Board, trustees may also serve on the audit committee, which has been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the audit committee. Subject to applicable law, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.
Audit Committee
The audit committee operates pursuant to a charter adopted by the Board and is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal control over financial reporting. The audit committee is responsible for aiding the Board in fair value pricing of debt and equity securities that are not publicly traded or for which current market values are not readily available. On a quarterly basis, the Master Fund’s Board’s audit committee reviews the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process. The members of the audit committee are Jonathan T. Albro, Michael M. Kassen and Jack F. Smith, each of whom is an Independent Trustee. Jack F. Smith, Jr. serves as the chairman of the audit committee. The Board has determined that Jack F. Smith, Jr. is an “audit committee financial expert” as defined under SEC rules.
Compensation of Trustees
The trustees who do not also serve in an executive officer capacity for the Fund, the Master Fund, NSAM Adviser or OZ Credit Management are entitled to receive from the Master Fund an annual fixed fee of  $65,000 (to be prorated for a partial term), an additional fee per Board meeting attended of  $2,000, an additional fee per Committee meeting attended of  $1,000, and the audit committee chairperson/lead Independent Trustee will receive an additional $10,000 annual retainer (to be prorated for a partial term). These trustees are Jonathan T. Albro, Michael M. Kassen and Jack F. Smith, Jr. Jack F. Smith, Jr. serves as the audit committee chairperson/lead Independent Trustee.

The Master Fund will also reimburse each of the trustees for all reasonable and authorized business expenses in accordance with the Master Fund’s policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each in-person Board meeting and each committee meeting not held concurrently with a Board meeting.
The Master Fund does not pay compensation to trustees who also serve in an executive officer capacity for the Fund, the Master Fund, NSAM Adviser or OZ Credit Management.
Compensation of Executive Officers
Executive officers will not receive any direct compensation from the Fund. The Fund currently does not have any employees and does not expect to have any employees. Services necessary for the Fund’s business are provided by individuals who are contracted by NSAM Adviser to work on the Fund’s behalf, pursuant to the terms of the Fund Advisory Agreement and the Master Fund Advisory Agreement, respectively. The day-to-day investment operations and administration of the Fund and the Master Fund are managed by NSAM Adviser and/or OZ Credit Management, pursuant to the Fund Advisory Agreement, the Master Fund Advisory Agreement, the Fund Sub-Advisory Agreement and the Master Fund Sub-Advisory Agreement, as applicable.
The Master Fund Advisory Agreement, the Fund Advisory Agreement, the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement each will provide that NSAM Adviser and OZ Credit Management, as applicable, and their respective officers, trustees, controlling persons and any other person or entity affiliated with them, acting as the Master Fund or the Fund’s agent, as applicable, shall not be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by NSAM Adviser, OZ Credit Management, or such other person, and NSAM Adviser, OZ Credit Management, or such other person shall not be held harmless for any loss or liability suffered by the Fund unless all of the following conditions are met: (i) NSAM Adviser or OZ Credit Management, as applicable, has determined, in good faith, that the course of conduct which caused the loss or liability was in the Fund’s best interests, (ii) NSAM Adviser, OZ Credit Management or such other person, as applicable, was acting on behalf of or performing services for the Fund, (iii) the liability or loss suffered was not the result of willful misfeasance, bad faith or gross negligence by NSAM Adviser, OZ Credit Management or their respective affiliates, as applicable, acting as the Fund’s agent, and (iv) the indemnification or agreement to hold NSAM Adviser, OZ Credit Management or such other person, as applicable, harmless is only recoverable out of the Fund’s net assets and not from Shareholders.
Trustee Beneficial Ownership of Shares
The following table shows the dollar range of Shares beneficially owned by each trustee as of   February 11, 2016.
Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Interested Trustees
Daniel R. Gilbert	None	None
Donald C. Young	None	None
Independent Trustees
Jonathan T. Albro	None	None
Michael M. Kassen	None	None
Jack F. Smith	None	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.

Shareholder Communications
Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual trustees) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual trustees) and by sending the communication to the Fund’s offices at 399 Park Avenue, 18th Floor, New York, New York 10022. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by NSAM Adviser, and will be forwarded to the Board only at NSAM Adviser’s discretion based on the matters contained therein.
Control Persons and Principal Holders of Securities
A control person generally is a person who beneficially owns more than 25.0% of the voting securities of a company. NorthStar and OZ Corporate Investors, LLC, an affiliate of Och-Ziff, have each provided 50.0% of the initial capitalization of the Fund and therefore each may be deemed to be a control person because each of NorthStar and OZ Corporate Investors, LLC owns 50.0% of the outstanding Shares as of the date of this prospectus.

PORTFOLIO MANAGEMENT
The Adviser
The overall management of the Master Fund will be the responsibility of NSAM Adviser and its investment committee. The investment committee intends to meet to consider the Master Fund’s investments, direct the Master Fund’s strategic initiatives and supervise the actions taken by NSAM Adviser on the Master Fund’s behalf. OZ Credit Management will be responsible for the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s portfolio. Each investment will be made pursuant to investment criteria approved from time to time by NSAM Adviser in its sole discretion, subject to the oversight of the Master Fund’s Board. Investments outside the criteria will require NSAM Adviser’s approval. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less may require approval by the investment committee. For more information about the investment process, see “Investment Objective and Strategies — Investment Process Overview” in this prospectus.
NSAM Adviser is an affiliate of NorthStar, an approximately $38 billion global asset management firm as of September 30, 2015, as adjusted for acquisitions and commitments to purchase through November 4, 2015, that focuses on strategically managing real estate and alternative investment platforms in the United States and internationally. For more information regarding NSAM Adviser, see “The Adviser” in this prospectus.
The Master Fund Advisory Agreement will become effective upon the effectiveness of this Registration Statement and will continue in effect for a period of two years from its effective date, and the Fund Advisory Agreement will become effective upon the effectiveness of this Registration Statement and will continue in effect for a period of two years from its effective date. If not sooner terminated, each of the Master Fund Advisory Agreement and the Fund Advisory Agreement will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Master Fund’s Board or the Board, as applicable, or the vote of a majority of the outstanding securities of the Master Fund or the Fund, as applicable, entitled to vote and (2) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. In addition, each of the Master Fund Advisory Agreement and the Fund Advisory Agreement has termination provisions that allow the parties to terminate the Master Fund Advisory Agreement and the Fund Advisory Agreement, as applicable, without penalty. The Master Fund Advisory Agreement and the Fund Advisory Agreement may be terminated at any time, without penalty, by NSAM Adviser, upon 60 days’ notice to the Master Fund or the Fund, as applicable.
Investment Committee of NSAM Adviser
NSAM Adviser’s investment committee consists of the following members: Messrs. Hamamoto, Gilbert, Tylis, Kauff and Fallick, some of whom are also members of the NorthStar’s senior management team. See “Management of the Fund and the Master Fund — Board of Trustees and Executive Officers” for biographical information pertaining to Mr. Gilbert.
David T. Hamamoto.   Mr. Hamamoto is the Executive Chairman of NSAM, a position he has held since August 2015, and a member of the board of directors, a position he has held since January 2014. Mr. Hamamoto previously served as Chairman and Chief Executive Officer, positions he held from January 2014 until August 2015. Mr. Hamamoto has been the Chairman of the board of directors of NorthStar Realty since October 2007 and has served as one of its directors since October 2003. Mr. Hamamoto previously served as NorthStar Realty’s Chief Executive Officer from October 2004 until August 2015 and President from October 2004 until April 2011. Mr. Hamamoto previously served as Chairman of NorthStar Income, the first public non-traded REIT sponsored by NorthStar, from February 2009 until August 2015 and served as its Chief Executive Officer from February 2009 until January 2013. In addition, Mr. Hamamoto served as Chairman of NorthStar Healthcare, the second public non-traded REIT sponsored by NorthStar, from January 2013 until January 2014, and of NorthStar Income II, the third public non-traded REIT sponsored by NorthStar, from December 2012 until August 2015. Mr. Hamamoto also served as Co-Chairman of NorthStar/RXR, a public non-traded REIT co-sponsored by NorthStar, from March 2014 until August 2015. Additionally, Mr. Hamamoto serves as a member of the advisory committee of RXR Realty, LLC, or RXR Realty, a leading real estate operating and investment management company focused on high-quality real estate investments in the New York Tri-State area and a co-sponsor of NorthStar/RXR, a position he has held since December 2013. Mr. Hamamoto also serves as a member of the executive committee of Island Hospitality Management Inc., a position he has held since January 2015. Mr. Hamamoto served as Executive Chairman from March 2011 until November 2012, and as Chairman, from February 2006 until March 2011, of the board of directors of Morgans Hotel Group Co. (NASDAQ: MHGC). In July 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., a predecessor company of NorthStar Realty, for which he served as Co-Chief Executive Officer until October 2004. From 1983 to 1997, Mr. Hamamoto worked for Goldman, Sachs & Co. where he was co-head of the Real Estate Principal Investment Area and general partner of the firm between 1994 and 1997. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Mr. Hamamoto holds a Bachelor of Science from Stanford University in Palo Alto, California and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania in Philadelphia, Pennsylvania.
Daniel R. Gilbert.   For Mr. Gilbert’s full biography, see “Board of Trustees and Executive Officers.”
Albert Tylis.   Mr. Tylis is the Chief Executive Officer and President of NSAM, positions he has held since August 2015 and January 2014, respectively. Mr. Tylis has also served as a member of the board of directors since August 2015. In addition, since August 2015, Mr. Tylis has served as a member of the board of directors of NorthStar Realty, a position he maintains as a co-employee. Previously, Mr. Tylis served as an officer of NorthStar Realty in the following capacities: President from January 2013 until August 2015, Co-President from April 2011 until January 2013, Chief Operating Officer from January 2010 until January 2013, Secretary from April 2006 until January 2013, and Executive Vice President and General Counsel from April 2006 until April 2011. Mr. Tylis has served as a member of the advisory committee of RXR Realty since December 2013. Mr. Tylis also served as Chief Operating Officer of NorthStar Income from October 2010 until January 2013 and as General Counsel and Secretary of NorthStar Income from October 2010 until April 2011. He has further served as Chairman of the board of directors of NorthStar Healthcare from April 2011 until January 2013 and as General Counsel and Secretary of NorthStar Healthcare from October 2010 until April 2011. Prior to joining NorthStar Realty in August 2005, Mr. Tylis was the Director of Corporate Finance and General Counsel of ASA Institute. From September 1999 through February 2005, Mr. Tylis was a senior attorney at the law firm of Bryan Cave LLP, where he was a member of the Corporate Finance and Securities Group, the Transactions Group, the Banking, Business and Public Finance Group and supported the firm’s Real Estate Group. Mr. Tylis holds a Bachelor of Science from the University of Massachusetts at Amherst and a Juris Doctor from Suffolk University Law School.
Steven B. Kauff.   Mr. Kauff is a member of NSAM Adviser’s investment committee and serves as Executive Vice President and Managing Director of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of NSAM Adviser, a position he has held since June 2014. Mr. Kauff is also Executive Vice President of NorthStar Realty, a position he has held since 2006 and previously served as Vice President since 2004. Mr. Kauff’s responsibilities since NorthStar Realty’s initial public offering in 2004 have included overseeing all tax and structuring for NorthStar Realty and NorthStar, their subsidiaries and affiliates. Over the past 20 years, Mr. Kauff has been instrumental in advising, implementing and closing in excess of   $20 billion of real estate transactions, with a primary focus on executing complex tax and finance strategies. He has extensive experience in the area of REITs, partnerships, real estate corporate finance, real estate securitizations and global tax structures. Since 2010, Mr. Kauff has also been President of NorthStar Capital Investment Corp., the predecessor company to NorthStar Realty and served as Vice President prior to that. Prior to joining NorthStar, Mr. Kauff worked for Arthur Anderson LLP and Price Waterhouse LLP in their Real Estate and Hospitality Services groups, where he specialized in transaction consulting, providing tax and financial structuring advice to real estate private equity clients. Mr. Kauff received a Bachelor of Business Administration from Temple University and a Juris Doctor from Fordham University School of Law. Mr. Kauff is admitted to practice law in the State of New York, the United States Tax Court and the Supreme Court of the United States.

David S. Fallick.   Mr. Fallick is a member of NSAM Adviser’s investment committee and serves as Global Head of Real Estate Finance of NorthStar Asset Management Group, Ltd, a wholly owned subsidiary of NorthStar and parent company of NSAM Adviser, a position he has held since June 2014. He is responsible for the build out and management of NorthStar’s asset management business in Luxembourg in addition to overseeing NorthStar’s portfolio management and servicing business. Mr. Fallick has nearly 25 years of commercial real estate experience. Prior to joining NorthStar, from April 2002 to March 2014, he was head of the Structured Transactions Group at Bank of America Merrill Lynch, where he was responsible for originating, structuring, closing and distributing CMBS transactions that ranged in size from $100 million to multi-billion dollars. From 1994 to 2002, Mr. Fallick served as the Co-head of the CMBS Group at Standard & Poor’s Structured Finance Ratings. Mr. Fallick received a Bachelor of Arts degree from Emory University and a Master of Business Administration in Finance from New York University.
NSAM Adviser will rely upon NorthStar and its affiliates’ investment professionals including the members of the investment committee and other professionals. See “Management of the Fund and the Master Fund — Board of Trustees and Executive Officers.” In addition, NorthStar may retain additional investment personnel following the date on which the Fund commences operations based upon its needs.
The compensation of the members of the investment committee paid by NSAM Adviser or its affiliates includes an annual base salary and may include a discretionary annual bonus. In addition, certain investment committee members indirectly hold equity interests in NorthStar or its affiliates and may receive distributions in profits in respect of those interests.
None of the investment committee members is a direct beneficial owner of Shares.
Key Personnel of the Sub-Adviser
OZ Credit Management’s team of dedicated investment professionals provides assistance to NSAM Adviser pursuant to the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement, respectively. Key personnel of OZ Credit Management include Donald C. Young, Peter Polanskyj, Adeel Shafiqullah, Daniel Reed and Francesco de Simone Rossi. Below is biographical information relating to Mr. Young, Senior Portfolio Manager, Och-Ziff’s credit strategies investment team; Mr. Polanskyj, Analyst, Och-Ziff’s credit strategies investment team; Mr. Shafiqullah, Senior Portfolio Manager, Och-Ziff’s credit strategies investment team in Europe; Mr. Reed, Credit Trader, Och-Ziff’s credit strategies investment team; and Mr. de Simone Rossi, European Credit Trader, Och-Ziff’s credit strategies investment team.
Donald C. Young.   For Mr. Young’s full biography, see “Board of Trustees and Executive Officers.”
Peter Polanskyj.   Mr. Polanskyj is a Managing Director and Analyst on Och-Ziff’s credit strategies investment team, where he focuses on performing credit investments, including CLO structuring and trading. Prior to joining Och-Ziff in 2008, Mr. Polanskyj held various positions at Morgan Stanley. His responsibilities over his tenure included credit research covering credit derivatives and structured credit strategy, head of cross asset strategy and head of equity derivatives strategy. Prior to his time at Morgan Stanley, Mr. Polanskyj was an independent consultant focused on valuation of employee stock option arrangements and Supervising Actuary for Reliance National Insurance Company, where he was responsible for the pricing and analysis of large customized insurance and reinsurance transactions. Mr. Polanskyj holds a B.A. in Economics and Mathematics from Rutgers, the State University of New Jersey, and an M.B.A. from Columbia Business School.
Adeel Shafiqullah.   Mr. Shafiqullah is a Managing Director and Senior Portfolio Manager on Och-Ziff’s credit strategies investment team in Europe. Prior to joining Och-Ziff in 2015, Mr. Shafiqullah spent 13 years at Pinebridge Investments, most recently as Managing Director and Portfolio Manager. At Pinebridge, he was responsible for managing the European loan and high yield portfolio across the firm’s CLOs and commingled funds. Prior to that, Mr. Shafiqullah was an Investment Banking Analyst at Donaldson, Lufkin & Jenrette/Credit Suisse First Boston, where he focused on mergers and acquisitions and leveraged finance transactions, and at Chanin Capital Partners, where he focused on financial restructurings and corporate reorganizations. Mr. Shafiqullah holds a B.S. in Business Administration from the University of Southern California, Marshall School of Business.

Daniel Reed.   Mr. Reed is a Managing Director and Credit Trader on Och-Ziff’s credit strategies investment team in New York, where he is responsible for U.S. corporate credit trading. Prior to joining Och-Ziff in 2012, Mr. Reed was a Senior Trader at Knighthead Capital Management, where he focused primarily on distressed credit, high yield credit and credit default swaps for the firm’s U.S. and European portfolios. Prior to that, Mr. Reed worked in a similar capacity as a Fixed Income Desk Analyst and Trader at Glenview Capital Management. Mr. Reed has also held positions focused on credit research as an Analyst and Trader at Lionhart Investments and as an Associate at Miller Tabak Roberts Securities. Mr. Reed holds a B.S. in Finance and Information Systems from Boston College and an M.B.A. from Columbia Business School and is a CFA charterholder.
Francesco de Simone Rossi.   Mr. de Simone Rossi is a Managing Director and European Credit Trader on Och-Ziff’s credit strategies investment team in London. Mr. de Simone Rossi is responsible for European corporate credit trading. Prior to joining Och-Ziff in 2009, Mr. de Simone Rossi spent nine years at Goldman, Sachs & Co. where he held several positions, most recently as a Trader in the European Special Situations Group focusing on performing and distressed credit across the EMEA region. Mr. de Simone Rossi holds a B.Sc. in Business Administration from the University of Bath, School of Management.
None of the investment professionals of OZ Credit Management is a direct beneficial owner of Shares.
Portfolio Managers
Other Accounts Managed by the Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Master Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of February 11, 2016: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
David T. Hamamoto
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Daniel R. Gilbert
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Albert Tylis
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Steven B. Kauff
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248

	Number of Accounts	Assets of Accounts (in thousands)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)
David S. Fallick
Registered Investment Companies	0	0	0	0
Pooled Investment Vehicles Other Than Registered Investment Companies	4	6,126,536	4	6,126,536
Other Accounts	2	18,972,248	2	18,972,248
Compensation of Portfolio Managers
NSAM Adviser’s and OZ Credit Management’s investment personnel are not employed by the Fund or the Master Fund and receive no direct compensation from the Fund or the Master Fund in connection with their investment management activities.
Securities Ownership of Portfolio Managers
The following table shows the dollar range of equity securities in the Fund beneficially owned by each member of NSAM Adviser’s investment committee as of               , 2016 based on the initial public offering price of  $    per Share.
Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Mr. David T. Hamamoto	None
Mr. Daniel R. Gilbert	None
Mr. Albert Tylis	None
Mr. Steven B. Kauff	None
Mr. David S. Fallick	None

(1)
Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 –  $500,000, $500,001 – $1,000,000 or over $1,000,000.

FUND AND MASTER FUND EXPENSES
NSAM Adviser bears all of its own costs incurred in providing investment advisory services to the Master Fund. As described below, however, the Master Fund bears all other expenses incurred in the business of the Master Fund, including amounts that the Master Fund reimburses to NSAM Adviser for certain administrative services that NSAM Adviser provides or arranges at its expense to be provided to the Master Fund pursuant to the Master Fund Advisory Agreement. Similarly, the Fund directly bears all expenses incurred in its operation, including amounts that the Fund reimburses to NSAM Adviser, OZ Credit Management and the Administrator for services provided under the Fund Advisory Agreement, Fund Sub-Advisory Agreement and Administration Agreement, respectively, and indirectly bears its pro rata portion of all expenses incurred by the Master Fund based on its ownership of Master Fund shares, including amounts that the Master Fund reimburses to NSAM Adviser for services provided under the Master Fund Advisory Agreement, amounts that the Master Fund reimburses to OZ Credit Management for services provided under the Master Fund Sub-Advisory Agreement, and amounts that the Master Fund reimburses to the Administrator for services provided under the Administration Agreement. The services provided pursuant to the Fund Advisory Agreement and the Master Fund Advisory Agreement include providing office space and other support services, maintaining and preserving certain records, preparing and filing various materials with state and U.S. federal regulators, providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services and arranging for payment of the Fund’s and the Master Fund’s expenses.
Expenses borne directly by the Fund and the Master Fund (and thus indirectly by the Fund and Shareholders) include:
•
corporate and organization expenses relating to offerings of Shares and Master Fund shares, as applicable;

•
the cost of calculating the NAV of Shares and Master Fund shares, including the cost of any third-party pricing or valuation services;

•
the cost of effecting sales and repurchases of Shares, Master Fund shares and other securities;

•
the Management Fee and Incentive Fee;

•
investment related expenses (e.g., expenses that, in NSAM Adviser’s or OZ Credit Management’s discretion, are related to the investment of the Master Fund’s assets, whether or not such investments are consummated), including (as applicable) brokerage commissions, borrowing charges on securities sold short, clearing and settlement charges, recordkeeping, interest expenses, dividends on securities sold but not yet purchased, margin fees, investment related travel and lodging expenses and research-related expenses and other due diligence expenses;

•
the distribution and servicing fee;

•
professional fees relating to investments, including expenses of consultants, investment bankers, attorneys, accountants and other experts;

•
fees and expenses relating to software tools, programs or other technology (including risk management software, fees to risk management services providers, third-party software licensing, implementation, data management and recovery services and custom development costs);

•
research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•
all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among NSAM Adviser and any custodian or other agent engaged by the Master Fund;

•
transfer agent and custodial fees;

•
all costs associated with the provision of information technology services;

•
fees and expenses associated with marketing efforts;

•
federal and any state registration or notification fees;

•
federal, state and local taxes;

•
fees and expenses of trustees not also serving in an executive officer capacity for the Fund, the Master Fund or NSAM Adviser;

•
the costs of preparing, printing and mailing reports and other communications, including tender offer correspondence, proxy statements, shareholder reports and notices or similar materials, to Shareholders and Master Fund shareholders;

•
fidelity bond, trustees and officers/errors and omissions liability insurance and other insurance premiums;

•
direct costs such as printing, mailing, long distance telephone and staff;

•
routine non-compensation overhead costs, including rent, office supplies, utilities and capital equipment, incurred in performing administrative services for the Fund and Master Fund;

•
legal expenses (including those expenses associated with preparing the Fund’s and the Master Fund’s public filings, attending and preparing for Board and Master Fund’s Board meetings, as applicable, and generally serving as counsel to the Fund and the Master Fund);

•
compliance expenses for the Fund and the Master Fund, including the cost of third-party service providers and any compliance program audit programs;

•
external accounting expenses (including fees and disbursements and expenses related to the annual audit of the Fund and the Master Fund and the preparation of the Fund’s and the Master Fund’s tax information);

•
costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002;

•
costs associated with the Fund’s and the Master Fund’s chief compliance officer and chief financial officer;

•
overhead costs associated with the Fund’s and the Master Fund’s administrative personnel;

•
all other expenses incurred by the Fund, the Master Fund, NSAM Adviser or OZ Credit Management in connection with administering the Fund’s and the Master Fund’s respective businesses, including expenses incurred by NSAM Adviser or OZ Credit Management in performing administrative services for the Fund or the Master Fund, the allocable portion (subject to review by the Board or Master Fund’s Board, as appropriate) of the compensation overhead of administrative personnel paid by NSAM Adviser or OZ Credit Management, to the extent such personnel members are not controlling persons of NSAM Adviser, OZ Credit Management or any of their respective affiliates, subject to the limitations included in the Fund Advisory Agreement and the Master Fund Advisory Agreement; and

•
any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Fund’s and the Master Fund’s respective organizational documents.

Except as otherwise described in this prospectus, NSAM Adviser and OZ Credit Management will each be reimbursed by the Master Fund or the Fund, as applicable, for any of the above expenses that they pay on behalf of the Master Fund or the Fund, including administrative expenses they incur on such entity’s behalf.
Organization and Offering Costs
NSAM Adviser and OZ Credit Management and their affiliates have incurred organization and offering costs, on the Fund’s behalf, of approximately $283,000 as of February 10, 2016. NSAM Adviser and OZ Credit Management and their affiliates are entitled to receive reimbursement for costs paid on behalf of the Fund. The Fund records organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. As of February 10, 2016, no organization and offering costs have been allocated to the Fund.
Organization costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. The Fund’s offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. The Fund has charged offering costs against capital in excess of par value on the balance sheet.
The Fund estimates that it will incur approximately $2.0 million of expenses if the maximum number of Shares is sold. NSAM Adviser and OZ Credit Management will be entitled to receive equal reimbursement from the Fund of organization and offering expenses each has paid on the Fund’s behalf, either directly or through their respective affiliates. However, NSAM Adviser has agreed to limit the amount of organization and offering expenses incurred by the Fund to 1.0% of the aggregate proceeds raised in the Offering, after payment of selling commissions and dealer manager fees. Any reimbursements of organization and offering expenses by the Fund will not exceed actual expenses incurred by NSAM Adviser and OZ Credit Management and their affiliates, and NSAM Adviser and OZ Credit Management are responsible for the payment of the Fund’s cumulative organization and offering expenses to the extent they exceed 1.0% of the aggregate proceeds raised in the Offering, after payment of selling commissions and dealer manager fees.
Ongoing Distribution and Servicing Fee
In accordance with the Dealer Manager agreement, the participating dealer agreement and the Distribution and Shareholder Servicing Plan, beginning the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the Dealer Manager and Selected Broker-Dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of an investment.
The Fund will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Fund and shareholders, equals 8.0% of the aggregate gross proceeds raised in the Offering excluding proceeds from Share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued, or (iii) the date at which a Liquidity Event occurs.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.
Beginning the second calendar quarter after the close of the Offering, the Dealer Manager may, in its discretion, re-allow to Selected Broker-Dealers and investment representatives up to 100.0% of the distribution and servicing fee for services that such broker-dealers perform in connection with the distribution of the Fund.
The distribution and servicing fee will accrue daily and be paid monthly in arrears. The distribution and servicing fee is payable with respect to all Shares. The mathematical computation of the distribution and shareholder servicing fees will be based on Shares sold in the Offering and exclude Shares issued pursuant to the DRP. However, this operating expense will be borne equally among all of the Fund’s Shares outstanding.

MANAGEMENT AND INCENTIVE FEES
The Fund does not incur a separate management fee or incentive fee under the Fund Advisory Agreement for so long as the Fund has a policy to invest all or substantially all of its assets in the Master Fund, but the Fund and Shareholders are indirectly subject to the Management Fee and Incentive Fee. Pursuant to the Master Fund Advisory Agreement, and in consideration of the advisory services provided by NSAM Adviser to the Master Fund, NSAM Adviser is entitled to a fee consisting of two components — the Management Fee and the Incentive Fee. The Master Fund Sub-Advisory Agreement provides that OZ Credit Management will receive a portion of the Management Fee and Incentive Fee payable to NSAM Adviser under the Master Fund Advisory Agreement. On an annualized basis, OZ Credit Management will be paid 50.0% of all fees payable to NSAM Adviser under the Master Fund Advisory Agreement with respect to each year, which fees are payable to NSAM Adviser quarterly in arrears.
Management Fee
The Management Fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Master Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, the gross assets as of such quarter-end). The Management Fee may or may not be taken in whole or in part at the discretion of NSAM Adviser. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as NSAM Adviser may determine. The Management Fee for any partial quarter will be appropriately prorated.
Incentive Fee
The Incentive Fee will be calculated and payable quarterly in arrears based upon the Master Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Master Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Master Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to NSAM Adviser under the Master Fund Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that the Master Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Master Fund from the sale of Master Fund shares (including pursuant to the Master Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Master Fund shares pursuant to the Master Fund’s share repurchase program.
The calculation of the Incentive Fee for each quarter is as follows:
•
No Incentive Fee is payable in any calendar quarter in which the Master Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•
100.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) is payable to NSAM Adviser. This portion of the Master Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide NSAM Adviser with an incentive fee of 20.0% on all of the Master Fund’s pre-incentive fee net investment income when the Master Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

•
20.0% of the Master Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to NSAM Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Master Fund’s pre-incentive fee net investment income thereafter is allocated to NSAM Adviser).

Example 1: Master Fund’s Incentive Fee on Income for Each Calendar Quarter
Scenario 1
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.00%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses) = 1.30%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no incentive fee on income payable.
Scenario 2
Assumptions
Investment income (including interest, dividends, fees, etc.) = 2.60%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses) = 1.9%
Incentive fee on income = 100.0% × pre-incentive fee net investment income (subject to “catch-up”)(4)
= 100.0% x (1.9% – 1.75%)
= 0.15%
Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the incentive fee on income is 0.2%.
Scenario 3
Assumptions
Investment income (including interest, dividends, fees, etc.) = 3.2%
Hurdle rate(1) = 1.75%
Base management fee(2) = 0.5%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%
Pre-incentive fee net investment income (investment income – (base management fee + other expenses) = 2.5%
Catch up = 100.0% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Incentive fee on income = 100.0% × “catch-up” + (20.0% × (pre-incentive fee net investment income –  2.1875%))
Catch up = 2.1875% – 1.75%
= 0.4375%
Incentive fee on income = (100.0% × 0.43755) + (20.0% × (2.5% – 2.1875%))
= 0.4375% + (20.0% × 0.3125%)
= 0.4375% + 0.0625%
= 0.5%
Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the incentive fee on income is 0.5%.

(1)
Represents 7.0% annualized hurdle rate.

(2)
Represents 2.0% annualized base management fee on gross assets. Examples assume assets are equal to adjusted capital.

(3)
Excludes organization and offering expenses.

(4)
The “catch-up” provision is intended to provide NSAM Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when net investment income exceeds 2.1875% in any calendar quarter.

The following is a graphical representation of the calculation of the Incentive Fee:
Quarterly Incentive Fee
Master Fund’s pre-incentive fee net investment income
(expressed as a percentage of the Master Fund’s adjusted capital)
Percentage of the Master Fund’s pre-incentive fee net investment income allocated to the Incentive Fee.
These calculations will be appropriately prorated for any period of less than three months.
Approval of the Investment Advisory and Sub-Advisory Agreements
The Master Fund Advisory Agreement and the Master Fund Sub-Advisory Agreement were approved by the Master Fund’s Board on January 15, 2016 and will become effective once the registration statement of any feeder fund of the Master Fund is declared effective by the SEC. The Fund Advisory Agreement and the Fund Sub-Advisory Agreement were approved by the Board on January 15, 2016 and will become effective once the registration statement of any feeder fund of the Master Fund is declared effective by the SEC. Unless earlier terminated, as described below, each of the Master Fund Advisory Agreement, the Master Fund Sub-Advisory Agreement, the Fund Advisory Agreement and the Fund Sub-Advisory Agreement will remain in effect for a period of two years from the date they first become effective and will remain in effect from year-to-year thereafter if approved annually by the Master Fund’s Board or the Board, as applicable, or by the affirmative vote of the holders of a majority of the Master Fund’s or the Board’s outstanding securities, as applicable, including in either case, approval by a majority of the Master

Fund’s or the Fund’s trustees who are not interested persons, as defined by the 1940 Act, as applicable. Mutual written consent and an affirmative vote of a majority of the Master Fund’s Board or the Board, as applicable, or the holders of a majority of the Master Fund’s or the Fund’s outstanding voting securities, as applicable, and, in either case, the vote of a majority of the Master Fund’s or the Fund’s trustees who are not interested persons, as applicable, are also necessary in order to make material amendments to the Master Fund Advisory Agreement, the Master Fund Sub-Advisory Agreement, the Fund Advisory Agreement and the Fund Sub-Advisory Agreement.
In its consideration of the Master Fund Advisory Agreement and Master Fund Sub-Advisory Agreement, the Master Fund’s Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Master Fund by NSAM Adviser and OZ Credit Management; (b) comparative data with respect to advisory fees or similar expenses paid by other investment companies with a similar investment objective; (c) the Master Fund’s projected operating expenses and expense ratio compared to other investment companies with a similar investment objective; (d) any existing and potential sources of indirect income to NSAM Adviser and OZ Credit Management from their respective relationships with the Master Fund and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Master Fund Advisory Agreement and Master Fund Sub-Advisory Agreement; (f) the organizational capability and financial condition of NSAM Adviser, OZ Credit Management and their respective affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Master Fund’s Board, including a majority of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided.
A discussion regarding the basis of the Master Fund’s Board’s approval of the Master Fund Advisory Agreement and the Master Fund Sub-Advisory Agreement will be available in the Fund’s first semi-annual report to Shareholders.
In its consideration of the Fund Advisory Agreement and the Fund Sub-Advisory Agreement, the Board focused on the Fund’s policy to invest substantially all of its assets in the Master Fund and the fact that, as long as the Fund has such a policy, it will not incur a separate management fee or incentive fee. In addition, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by NSAM Adviser and OZ Credit Management; (c) the Fund’s projected operating expenses and expense ratio compared to other investment companies with a similar investment objective; (d) any existing and potential sources of indirect income to NSAM Adviser and OZ Credit Management from their respective relationships with the Fund and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Fund Advisory Agreement and Fund Sub-Advisory Agreement; (f) the organizational capability and financial condition of NSAM Adviser, OZ Credit Management and their respective affiliates; and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. A discussion regarding the basis of the Board’s approval of the Fund Advisory Agreement will be available in the Fund’s first semi-annual report to Shareholders.

ADMINISTRATION AGREEMENTS
Pursuant to the Administration Agreement, the Administrator provides the Master Fund and the Fund with financial reporting, post-trade compliance, and treasury services. Pursuant to the Administration Agreement, the Master Fund and the Fund each pay a fee for services provided by the Administrator. In providing these services, the Administrator oversees the performance of the Master Fund’s and the Fund’s required administrative services, which include being responsible for the financial and other records that the Master Fund and the Fund are required to maintain and preparing reports to Master Fund shareholders and Shareholders, respectively, and reports and other materials filed with the SEC. The Administrator provides post-trade compliance services including performing the applicable SEC and RIC compliance testing, providing monthly and quarterly reporting and maintaining a compliance testing matrix and performing an annual update. In addition, the Administrator assists in determining and publishing the NAV of the Master Fund and the Fund, respectively, as well as with the printing and dissemination of reports and other materials to Master Fund shareholders and Shareholders, respectively.
The Fund and the Master Fund will also reimburse the Administrator for its out-of-pocket costs incurred in connection with either the Fund Administration Agreement.
Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator is entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement.

DETERMINATION OF NET ASSET VALUE
The Fund determines the NAV per Share daily based on the value of its interest in the Master Fund using the NAV of Master Fund shares provided by the Master Fund. The Fund calculates NAV per Share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Shares.
The Master Fund determines the NAV of Master Fund shares on each day that the NYSE is open for business as of the close of the regular trading session. The Master Fund calculates NAV per Master Fund share by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Master Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding Master Fund shares. The Master Fund’s assets and liabilities are valued in accordance with the principles set forth below.
The Master Fund’s Valuation Committee, consisting of personnel from NSAM Adviser and OZ Credit Management whose membership on the Valuation Committee was approved by the Board, values the Master Fund’s assets in good faith pursuant to the Master Fund’s valuation policy and consistently applied valuation process, which was developed by the Master Fund’s Board’s audit committee and approved by the Master Fund’s Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Master Fund’s Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the Master Fund’s audit committee and the Master Fund’s Board review the valuation determinations made with respect to the Master Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Master Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset, the Valuation Committee seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Master Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Master Fund’s consolidated financial statements.
The Master Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, referred to herein as an “Exchange-Traded Security,” or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available, or an “OTC Security.”

For purposes of calculating NAV, the Valuation Committee uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Master Fund values such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Master Fund obtains bid and ask prices directly from dealers who make a market in such securities. Generally, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

•
To the extent that the Master Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Master Fund will value such investments at fair value as determined in good faith by the Valuation Committee in accordance with the Master Fund’s valuation policy and pursuant to authority delegated by the Master Fund’s Board as described below. In making such determination, the Valuation Committee may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, the Valuation Committee may use independent third-party pricing or valuation services; provided that the Valuation Committee shall not be required to determine fair value in accordance with the valuation provided by any single source, and the Valuation Committee shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that the Valuation Committee deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.
Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments. Other valuation methodologies are used as appropriate including, but not limited to, market comparables, transactions in similar instruments, and recovery/liquidation analysis.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Master Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. The Valuation Committee may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as the Valuation Committee, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.

If the Master Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.
If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Master Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Master Fund’s Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by the Valuation Committee, under the supervision of the Master Fund’s Board.
Swaps typically will be valued using valuations provided by a third-party pricing service. Such pricing service valuations generally will be based on the present value of fixed and projected floating rate cash flows over the term of the swap contract and, in the case of credit default swaps, generally will be based on credit spread quotations obtained from broker-dealers and expected default recovery rates determined by the third-party pricing service using proprietary models. Future cash flows will be discounted to their present value using swap rates provided by electronic data services or by broker-dealers.
While the Master Fund’s valuation policy is intended to result in a calculation of the Master Fund’s NAV that fairly reflects security values as of the time of pricing, the Master Fund cannot ensure that fair values determined by the Valuation Committee would accurately reflect the price that the Master Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Master Fund may differ from the value that would be realized if the securities were sold. The Master Fund periodically benchmarks the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Master Fund believes that these prices will be reliable indicators of fair value.

CONFLICTS OF INTEREST; CERTAIN RELATIONSHIPS
AND RELATED PARTY TRANSACTIONS
Conflicts of Interest
NSAM Adviser, OZ Credit Management and certain of their affiliates may experience conflicts of interest in connection with the management of the Master Fund including, but not limited to, the following:
•
The trustees, officers and other personnel of NSAM Adviser allocate their time between advising the Master Fund and managing other investment activities and business activities in which they may be involved;

•
The Master Fund may compete with certain affiliates for investments, subjecting NSAM Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Master Fund’s behalf;

•
Regardless of the quality of the assets acquired by the Master Fund, the services provided to the Master Fund or whether the Master Fund makes distributions to Master Fund shareholders, NSAM Adviser will receive the Management Fee in connection with the management of the Master Fund’s portfolio and may receive the Incentive Fee to the extent the Master Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•
The personnel of OZ Credit Management allocate their time between the day-to-day identification, due diligence, recommendation, management and monitoring of investments for the Master Fund’s portfolio and making investment recommendations and performing similar functions for other business activities in which they may be involved;

•
The Master Fund may compete with other funds managed by affiliates of OZ Credit Management for investment opportunities, subjecting OZ Credit Management and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to NSAM Adviser;

•
From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Master Fund and other clients for which NSAM Adviser or OZ Credit Management provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Master Fund and such other clients;

•
NSAM Adviser, OZ Credit Management and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objective and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Master Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Master Fund on a fair and equitable basis relative to their other clients, even though their investment objective may overlap with those of the Master Fund;

•
NSAM Adviser and OZ Credit Management and their affiliates may have existing business relationships or access to material non-public information that would prevent NSAM Adviser or OZ Credit Management from recommending certain investment opportunities that would otherwise fit within the Master Fund’s investment objective and strategies;

•
NSAM Adviser, OZ Credit Management and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Master Fund and/or may involve substantial time and resources of NSAM Adviser and OZ Credit Management. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of NSAM Adviser, OZ Credit Management and their respective officers and employees will not be devoted exclusively to the business of the Master Fund but will be allocated between the business of the Master Fund and the management of the monies of other advisees of NSAM Adviser and OZ Credit Management. Affiliates of NSAM Adviser or OZ Credit Management may engage in investment advisory business with accounts that compete with the Master Fund and have no obligation to make their investment opportunities available to the Master Fund;
•
To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of NSAM Adviser, OZ Credit Management and any of their respective affiliates, as applicable, NSAM Adviser, OZ Credit Management and any of their respective affiliates may deem it appropriate for the Master Fund and one or more other investment accounts managed by NSAM Adviser, OZ Credit Management or any of their respective affiliates to participate in an investment opportunity. The Master Fund, OZ Credit Management and their affiliates have filed for exemptive relief from the SEC to engage in certain types of co-investment transactions with NSAM Adviser, OZ Credit Management and their affiliates. However, there can be no assurance that the Master Fund, OZ Credit Management and their affiliates will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Master Fund and the other participating accounts. To mitigate these conflicts, NSAM Adviser and/or OZ Credit Management, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Master Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Master Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•
The 1940 Act prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company, without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5.0% of the voting securities of the Master Fund, NSAM Adviser or OZ Credit Management, the Master Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Master Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Master Fund may be limited.

Certain Relationships and Related Party Transactions
Policies and Procedures for Managing Conflicts; Allocation of Investment Opportunities
Each of NSAM Adviser and OZ Credit Management and their respective affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between NSAM Adviser’s and Sub-Adviser’s fiduciary obligations to the Master Fund and their similar fiduciary obligations to other clients. For example and as discussed in further detail below, both NSAM Adviser and OZ Credit Management have adopted policies and procedures that seek to allocate investment opportunities between the Master Fund and their other respective clients fairly and equitably over time. Nonetheless, an investment opportunity that is suitable for multiple clients, including the Master Fund, of NSAM Adviser or OZ Credit Management or their respective affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed on some clients by the 1940 Act. There can be no assurance that NSAM Adviser’s, OZ Credit Management’s or their respective affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Master Fund. Not all conflicts of interest can be expected to be resolved in the Master Fund’s favor.

Allocation of Investment Opportunities by NSAM Adviser.   The principals of NSAM Adviser have managed and will continue to manage investment vehicles with similar or overlapping investment strategies. In order to address these issues, NSAM Adviser has put in place an investment allocation policy to ensure that investment opportunities are allocated between the Master Fund and the Adviser’s other clients on a fair and equitable basis. In particular, it is expected that any investments sourced by OZ Credit Management will not be allocated to another client of NSAM Adviser.
Allocation of Investment Opportunities by OZ Credit Management.   Similarly, OZ Credit Management and its affiliates manage other investment vehicles and client accounts (together with the Master Fund, “OZ Credit Management Accounts”) with investment strategies that are similar to, or overlap with, the investment strategies of the Master Fund. In some cases, an investment opportunity may be too limited in size for the Master Fund and other OZ Credit Management Accounts to participate fully (or at all). In order to seek to allocate investment opportunities fairly and equitably over time among the Master Fund and other OZ Credit Management Accounts, OZ Credit Management has adopted allocation policies and procedures governing the allocation of investment opportunities among the Master Fund and other OZ Credit Management Accounts. Under its allocation procedures, OZ Credit Management allocates investment opportunities that are subject to its allocation procedures among the OZ Credit Management Accounts based on a number of factors evaluated with respect to each such OZ Credit Management Account, including the following:
•
whether OZ Credit Management believes the investment would be appropriate for one or more of the OZ Credit Management Accounts;

•
the investment programs and investment objective of the OZ Credit Management Accounts;

•
the investment capacity and available capital of the OZ Credit Management Accounts;

•
whether one or more OZ Credit Management Accounts is in a “ramp-up” phase (i.e., whether it has, relative to its portfolio, a significant amount of capital (drawn or undrawn) or available leverage that has not been deployed or has a fixed investment period) or is seeking to rebalance its portfolio or to meet withdrawal requests;

•
the investment guidelines and restrictions applicable to the OZ Credit Management Accounts;

•
portfolio management considerations applicable to the OZ Credit Management Accounts (including desired levels of leverage and cash, volatility and risk tolerances, desired concentration, exposure and diversification targets, liquidity needs, timing of realization of investments, hedging considerations and counterparty restrictions);

•
the tax and regulatory considerations (including those under the 1940 Act) applicable to the OZ Credit Management Accounts;

•
the domiciles of the OZ Credit Management Accounts;

•
whether an OZ Credit Management Account would receive an odd lot if it received an allocation;

•
the investment opportunity’s minimum denomination or other investment requirements; and

•
any other factors that OZ Credit Management believes are consistent with the fair and equitable treatment of all OZ Credit Management Accounts over time.

While the OZ Credit Management’s allocation policy seeks to allocate investment opportunities to the Master Fund and all other OZ Credit Management Accounts fairly and equitably over time, there can be no assurance that the Master Fund will participate in all appropriate investment opportunities or receive as much of an investment opportunity as would otherwise be in the best interests of the Master Fund or the Fund. For example, OZ Credit Management expects to give a preference in allocation to Accounts that have an investment program or objective focused on the type of opportunity in question, that are in a “ramp-up” phase, or that are seeking to rebalance their portfolios or meet withdrawal requests.

In addition, under its current allocation procedures, OZ Credit Management also expects that (i) the Master Fund likely may not be allocated any private real estate or energy investment opportunities; (ii) allocations of certain follow-on investment opportunities (i.e., opportunities to make further investments in companies in which one or more OZ Credit Management Accounts are already invested) will generally be allocated to those OZ Credit Management Accounts that participated in the original investment; (iii) the Master Fund may not participate in investment opportunities facilitated through special purpose vehicles or financing subsidiaries in which other OZ Credit Management Accounts participate; (iv) as discussed below in “Co-Investment Opportunities,” the Master Fund may also not participate in negotiated transactions in which other Sub-Adviser Accounts are participating; and (v) due to regulatory requirements and OZ Credit Management’s conflicts of interest policies, the Master Fund may be unable to make investments in companies in which other OZ Credit Management Accounts are already invested or investing. Furthermore, OZ Credit Management expects not to allocate any “Restricted Investments” to the Master Fund other than U.S. credit opportunities (including associated equity). “Restricted Investments” are limited investment opportunities that (i) are acquired on a direct investment or private placement basis and (ii) either lack a readily assessable market value, are illiquid, or OZ Credit Management expects to be held until the resolution of a special event or circumstance, as determined by OZ Credit Management.
As a result of these procedures, the Master Fund may not participate (or may participate to a lesser extent than it otherwise would have) in investment opportunities that otherwise may have been profitable for the Master Fund. OZ Credit Management’s allocation policies and procedures are subject to change from time to time and there can be no assurances that the Master Fund will participate in any given investment opportunity.
Co-Investment Opportunities
From time to time, investment opportunities may arise that would be appropriate for both the Master Fund as well as other clients of NSAM Adviser, OZ Credit Management and their respective affiliates. To the extent permitted by the 1940 Act, OZ Credit Management intends to allocate such opportunities that are subject to its allocation procedures (as described above) among the Master Fund and the other OZ Credit Management Accounts pursuant to its allocation procedures such that the Master Fund may from time to time co-invest in an investment opportunity with other OZ Credit Management Accounts, NSAM Adviser and their respective affiliates. However, due to restrictions under the 1940 Act, unless the Master Fund obtains an exemptive order from the SEC, the Master Fund will generally be unable to co-invest with, among others, other OZ Credit Management Accounts, OZ Credit Management and their affiliates, in a negotiated transaction. To the extent an investment opportunity in a negotiated transaction arises, and OZ Credit Management determines that it would be appropriate for both the Master Fund and other OZ Credit Management Accounts, the opportunity will be allocated to the other OZ Credit Management Accounts and the Master Fund will not participate in the negotiated transaction. The fact that a type of negotiated transaction had been determined in the past to be appropriate solely for the Master Fund will not prevent a determination that a similar investment is appropriate for both the Master Fund and other OZ Credit Management Accounts, in which case the investment will be allocated solely to the other Client Accounts (unless an exemptive order is obtained).
The Master Fund has applied to the SEC for an exemptive order that would permit it to co-invest in negotiated transactions with certain funds and/or other client accounts managed by NSAM Adviser, OZ Credit Management and their affiliates. If the Master Fund obtains the exemptive order, it expects to enter into such co-investment transactions without any further approval from the Board or Shareholders, subject to the terms of the exemptive order. There can be no assurance that the Master Fund will obtain such exemptive order.
In addition, under the 1940 Act, the Master Fund generally may not purchase securities or other property from (or sell them to) affiliates of NSAM Adviser or OZ Credit Management. This may limit the Master Fund’s ability to invest in companies in which funds and other clients of NSAM Adviser or OZ Credit Management have already made significant investments.

Potential conflicts of interest risk — lack of information barriers
There are no information barriers amongst NSAM Adviser, OZ Credit Management, and certain of their affiliates, including the Master Fund. If NSAM Adviser or OZ Credit Management were to receive material non-public information about a particular company, or have an interest in investing in a particular company, NSAM Adviser, OZ Credit Management, or certain of their affiliates, including the Master Fund, may be prevented from investing in such company. Conversely, if NSAM Adviser, OZ Credit Management, or certain of their affiliates were to receive material non-public information about a particular company, or have an interest in investing in a particular company, the Master Fund may be prevented from investing in such company.
The risk may affect the Fund more than it does other investment vehicles, as NSAM Adviser, OZ Credit Management, and certain of their affiliates generally do not use information barriers that many firms implement to separate persons who make investment decisions from others who might possess material, non-public information that could influence such decisions. NSAM Adviser’s and OZ Credit Management’s decisions not to implement these barriers could prevent their investment professionals from undertaking certain transactions such as advantageous investments or dispositions that would be permissible for them otherwise. In addition, NSAM Adviser, OZ Credit Management, and certain of their affiliates could in the future decide to establish information barriers, particularly as their business expands and diversifies.

PURCHASES OF SHARES
The Fund is offering on a continuous basis up to 20,000,000 Shares.
NorthStar Realty and OZ Corporate Investors, LLC each invested $1.0 million in the Master Fund in exchange for Master Fund shares. The Master Fund shares issued to the seed capital investors and the Master Fund shares issued to the Fund, and any other investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund, possess identical characteristics, rights, priorities, and preferences. NorthStar Realty and OZ Corporate Investors, LLC will vote their shares in the Master Fund in the same proportion as which the other Master Fund shares are voted. In addition, NorthStar and OZ Corporate Investors, LLC purchased an aggregate of  $100,000 of the Fund Shares for purposes of satisfying the seed capital regulatory requirement under the 1940 Act. These Fund Shares will be acquired prior to the Fund’s effectiveness, and will be purchased at a price that will not be less than the initial public offering price for the Fund Shares (net of selling commissions and dealer manager fees that apply to the Fund Shares).
Shares will be offered through NorthStar Securities, at an offering price equal to the Fund’s then current NAV per Share, plus Organization and Offering Expenses, plus selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the gross investment amount (the selling commissions and dealer manager fees are collectively referred to as the “Sales Load”). No selling commissions or dealer manager fees will be paid in connection with sales under the DRP. Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share. The distribution and servicing fee is considered a Fund expense and, consequently, is not included in the Sales Load. In no event will the aggregate selling commissions, dealer manager fees and distribution and servicing fees exceed 8.0% of the aggregate gross offering proceeds received in the Offering.
The Fund is offering to sell an aggregate number of Shares up to the maximum offering of Shares. An investor will pay selling commissions and dealer manager fees for the purchase of Shares.
Subsequent to completion of the Offering, the Fund will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.
The Fund reserves the right to reject any purchase of Shares in whole or in part. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without interest.
To purchase Shares in the Offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “NorthStar Corporate Income Fund-T.” Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. An investor does not have the option of rescinding a purchase order after the Shares to be purchased pursuant to the subscription agreement have been issued to the investor at a Bi-Monthly Closing. There is a minimum initial investment of  $4,000. Additional purchases must be in increments of  $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Fund. See “Distribution Reinvestment Plan.” By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms.
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.

LIQUIDITY STRATEGY
The Fund and the Master Fund intend to explore a liquidity event for Shareholders within five years following the completion of this offering, or at such earlier time as the Board and the Master Fund’s Board may determine, taking into consideration market conditions and other factors. The Fund and the Master Fund may determine not to pursue a liquidity event if they believe that then current market conditions are not favorable for a liquidity event. A liquidity event could include (i) the purchase by the Master Fund for cash of all the Fund’s Master Fund shares at net asset value and the distribution of that cash to the Shareholders on a pro rata basis in connection with the Fund’s complete liquidation and dissolution; (ii) subject to the approval of the shareholders of each feeder fund, a listing of the shares of the Master Fund on a national securities exchange and the liquidation and dissolution of each feeder fund, including the Fund, at which point all shareholders of each feeder fund would become direct shareholders of the Master Fund; or (iii) a merger or another transaction approved by the Fund’s Board and the Master Fund’s Board in which the Shareholders will receive cash or securities of a publicly-traded company followed by a distribution of such cash or shares to Shareholders.
While the Fund and the Master Fund intend to explore a liquidity event within five years following the completion of this offering, there can be no assurance that a suitable transaction will be available or that market conditions for a liquidity event will be favorable during that timeframe. As such, there can be no assurance that there will be a liquidity event at all.
In making a determination of what type of liquidity event is in the best interest of Shareholders, the Board and the Master Fund’s Board, including the Independent Trustees, may consider a variety of criteria including, but not limited to, the allocation of the Master Fund’s portfolio among various issuers and industries, portfolio performance, the Fund’s and the Master Fund’s financial condition, potential access to capital as a listed company, market conditions for the sale of the Master Fund’s assets or listing of the Master Fund’s shares, internal management considerations and the potential for Shareholder liquidity. However, the Fund and the Master Fund are not required to complete a liquidity event and may choose not to do so for an indefinite period, if at all.
Prior to the completion of a liquidity event, the Fund’s share repurchase program may provide a limited opportunity for Shareholders to have their Shares repurchased, subject to certain restrictions and limitations, at a price which may reflect a discount from the purchase price the Shareholder paid for the Shares being repurchased. See “Share Repurchase Program” for a detailed description of the Fund’s share repurchase program.

SHARE REPURCHASE PROGRAM
The Fund does not currently intend to list its Shares on any securities exchange and does not expect any secondary market for them to develop in the foreseeable future. Therefore, Shareholders should expect that they will be unable to sell their Shares for an indefinite time or at a desired price. No Shareholder will have the right to require the Fund to repurchase such Shareholder’s Shares or any portion thereof. Because no public market exists for the Shares, and none is expected to develop in the foreseeable future, Shareholders will not be able to liquidate their investment prior to a liquidity event, other than through the Fund’s share repurchase program, or, in limited circumstances, as a result of transfers of Shares to other investors.
To provide Shareholders with limited liquidity, the Fund intends to conduct quarterly repurchases of Shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Master Fund with respect to the Master Fund shares. The first offer to repurchase Shares from Shareholders is expected to occur in the first full calendar quarter following the Fund’s commencement of operations. In months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that the Fund holds its first Bi-Monthly Closing for the sale of Shares in the Offering. Any offer to repurchase Shares will be conducted solely through written tender offer materials mailed to each Shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.
The Fund’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of Shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Fund to offer to repurchase Shares and under what terms:
•
the effect of such repurchases on the Fund’s and/or the Master Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Master Fund’s assets (including fees and costs associated with disposing of assets);

•
the Master Fund’s investment plans;

•
the Fund’s and the Master Fund’s working capital requirements;

•
the Fund’s history in repurchasing Shares or portions thereof; and

•
the condition of the securities markets.

The Fund currently intends to limit the number of Shares to be repurchased on each date of repurchase to the number of Shares the Fund can repurchase with, in the Board’s sole discretion, (i) the aggregate proceeds it has received from the issuance of Shares pursuant to its DRP for the previous calendar quarter, or (ii) the aggregate proceeds it has received from the sale of Shares at the previous two Bi-Monthly Closings that occurred immediately prior to the date of repurchase. In addition, the Fund will limit the number of Shares to be repurchased in any calendar year to 20.0% of the weighted average number of Shares outstanding in the prior calendar year, or 5.0% in each quarter, though the actual number of Shares that the Fund offers to repurchase may be less in light of the limitations noted above. The Fund will offer to repurchase such Shares at a price equal to the NAV per Share in effect on each date of repurchase.
The Fund’s assets consist primarily of its interest in Master Fund shares. Therefore, in order to finance the repurchase of Shares pursuant to its share repurchase program, the Fund may find it necessary to liquidate all or a portion of its interest in Fund shares. In such cases, the Fund will not conduct a repurchase offer for Shares unless the Master Fund simultaneously conducts a repurchase offer for Master Fund shares. The members of the Board also serve on the Master Fund’s Board, and the Master Fund’s Board expects that the Master Fund will conduct repurchase offers for Master Fund shares as necessary to permit the Fund to meet its intentions under its share repurchase program. However, there can be no assurance that the Master Fund’s Board or the Board will, in fact, decide to undertake any repurchase offers.

In order to tender Shares to be repurchased, a Shareholder must tender at least 25.0% of the Shares owned by such Shareholder. If a Shareholder chooses to tender only a portion of his or her Shares, the Shareholders must maintain a minimum balance of  $4,000 of Shares following a tender of Shares for repurchase. If the amount of repurchase requests exceeds the number of Shares the Fund seeks to repurchase, the Fund will repurchase Shares on a pro rata basis. As a result, the Fund may repurchase less than the full amount of Shares that a Shareholder requests to have repurchased. To the extent a Shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the Shareholder requests to have repurchased, the Shareholder may maintain a balance of Shares of less than $4,000 following such Share repurchase. If the Fund does not repurchase the full amount of Shares that a Shareholder requests to be repurchased, or the Fund determines not to make repurchases of Shares, a Shareholder may not be able to dispose of his or her Shares. Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC qualification and diversification rules promulgated under the Code.
The Board requires that the Fund repurchase Shares or portions thereof from Shareholders pursuant to written tenders only on terms it determines to be fair to the Fund and to all Shareholders. Repurchases of Shares by the Fund will be paid in cash. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders.
When the Board determines that the Fund will offer to repurchase Shares or fractions thereof, tender offer materials will be provided to Shareholders describing the terms thereof, and containing information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity.
Any repurchase offer presented to Shareholders will remain open for a minimum of 20 business days following the commencement of the offer. In the materials that the Fund will send to Shareholders, the Fund will include the date that the tender offer will expire. All tenders for repurchase requests must be received prior to the expiration of the repurchase offer in order to be valid.
In order to submit Shares to be repurchased, Shareholders will be required to complete a letter of transmittal, which will be included in the materials sent to Shareholders, as well as any other documents required, by the letter of transmittal. At any time prior to the expiration of the repurchase offer, Shareholders may withdraw their tenders by submitting a notice of withdrawal to the Fund.
The Fund will not repurchase Shares, or fractions thereof, if such repurchase will cause the Fund to be in violation of the securities or other laws of the United States, Delaware or any other relevant jurisdiction.
While the Fund intends to conduct quarterly repurchase offers as described above, the Fund is not required to do so and the Board may amend, suspend or terminate the share repurchase program at any time. Investors have no right to require the Fund to redeem their Shares. See “Types of Investments and Related Risks — Risks Related to the Business and Structure of the Fund.”
In the event that NSAM Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, any such affiliates may tender Shares for repurchase in connection with any repurchase offer the Fund makes on the same basis as any other Shareholder, except for the initial capital contributions of the sponsors for as long as NSAM Adviser and OZ Credit Management remain the Master Fund’s investment adviser and sub-adviser, respectively.

DESCRIPTION OF CAPITAL STRUCTURE
The following description is based on relevant portions of the Delaware Statutory Trust Act and on the Fund’s declaration of trust and bylaws. This summary is not intended to be complete. Please refer to the Delaware Statutory Trust Act and the Fund’s declaration of trust and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus forms a part, for a more detailed description of the provisions summarized below.
Shares of Beneficial Interest
The Fund’s declaration of trust authorizes the Fund’s issuance of an unlimited number of shares of beneficial interest, par value $0.001 per share. There is currently no market for Shares and the Fund does not expect that a market for Shares will develop in the foreseeable future. Pursuant to the Fund’s declaration of trust and as permitted by Delaware law, Shareholders are entitled to the same limitation of personal liability extended to shareholders of private corporations organized for profit under the General Corporation Law of the State of Delaware, or the DGCL, and therefore generally will not be personally liable for the Fund’s debts or obligations.
Set forth below is a chart describing the Shares of the Fund’s securities outstanding as of February 11, 2016:
(1)	(2)	(3)
Title of Class	Amount Held by The Fund or for the Fund’s Account	Amount Outstanding Exclusive of Amount Under Column (2)
Common Shares, $0.001 par value	—	11,001
Preferred Shares, $0.001 par value	—	—
Under the terms of the Fund’s declaration of trust, all Shares will have equal rights as to voting and, when consideration for Shares is received by the Fund, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Shares will have no preference, preemptive, appraisal, conversion, exchange or redemption rights, and will be freely transferable, except where their transfer is restricted by law or contract. The Fund’s declaration of trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Fund’s dissolution, after the Fund pays or adequately provides for the payment of all claims and obligations of the Fund, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution, subject to any preferential rights of holders of the Fund’s outstanding preferred shares, if any. Each Share will be entitled to one vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Fund’s declaration of trust or a resolution of the Board. There will be no cumulative voting in the election or removal of Trustees. Under the Fund’s declaration of trust, the Fund is not required to hold annual meetings of Shareholders. The Fund only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.
Preferred Shares and Other Securities
The Fund’s declaration of trust provides that the Board may, subject to the Fund’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Fund to issue securities of the Fund other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to the Shares and before any purchase of Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50.0% of the Fund’s total assets after deducting the amount of such distribution or purchase price, as the case may be, and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Pursuant to the Fund’s declaration of trust, Trustees and officers of the Fund will not be subject in such capacity to any personal liability to the Fund or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.
Except as otherwise provided in the Fund’s declaration of trust, the Fund will indemnify and hold harmless any current or former Trustee or officer of the Fund against any liabilities and expenses (including reasonable attorneys’ fees relating to the defense or disposition of any action, suit or proceeding with which such person is involved or threatened), while and with respect to acting in the capacity of a Trustee or officer of the Fund, except for any liability arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s position, which is in accordance with the 1940 Act. The Fund will make advance payments in connection with expenses incurred by Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Fund’s declaration of trust.
The Master Fund has entered into the Master Fund Advisory Agreement with NSAM Adviser. The Master Fund Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, NSAM Adviser is not liable for any error of judgment or mistake of law or for any loss the Master Fund suffers.
NSAM Adviser has also entered into the Master Fund Sub-Advisory Agreement with OZ Credit Management. The Master Fund Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, OZ Credit Management is not liable for any error of judgment or mistake of law or for any loss the Master Fund suffers. In addition, the Master Fund Sub-Advisory Agreement provides that OZ Credit Management will indemnify the Master Fund, NSAM Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Master Fund, NSAM Adviser or any of their respective affiliates and controlling persons may sustain as a result of OZ Credit Management’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.
The Fund has entered into the Fund Advisory Agreement with NSAM Adviser. The Fund Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, NSAM Adviser is not liable for any error of judgment or mistake of law or for any loss the Fund suffers.
NSAM Adviser has also entered into the Fund Sub-Advisory Agreement with OZ Credit Management. The Fund Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, OZ Credit Management is not liable for any error of judgment or mistake of law or for any loss the Fund suffers. In addition, the Fund Sub-Advisory Agreement provides that OZ Credit Management will indemnify the Fund, NSAM Adviser and any of their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Fund, NSAM Adviser or any of their respective affiliates and controlling persons may sustain as a result of OZ Credit Management’s willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder or violation of applicable law.

Pursuant to the Fund’s declaration of trust, the Fund will advance the expenses of defending any action for which indemnification is sought if the Fund receives a written undertaking by the indemnitee which provides that the indemnitee will reimburse the Fund if it is subsequently determined that the indemnitee is not entitled to such indemnification.
Number of Trustees; Appointment of Trustees; Vacancies; Removal
The Fund’s declaration of trust provides that, after a public offering of Shares, the number of Trustees shall be no less than two and no more than 15, as determined in writing by a majority of the Trustees then in office. As set forth in the declaration of trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Fund’s declaration of trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.
The Fund’s declaration of trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the declaration of trust) (i) with or without cause, at any meeting of Shareholders by a vote of 75.0% of the outstanding Shares or (ii) with or without cause, by all of the remaining Trustees.
As of February 11, 2016, the Fund had a total of five members of the Board, three of whom were Independent Trustees. Pursuant to the 1940 Act, at least 40.0% of the members of the Board must be Independent Trustees.
Action by Shareholders
The Fund’s declaration of trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Fund’s declaration of trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.
Amendment of Declaration of Fund and Bylaws
Subject to the provisions of the 1940 Act, pursuant to the Fund’s declaration of trust, the Board may amend the declaration of trust without any vote of Shareholders. Pursuant to the Fund’s declaration of trust and bylaws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.
Pass-Through Voting on Master Fund Matters
Whenever the Fund, as a Master Fund shareholder, is requested to vote on matters pertaining to the Master Fund, the Fund will hold a meeting of Shareholders and vote its interest in the Master Fund for or against such matters proportionately to the instructions to vote for or against such matters received from Shareholders. The Fund shall vote Master Fund shares for which it receives no voting instructions in the same proportion as the Shares for which it receives voting instructions.
No Appraisal Rights
In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Fund’s declaration of trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations
The Fund’s declaration of trust provides that if and to the extent that any provision of the Fund’s declaration of trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Fund as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Fund’s declaration of trust; provided, however, that such determination shall not affect any of the remaining provisions of the declaration of trust or affect the validity of any action taken or omitted to be taken prior to such determination.

REGULATION
The Fund and the Master Fund are newly organized, non-diversified closed-end management investment companies that have registered as investment companies under the 1940 Act. As registered closed-end investment companies, the Fund and the Master Fund are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, neither the Fund nor the Master Fund may:
•
change its classification to an open-end management investment company;

•
except in accordance with its policies with respect thereto as recited in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in this Registration Statement in accordance with the requirements of the 1940 Act; or

•
change the nature of its business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67.0% or more of such company’s voting securities present at a meeting if more than 50.0% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50.0% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of the trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, the company is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, a registered closed-end management investment company is prohibited from protecting any trustee or officer against any liability to the Fund or the Shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The company may also be prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of the SEC.
A registered closed-end management investment company generally is required to meet an asset coverage ratio with respect to its outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of the Fund’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, of at least 300.0% after each issuance of senior securities representing indebtedness. In addition, the company is generally required to meet an asset coverage ratio with respect to its outstanding preferred shares, as defined under the 1940 Act as the ratio of gross assets (less all liabilities and indebtedness not represented by senior securities) to outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of outstanding preferred shares, of at least 200.0% immediately after each issuance of such preferred shares. The company is also prohibited from issuing or selling any senior security if, immediately after such issuance, it would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
A registered closed-end management investment company generally is not able to issue and sell its common shares at a price below NAV per Share. It may, however, sell its common shares at a price below the then-current NAV of its common shares if the board of trustees determines that such sale is in the company’s best interests and the best interests of its shareholders, and its shareholders approve such sale. In addition, the company may generally issue new shares of its common shares at a price below NAV in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

A registered closed-end management investment company may borrow funds to make investments. A registered closed-end management investment company may also, consistent with the limitations of the 1940 Act, borrow funds in order to make the distributions required to maintain its status as a RIC under Subchapter M of the Code.
Fundamental Investment Policies
The policies and restrictions identified as fundamental below are the Fund’s and Master Fund’s only fundamental investment policies. Fundamental policies may not be changed without the approval of the holders of a majority of the Fund’s or the Master Fund’s, as applicable, outstanding voting securities, as defined in the 1940 Act.
The Fund and the Master Fund may:
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borrow money, make loans or issue senior securities to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

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underwrite securities to the fullest extent permitted by applicable law, including the Securities Act and the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statutes, rules, regulations or orders may be amended from time to time.

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not purchase or sell real estate, except that the Fund or the Master Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, and (e) hold and sell real estate acquired by the Fund or the Master Fund as a result of the ownership of securities and/or other instruments.

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purchase or sell commodities, commodities contracts, futures contracts and related options, options or forward contracts to the fullest extent permitted by applicable law, including the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, as such statute, rules, regulations or orders may be amended from time to time.

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not concentrate in any industry or group of industries.

The Fund and the Master Fund have each adopted a policy not to concentrate their investments in a particular industry or group of industries, and they do not intend to operate as diversified investment companies under the 1940 Act. The Master Fund may invest up to 100.0% of its assets in the Master Fund’s Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases.
Temporary Investments
Before making investments, the Master Fund will invest primarily in cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which the Fund expects to achieve when the Master Fund’s portfolio is fully invested in securities meeting its investment objective. As a result, any distributions that the Fund pays while the Master Fund’s portfolio is not fully invested in securities meeting its investment objective may be lower than the distributions that the Fund may be able to pay when the Master Fund’s portfolio is fully invested in securities meeting its investment objective. A repurchase agreement involves the purchase by an investor, such as the Master Fund, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of the Master Fund’s assets that may be invested in such repurchase agreements. However, if more than 25.0% of the Master Fund’s gross assets constitute repurchase agreements from a single counterparty, it would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, the Master Fund does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. NSAM Adviser and OZ Credit Management will monitor the creditworthiness of the counterparties with which the Master Fund enters into repurchase agreement transactions.
Senior Securities
Each of the Fund and the Master Fund is permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to its common shares if its asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300.0% immediately after such issuance of senior securities representing indebtedness, and 200.0% immediately after each issuance of senior securities which are stock. Each of the Fund and the Master Fund are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that its asset coverage with respect to its outstanding senior securities representing indebtedness is at least equal to 300.0% immediately thereafter. In addition, while any senior securities remain outstanding, each of the Fund and the Master Fund must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. Each of the Fund and the Master Fund may also borrow amounts up to 5.0% of the value of its gross assets for temporary or emergency purposes without regard to asset coverage.
Codes of Ethics
The Fund, the Master Fund, NSAM Adviser and OZ Credit Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, and the Master Fund’s Board has approved OZ Credit Management’s and NSAM Adviser’s codes of ethics adopted under Rule 204A-1 of the Adviser’s Act, that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Master Fund, so long as such investments are made in accordance with the applicable code’s requirements. The codes of ethics are included as exhibits to the registration statement of which this prospectus forms a part. Shareholders may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics will be available on the EDGAR database on the SEC’s website at http://www.sec.gov. shareholders may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102.
Compliance Policies and Procedures
The Fund, the Master Fund, NSAM Adviser and OZ Credit Management have adopted and implemented written policies and procedures reasonably designed to prevent violations of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. The Fund’s and the Master Fund’s chief compliance officers are responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
The Master Fund has delegated its proxy voting responsibility to OZ Credit Management subject to the oversight of NSAM Adviser. The proxy voting policies and procedures of OZ Credit Management are set forth below. The guidelines are reviewed periodically by OZ Credit Management and the Independent Trustees and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, OZ Credit Management will have fiduciary duty to act solely in the best interests of its clients. As part of this duty, OZ Credit Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of OZ Credit Management are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.
OZ Credit Management will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although OZ Credit Management will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of OZ Credit Management are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how OZ Credit Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Information regarding how OZ Credit Management voted proxies with respect to the Master Fund’s portfolio securities during the most recent 12-month period will be available without charge by making a written request to the Master Fund’s Chief Compliance Officer at 399 Park Avenue, 18th Floor, New York, New York 10022, by calling the Master Fund at (212) 547-2600, or on the SEC’s website at http://www.sec.gov.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect the Fund. For example:
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pursuant to Rule 30a-2 of the 1940 Act, the Fund’s chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in the Fund’s periodic reports;

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pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Fund’s periodic reports must disclose the Fund’s conclusions about the effectiveness of the Fund’s disclosure controls and procedures; and

•
pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, the Fund’s periodic reports must disclose whether there were significant changes in the Fund’s internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires the Fund to review its current policies and procedures to determine whether it complies with the Sarbanes-Oxley Act and the regulations promulgated thereunder. The Fund will monitor its compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that it is in compliance therewith.
Reports to Shareholders
After the effectiveness of the registration statement, of which this prospectus forms a part, the Fund will be required to file annual, semi-annual and periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting the Fund at 399 Park Avenue, 18th Floor, New York, New York 10022, or by telephone at (212) 547-2600 or on the Fund’s website at http://www.northstarsecurities.com/corporateincome. These reports should not be considered a part of or as incorporated by reference in this prospectus, or the registration statement of which this prospectus is a part.

Subject to availability, you may authorize the Fund to provide prospectuses, prospectus supplements, periodic reports and other information, referred to herein as “documents,” electronically by so indicating on your subscription agreement, or by sending the Fund instructions in writing in a form acceptable to the Fund to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While the Fund imposes no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on the Fund’s website. You may access and print all documents provided through this service. As documents become available, the Fund will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If the Fund’s e-mail notification is returned to the Fund as “undeliverable,” the Fund will contact you to obtain your updated e-mail address. If the Fund is unable to obtain a valid e-mail address for you, the Fund will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and the Fund will resume sending you a paper copy of all required documents. However, in order for the Fund to be properly notified, your revocation must be given to the Fund a reasonable time before electronic delivery has commenced. The Fund will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a description of certain material U.S. federal income tax considerations applicable to the Fund and the Master Fund and an investment in the Fund. The discussion below provides general tax information related to an investment in the Fund, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Fund and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.
The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Fund.
Taxation of the Fund and the Master Fund
The Fund and the Master Fund intend to elect to be treated, and to intend to qualify annually, as RICs under Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to Shareholders from its tax earnings and profits. Similarly, as a RIC, the Master Fund generally will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to the Fund and any other shareholders of the Master Fund from its tax earnings and profits. To qualify as a RIC in any tax year, the Fund and the Master Fund must, among other things, satisfy both an income composition test and an asset composition test. Because the Fund invests and expects to continue investing substantially all of its assets in the Master Fund, the Fund will generally qualify as a RIC if the Master Fund qualifies as a RIC. Each of the Fund and the Master Fund will qualify as a RIC if   (i) at least 90.0% of each of the Fund’s and the Master Fund’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Master Fund’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50.0% of the value of each of the Fund’s and the Master Fund’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5.0% of the value of the Master Fund’s total assets and not greater than 10.0% of the outstanding voting securities of such issuer and (b) not more than 25.0% of the value of each of the Fund’s and the Master Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Master Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Master Fund’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Master Fund. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if  (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90.0% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities). Each of the Fund and the Master Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.
In addition, in order to qualify for and maintain RIC tax treatment, each of the Fund and the Master Fund must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to the sum of 90.0% of its “investment company taxable income,” determined without regard to any deduction for dividends paid, and its net tax-exempt interest income for such tax year. If the Fund and the Master Fund qualify as RICs and satisfy this distribution requirement, the Fund and the Master Fund generally will not be subject to U.S. federal income tax on their “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that they distribute (including amounts that are reinvested pursuant to the DRP and the Master Fund’s distribution reinvestment plan, as applicable). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Fund and the Master Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Fund and the Master Fund do not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.
As a RIC, each of the Fund and the Master Fund is subject to a nondeductible 4.0% U.S. federal excise tax on certain undistributed amounts in respect of each calendar year, referred to herein as the “4.0% U.S. federal excise tax”. In order to avoid the 4.0% U.S. federal excise tax, each of the Fund and the Master Fund must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (i) 98.0% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund and the Master Fund have met this distribution requirement, the Fund and the Master Fund will be deemed to have distributed any income or gains on which they have been subject to U.S. federal income tax. However, any distribution declared by the Master Fund or the Fund in October, November or December of any calendar year, payable to Master Fund shareholders or Shareholders, respectively, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Fund and the Master Fund intend generally to endeavor each year to avoid the imposition of the 4.0% U.S. federal excise tax, but there can be no assurance in this regard.
If the Fund or the Master Fund fails to qualify as a RIC or fails to satisfy the 90.0% distribution requirement in any tax year, the Fund or the Master Fund, as applicable, would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of corporate Shareholders and may be eligible to be qualified dividend income for non-corporate Shareholders. In addition, the Fund or the Master Fund, as applicable, could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Master Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Master Fund and the Fund may be able to avoid losing their status as a RIC by timely providing notice of such failure to the Internal Revenue Service, or the IRS, curing such failure and possibly paying an additional tax or penalty. If the Master Fund fails to qualify as a RIC for any taxable year, the Fund will not qualify as a RIC for such taxable year.
Some of the investments that the Master Fund is expected to make, such as investments in debt securities having market discount and/or treated as issued with OID, may cause the Master Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Master Fund may have difficulty meeting the 90.0% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Master Fund’s investment company taxable income for the year it is accrued, the Master Fund may be required to make a distribution to Master Fund shareholders in order to meet the distribution requirements described above, even though the Master Fund will not have received any corresponding cash or property. The Master Fund may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.
There may be uncertainty as to the appropriate treatment of certain of the Master Fund’s investments for U.S. federal income tax purposes. In particular, the Master Fund invests a portion of its net assets in below investment grade instruments. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Master Fund should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Master Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to qualify, and maintain its qualification as, a RIC and to ensure that it does not become subject to U.S. federal income or excise tax.
Income received by the Master Fund from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Master Fund. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Master Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Master Fund will be successful in this regard. If more than 50.0% of the value of the Master Fund’s total assets at the close of its tax year consists of securities of foreign corporations, the Master Fund will be eligible to elect to “pass-through” to the Fund the amount of foreign income and similar taxes paid by the Master Fund. If at least 50.0% of the value of the Fund’s total assets at the close of each quarter of its tax year is represented by interests in other RICs (as is expected to be the case for the Fund), the Fund may elect to “pass through” to Shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against U.S. federal income tax (but not both).
The Master Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies, or PFICs, or as controlled foreign companies, or CFCs. In general, a foreign company is classified as a PFIC if at least 50.0% of its assets constitute investment-type assets or 75.0% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Master Fund held the PFIC stock. The Master Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Master Fund’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Master Fund distributes the corresponding income to Master Fund shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Master Fund may be eligible to elect alternative tax treatment with respect to PFIC stock, or a QEF Election. Under a QEF Election, the Master Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If a QEF Election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Master Fund may be able to elect to mark to market its PFIC stock, resulting in any unrealized gains at the Master Fund’s tax year end being treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC’s shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to stock in the same PFIC.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Master Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to Master Fund shareholders, and which will be taxed to Master Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of  “qualified dividend income” as discussed below.
In general, a foreign company is classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a company. If the Master Fund is treated as receiving a deemed distribution from a CFC, the Master Fund will be required to include such distribution in its investment company taxable income regardless of whether it receives any actual distributions from such CFC, and such income will be taken into account for purposes of the Master Fund’s annual distribution requirement and the 4.0% U.S. federal excise tax. If the Master Fund acquires a less than 10.0% interest in a CFC that is also treated as a PFIC, the Master Fund will be required to treat the foreign company as a PFIC for U.S. federal income tax purposes.
Although the Code generally provides that income inclusions from a PFIC with respect to which a RIC has a QEF Election in place and income inclusions from a CFC will be Qualifying RIC Income to the extent the income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a PFIC with respect to which the RIC has a QEF Election in place and income inclusions from CFC for which no distribution is received during the RIC’s taxable year would be Qualifying RIC Income. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a PFIC with respect to which a RIC has a QEF Election in place and all income inclusions form a CFC in a RIC’s income would constitute Qualifying RIC Income. A private letter ruling may be relied upon only by the taxpayer to whom it is issued, and the IRS may revoke a private letter ruling. Consistent with the position adopted by the IRS in those private letter rulings and based on advice of counsel concerning the classification of such income inclusions for purposes of the RIC income test, the Fund and the Master Fund intend to treat such income inclusions that meet certain requirements as Qualifying RIC Income. Notwithstanding the IRS’s determination in the private letter rulings described above, it is possible that the IRS could successfully assert that such income does not qualify as Qualifying RIC Income, which, if such income together with other income the Fund or the Master Fund earns does not qualify as Qualifying RIC Income exceeded 10% of the Fund and/or the Master Fund’s gross income, could cause the Fund and/or the Master Fund to be subject to a penalty tax and could impact its ability to qualify as a RIC.
Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Master Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Master Fund’s investment company taxable income to be distributed to Master Fund shareholders, including the Fund, as ordinary income. This would, in turn, impact the amount of ordinary income distributed by the Fund to Shareholders. For example, fluctuations in exchange rates may increase the amount of income that the Master Fund must distribute in order to qualify for treatment as a RIC and to prevent application of a U.S. federal excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Master Fund would not be able to make Fund Ordinary Distributions, or distributions made before the losses were realized would be re-characterized as a return of capital to Master Fund shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Master Fund shareholder’s basis in Master Fund shares.
If the Master Fund or the Fund utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Master Fund’s or the Fund’s ability to declare and pay dividends on Master Fund shares or the Shares. Limits on the Master Fund’s and the Fund’s ability to pay dividends on Master Fund shares and the Shares may prevent the Master Fund or the Fund from meeting the distribution requirements described above and, as a result, may affect the Master Fund’s or the Fund’s status as a RIC and subject the Master Fund or the Fund to the 4.0% U.S. federal excise tax. The Master Fund’s failure to qualify as a RIC would impact the Fund’s ability to qualify as a RIC. The Master Fund and the Fund endeavor to avoid restrictions on their ability to make distribution payments. If the Master Fund or the Fund is precluded from making distributions on Master Fund shares or the Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Master Fund or the Fund to meet the distribution requirements for qualification as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of such preferred shares.
Certain of the Master Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Master Fund to recognize income or gain without a corresponding receipt of cash and (7) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Master Fund to be subject to U.S. federal income tax or the 4.0% U.S. federal excise tax and, under certain circumstances, could affect the Master Fund’s status as a RIC. The Master Fund monitors its investments and may make certain tax elections in order to mitigate the effect of these provisions.
As described above, the Fund will invest substantially all of its assets in the Master Fund, which intends to qualify as a RIC. Failure of the Master Fund to so qualify will have an adverse effect on the qualification of the Fund as a RIC. Distributions by the Master Fund and redemptions of Master Fund shares may result in taxable distributions to Master Fund shareholders of ordinary income or capital gains. If Master Fund shares are purchased within 30 days before or after redeeming at a loss other Master Fund shares, all or a part of the loss will not be deductible by the Fund and instead will increase the Fund’s basis for the newly purchased Master Fund shares.
The remainder of this discussion assumes that the Fund and the Master Fund have qualified and maintain their qualification as RICs and have satisfied the distribution requirements described above.

Taxation of U.S. Shareholders
Distributions
Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of  “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Fund’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Fund may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.
The makeup of the Fund’s dividends will depend in significant part on the makeup of the distributions received from the Master Fund. It is expected that a substantial portion of the Master Fund’s income (and as a result, the Fund’s income) will consist of ordinary income. For example, interest and OID derived by the Master Fund constitute ordinary income. In addition, gain derived by the Master Fund from the disposition of debt securities with “market discount” (generally, securities purchased by the Master Fund at a discount to their stated redemption price) will be treated as ordinary income to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Master Fund makes an election to accrue market discount on a current basis. In addition, certain of the Master Fund’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Master Fund shareholders, including the Fund, and, thus, distributions by the Fund to Shareholders.
Distributions made by the Fund to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Master Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of  “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Master Fund’s investment strategy, it is not expected that a significant portion of the distributions made by the Master Fund (and, therefore, by the Fund) will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”
To the extent the Fund elects under the applicable provisions of the Code to retain its net capital gains, Shareholders will be treated as having received, for U.S. federal income tax purposes, the Fund’s undistributed capital gains as well as a corresponding credit or refund, as the case may be, for taxes paid by the Fund on such retained capital gains. A Shareholder will increase its adjusted tax basis in Shares by the difference between its allocable share of such retained capital gain and its share of the tax paid by the Fund.
If a person acquires Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Fund generally will be treated as received by a Shareholder at the time the distribution is made. However, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If the Fund makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain distributions and distributions qualifying for the dividends-received deduction, if any, between its Shares and preferred shares in proportion to the total distributions paid to each class with respect to such tax year.
Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.
Sale or Exchange of Shares
A Shareholder holding Shares as capital assets generally will recognize capital gain or loss on the sale or other disposition of such Shares. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares for more than one year. Otherwise, the gain or loss will be classified as short-term capital gain or loss. However, losses realized by a Shareholder on the sale or exchange of Shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.
The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss.
In general, individual U.S. Shareholders currently are generally subject to a maximum U.S. federal income tax rate of either 15.0% or 20.0% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of  $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Fund.
The Fund (or if a U.S. Shareholder holds shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate. Distributions paid by the Fund generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Master Fund’s income (and as a result, the Fund’s income) generally will not consist of qualifying dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.
Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2.0 million or more for an individual Shareholder or $10.0 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Backup Withholding and Information Reporting
Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Taxation of Non-U.S. Shareholders
Whether an investment in the Fund is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that person’s particular circumstances. An investment in the Fund by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.
The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes, referred to herein as a “non-U.S. Shareholder”, depends on whether the income that the Shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder.
If the income that a non-U.S. Shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of  “investment company taxable income” will generally be subject to a U.S. federal withholding tax at a rate of 30.0% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Fund is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30.0% withholding tax applicable to non-U.S. Shareholders.
Properly reported distributions received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10.0% shareholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gains over the Fund’s long-term capital losses for such tax year). Depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible distributions as such qualified net interest income or as qualified short-term capital gains, and/or treat such distributions, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest.
A non-U.S. Shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30.0% U.S. tax.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of  “investment company taxable income,” capital gains distributions, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.
A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.
If the Fund distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA” generally imposes a 30.0% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners) or comply with the terms of certain inter-governmental agreements to provide such information. The types of income subject to the tax include U.S. source interest and dividends, and, after December 31, 2018, the gross proceeds from the sale of any property that could produce U.S. source interest or dividends received. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30.0% withholding on certain payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10.0% U.S. owner or provides the withholding agent with identifying information on each greater than 10.0% U.S. owner. Depending on the status of a Non-U.S. shareholder and the status of the intermediaries through which it holds its units, a Non-U.S. shareholder could be subject to this 30.0% withholding tax with respect to distributions on Shares and, beginning January 1, 2019, proceeds from the sale or redemption of Shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.
The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the potential application of the U.S. estate tax.
Other Taxes
Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Fund. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Master Fund’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

PLAN OF DISTRIBUTION
This is a continuous offering of Shares as permitted by the federal securities laws.
There is no minimum offering requirement before we can begin our activities.
The Fund is offering on a continuous basis up to 20,000,000 Shares. Substantially all of the net proceeds from the sale of Shares are to be invested by the Fund in Master Fund shares.
Shares will be offered at an initial offering price of $9.47 per Share, and thereafter, the Fund will offer shares at an offering price equal to the Fund’s then current NAV per Share, plus Organization and Offering Expenses and selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the Fund’s gross investment amount per Share. In no event will the aggregate selling commissions and dealer manager fees exceed 8.0% of the aggregate gross offering proceeds received in the Offering.
NorthStar Securities acts as the dealer manager of the Shares on a best efforts basis, subject to various conditions but not subject to a contingency of any kind, and is not required to sell any specific number or dollar amount of Shares. The Fund will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Shares issued pursuant to the DRP will typically be issued each month on the same date that the Fund holds its first Bi-Monthly Closing. In addition, in months in which the Fund repurchases Shares, the Fund will conduct repurchases on the same date that it holds its first Bi-Monthly Closing for the sale of Shares in the Offering.
The Fund will accept initial and additional purchases of Shares as of each Bi-Monthly Closing. The Fund does not issue Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable Bi-Monthly Closing. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Unless otherwise required by applicable law, any amounts received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor without interest.
To purchase Shares in the Offering, an investor must complete a subscription agreement for a specific dollar amount and pay such amount at the time of subscription. Investors should make their checks payable to “NorthStar Corporate Income Fund-T.” Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. Pending acceptance of an investor’s subscription, proceeds will be deposited into an account for their benefit. An investor does not have the option of rescinding a purchase order after the Shares to be purchased pursuant to the subscription agreement have been issued to the investor at a Bi-Monthly Closing. The minimum initial investment is $4,000. Additional purchases must be in increments of $500, except for purchases made pursuant to the DRP or as otherwise permitted by the Fund. See “Distribution Reinvestment Plan.”
If an investment is made through an IRA, Keogh plan or 401(k) plan, an approved trustee must process and forward the subscription to the Fund. In such case, the Fund will send the confirmation and notice of its acceptance to the trustee.
About the Dealer Manager
The dealer manager for this offering is NorthStar Securities. NorthStar Securities’ predecessor commenced operations in January 2009 and registered as a broker-dealer with the SEC and FINRA in April 2010. NorthStar Securities is an affiliate of NorthStar and serves or has served, as applicable, as the dealer manager for the public offerings of shares of NorthStar’s four Non-Traded Companies, NorthStar Income II, NorthStar Healthcare and NorthStar/RXR, which are currently in their offering stages, and NorthStar Income, which closed to new investors in July 2013. NorthStar Securities also serves as the dealer manager for the public offerings of shares of NorthStar Corporate Income Fund, another feeder fund to the Master Fund. NorthStar Securities receives compensation for services relating to this offering and provides certain sales, promotional and marketing services to the Fund in connection with the distribution of the Shares offered pursuant to this prospectus.

Compensation of the Dealer Manager and Selected Broker-Dealers
Except as provided below, in its capacity as dealer manager of this offering, NorthStar Securities receives selling commissions and dealer manager fees of up to 2.0% and 2.0%, respectively, of the Fund’s gross investment amount per Share with respect to each Share sold in the Offering. NorthStar Securities will not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell Shares or give investment advice to a potential Shareholder except to a Selected Broker-Dealer. The Fund will not pay selling commissions or dealer manager fees on Shares issued under the DRP. A portion of the dealer manager fee will be used to pay for expenses incurred in connection with the distribution of the Shares, such as training and education seminars organized by NorthStar Securities, certain business entertainment expenses, sales incentives, due diligence expenses (discussed more fully below), and certain gifts and other non-cash compensation received by the Selected Broker-Dealers. These expenses will be paid only from the dealer manager fee.
NorthStar Securities authorizes Selected Broker-Dealers to sell Shares. NorthStar Securities may re-allow all of its selling commissions attributable to a Selected Broker-Dealer. NorthStar Securities may allocate some amount of additional compensation from its dealer manager compensation to any Selected Broker-Dealers, however, if such additional compensation is paid, then the Selected Broker-Dealers receiving the compensation may have additional responsibilities under the securities laws. As described above, NorthStar Securities may also, in its sole discretion, re-allow to any Selected Broker-Dealer all or a portion of its dealer manager fee for reimbursement of certain expenses incurred in connection with the distribution of the Shares, such as training and education seminars organized by NorthStar Securities, certain business entertainment expenses, sales incentives, due diligence expenses (discussed more fully below), and certain gifts and other non-cash compensation received by the Selected Broker-Dealers. The amount of the reallowance will be based on such factors as the number of Shares sold or anticipated to be sold by the Selected Broker-Dealer and the assistance of the Selected Broker-Dealer in marketing this offering and due diligence expenses incurred. These expenses will be paid only from the dealer manager fee.
In addition to the payment of selling commissions and the dealer manager fee, the Fund reimburses NorthStar Securities and Selected Broker-Dealers for bona fide accountable due diligence expenses, which will be paid only from the 2.0% aggregate dealer manager fees. The Fund expects to reimburse approximately 0.05% of the aggregate proceeds raised in the Offering for accountable due diligence expenses. These due diligence expenses will be included in calculating the aggregate dealer manager fees of up to 2.0% of the Fund’s gross investment amount per Share.
Ongoing Distribution and Servicing Fee
In accordance with the Dealer Manager agreement, the participating dealer agreement and the Distribution and Shareholder Servicing Plan, beginning the first calendar month after the close of the Offering, Shares will be subject to a distribution and servicing fee at an annualized rate of 1.0% of the NAV per Share in order to compensate the Dealer Manager and Selected Broker-Dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Fund. This annualized distribution fee is not expected to exceed 4.0% of the Fund’s gross proceeds from the Offering. Because the distribution and servicing fee is paid out of Fund assets on a monthly basis, over time these fees will increase the cost of an investment.
The Fund will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Fund and shareholders, equals 8.0% of the aggregate gross proceeds raised in the Offering excluding proceeds from Share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued, or (iii) the date at which a Liquidity Event occurs.
During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable.

Beginning the second calendar quarter after the close of the Offering, the Dealer Manager may, in its discretion, re-allow to Selected Broker-Dealers and investment representatives up to 100.0% of the distribution and servicing fee for services that such broker-dealers perform in connection with the distribution of the Fund.
The distribution and servicing fee will accrue daily and be paid monthly in arrears. The distribution and servicing fee is payable with respect to all Shares. The mathematical computation of the distribution and shareholder servicing fees will be based on Shares sold in the Offering and exclude Shares issued pursuant to the DRP. However, this operating expense will be borne equally among all of the Fund’s Shares outstanding.
To the extent permitted by applicable law and the Fund’s certificate of trust and bylaws, the Fund will indemnify participating Selected Broker-Dealers and NorthStar Securities against certain liabilities arising under the Securities Act of 1933 and liabilities arising from breaches of the Fund’s representations and warranties contained in the Dealer Manager agreement. Selected Broker-Dealers participating in the offering of Shares are not obligated to obtain any subscriptions on the Fund’s behalf.
The Fund’s executive officers and trustees and their immediate family members, as well as trustees of NSAM Adviser and OZ Credit Management and their affiliates and their immediate family members and other individuals designated by management, and, if approved by the Board, joint venture partners, consultants and other service providers, may purchase Shares in the Offering and may be charged a reduced rate for certain fees and expenses in respect of such purchases. There is no limit on the number of Shares that may be sold to such persons. In addition, the selling commissions and the dealer manager fee may be reduced or waived in the Fund’s discretion in connection with certain categories of sales including, but not limited to, sales to certain institutional investors, sales to employees of Selected Broker-Dealers, sales made by certain Selected Broker-Dealers at the discretion of NorthStar Securities, sales through banks acting as trustees or fiduciaries and sales to the Fund’s affiliates. The Fund may also make certain sales directly to these groups designated by management or the Dealer Manager without a Selected Broker-Dealer. For such direct sales, all selling commissions and dealer manager fees will be waived. The amount of net proceeds to the Fund will not be affected by reducing or eliminating the selling commissions or the dealer manager fee payable in connection with sales to such institutional investors and affiliates. NSAM Adviser and OZ Credit Management and their affiliates will be expected to hold their Shares purchased as Shareholders for investment and not with a view towards distribution. Certain of these purchases of Shares may be considered underwriting compensation for the purposes of compliance with FINRA compensation rules, and also will be subject to certain lock-up restrictions pursuant to FINRA Rule 5110(g)(1). Under these lock-up restrictions, FINRA Rule 5110(g)(1) provides that certain purchases of these Shares that are acquired during the 180 days prior to the required filing date of the Fund’s registration statement, or acquired after the required filing date of the Fund’s registration statement and deemed to be underwriting compensation by FINRA, shall not be sold during the Offering, or sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the Shares by any person for a period of 180 days immediately following the date of effectiveness or the commencement of sales of the Offering, except as provided in FINRA Rule 5110(g)(2).
Other Discounts
NorthStar Securities may, in its sole discretion, enter into an agreement with a Selected Broker-Dealer whereby such Selected Broker-Dealer may aggregate subscriptions on part of a combined order for the purpose of offering investors reduced aggregate selling commissions and/or dealer manager fees. The specific terms of any such arrangement will be subject to negotiation between NorthStar Securities and the Selected Broker-Dealer. Any reduction in the selling commissions and dealer manager fees would be prorated among the separate subscribers.
Transfer on Death Designation
Investors have the option of placing a transfer on death, or TOD, designation on their Shares purchased in the Offering. A TOD designation transfers ownership of Shares to an investor’s designated beneficiary upon his or her death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right of survivorship of Shares. However, this option is not available to residents of the State of Louisiana. If a Shareholder would like to place a TOD designation on his or her Shares, the Shareholder must complete and return the TOD form available upon request to the Fund in order to effect the designation.

INVESTOR SUITABILITY
An investment in the Fund involves a considerable amount of risk. A Shareholder may lose all or a portion of their money. Shares offered by this prospectus are suitable only as a long-term investment for persons of adequate financial means who have no need for liquidity in this investment. For the foreseeable future, there is not expected to be any public market for the Shares, which means that it may be difficult for Shareholders to sell Shares. As a result, the Fund has established suitability standards which require investors to have either (i) a net worth (not including home, furnishings and personal automobiles) of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth (not including home, furnishings and personal automobiles) of at least $250,000. The Fund’s suitability standards also require that a potential investor: (1) can reasonably benefit from an investment in the Fund based on such Shareholder’s overall investment objective and portfolio structuring; (2) is able to bear the economic risk of the investment based on the prospective Shareholder’s overall financial situation; and (3) has apparent understanding of    (a) the fundamental risks of the investment, (b) the risk that such investor may lose his or her entire investment, (c) the lack of liquidity of the Shares, (d) the background and qualifications of NSAM Adviser and OZ Credit Management and (e) the tax consequences of the investment.
In the case of sales to fiduciary accounts, these suitability standards must be met by the person who directly or indirectly supplied the funds for the purchase of the Shares or by the beneficiary of the account. These suitability standards are intended to help ensure that, given the long-term nature of an investment in the Shares, the Fund’s and the Master Fund’s investment objective and the relative illiquidity of the Shares, Shares are an appropriate investment for prospective investors. NorthStar Securities and the Selected Broker-Dealers selling Shares on the Fund’s behalf must make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each prospective Shareholder based on information provided by the prospective Shareholder regarding the prospective Shareholder’s financial situation and investment objective. Each Selected Broker-Dealer is required to maintain for six years records of the information used to determine that an investment in Shares is suitable and appropriate for a prospective Shareholder.
In purchasing Shares, custodians or trustees of employee pension benefit plans or IRAs may be subject to the fiduciary duties imposed by ERISA or other applicable laws and to the prohibited transaction rules prescribed by ERISA and related provisions of the Code. In addition, prior to purchasing Shares, the trustee or custodian of an employee pension benefit plan or an IRA should determine that such an investment would be permissible under the governing instruments of such plan or account and applicable law.

DISTRIBUTIONS
Subject to the Board’s discretion and applicable legal restrictions, the Fund intends to authorize and declare Fund Ordinary Distributions on a bi-monthly basis and pay such Fund Ordinary Distributions on a monthly basis beginning no later than the first calendar month after Shares are first sold to the public. Such Fund Ordinary Distributions are expected to be paid using Fund Ordinary Distributions, net of any Fund operating expenses. Master Fund Ordinary Distributions are expected to consist of all or a portion of the Master Fund’s net investment income for tax purposes, net short-term capital gains and dividends and other distributions paid to the Master Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains for tax purposes). From time to time, the Fund may also pay interim special distributions in cash or in Shares at the discretion of the Board.
The Fund’s distributions may exceed its earnings, especially during the period before it has substantially invested the proceeds from this offering. As a result, a portion of the distributions the Fund makes may represent a return of capital for tax purposes. A return of capital is a return of your investment, rather than a return of earnings or gains derived from the Fund’s investment activities and will be made after deduction of the fees and expenses payable in connection with the Offering, including any fees payable to NSAM Adviser. A Shareholder will not be subject to immediate taxation on the amount of any distribution. The Shareholder’s basis in its Shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the Shareholder recognizing additional gain (or a lower loss) when the Shares are sold. To the extent that the amount of the return of capital exceeds the Shareholder’s basis in its Shares, such excess amount will be treated as gain from the sale of the Shareholder’s Shares. A Shareholder may recognize a gain from the sale of his or her Shares even if the Shareholder sells the Shares for less than the original purchase price. Each distribution estimated by the Fund to contain any element of capital gain or return of capital will be accompanied by an estimate of the sources of such distribution. In addition, each year, a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to Shareholders. There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”
Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, which is a nontaxable distribution) will be mailed to Shareholders. Fund Ordinary Distributions may exceed the Master Fund’s earnings, especially during the period before the Master Fund has substantially invested the proceeds from this offering. As a result, a portion of the Master Fund’s distributions may constitute a return of capital to the Fund. To the extent that the Fund pays distributions to Shareholders using proceeds it receives from Master Fund distributions, such Fund distributions would similarly constitute a return of investor capital and will lower an investor’s tax basis in his or her Shares. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from the Master Fund’s investment activities. There can be no assurance that the Fund or the Master Fund will be able to pay distributions at a specific rate or at all.
To qualify for and maintain RIC tax treatment, the Fund and the Master Fund must distribute on a timely basis with respect to each tax year an amount at least equal to the sum of 90.0% of their “investment company taxable income” and their net tax-exempt interest income for such tax year. In order to avoid certain U.S. federal excise taxes imposed on RICs, the Fund and the Master Fund must distribute during each calendar year an amount at least equal to the sum of  (i) 98.0% of their ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of their capital gain net income for the one-year period ending on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund or the Master Fund, as applicable, paid no U.S. federal income tax. The Fund and the Master Fund can offer no assurance that they will achieve results that will permit the payment of any cash distributions. If the Master Fund issues senior securities, the Master Fund will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of the Master Fund’s borrowings. Any such limitations would adversely impact the Fund’s ability to make distributions to Shareholders.

During the period when the Shares are subject to the distribution and servicing fee, distributions paid with respect to all Shares, including those issued pursuant to the DRP, will be reduced because the amount available for distributions on all Shares will be reduced by the amount of distribution and servicing fees payable. The distribution and servicing fees are ongoing fees that are not paid at the time of purchase.
Distribution Support Agreement
Pursuant to the Distribution Support Agreement, NorthStar Realty and OZ Corporate Investors, LLC have each agreed to purchase up to $5.0 million in Master Fund shares, of which $1.0 million was contributed by each to the Master Fund as Seed Capital Investments, totaling $10.0 million in Master Fund shares, from time to time at the current NAV per Master Fund share until the earlier of  (a) two years from the date on which the Fund, or another investment company registered under the 1940 Act that has a principal investment strategy of investing substantially all of its assets in the Master Fund, commences an offering, or (b) the date upon which neither NSAM Adviser nor any of its affiliates is serving as the Master Fund’s investment adviser, or (c) the date upon which neither OZ Credit Management nor any of its affiliates is serving as the Master Fund’s investment sub-adviser. In no event shall NorthStar Realty or OZ Corporate Investors, LLC be required to purchase in aggregate greater than $5.0 million each in Master Fund shares, including its respective Seed Capital Investment. If the cash distributions the Master Fund pays during any calendar month exceed the Master Fund’s net investment income for such month, NorthStar Realty and OZ Corporate Investors, LLC will purchase Master Fund shares following the end of each month for an aggregate purchase price equal to the amount by which the distributions paid to the Master Fund shareholders exceed the Master Fund’s net investment income for such month, up to an amount equal to a 7.0% cumulative, non-compounded annual return on Master Fund shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty and OZ Corporate Investors, LLC’s obligations pursuant to the Distribution Support Agreement, the Master Fund is not required to pay distributions to the Master Fund shareholders, including the Fund, at a rate of 7.0% per annum or at all. Further, a $5.0 million investment in the Master Fund by each of NorthStar Realty and OZ Corporate Investors, LLC, in accordance with the Distribution Support Agreement, may not be sufficient to enable the Master Fund to pay distributions to Master Fund shareholders at a rate of at least 7.0% per annum during the term of the agreement. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital, which is a return of an investor’s investment rather than a return of earnings or gains derived from investment activities. Distributions constituting a return of capital will lower a Shareholder’s tax basis in his or her Shares. Reducing a Shareholder’s tax basis in his or her Shares will have the effect of increasing his or her capital gain (or reducing loss) on a subsequent sale of Shares. After the Distribution Support Agreement with NorthStar Realty and OZ Corporate Investors, LLC has terminated, the Master Fund and, consequently, the Fund may not have sufficient cash available to pay distributions at the rate it had paid during preceding periods or at all.

DISTRIBUTION REINVESTMENT PLAN
The Fund has adopted an “opt in” DRP pursuant to which Shareholders may elect to have the full amount of their cash distributions reinvested in additional Shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a Shareholder does not elect to participate in the DRP, the Shareholder will automatically receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a cash distribution, then if a Shareholder has “opted in” to the DRP, the Shareholder will have the cash distribution reinvested in additional Shares, rather than receiving the cash distribution. The Fund expects to issue Shares pursuant to the DRP at the Bi-Monthly Closing conducted on the day of or immediately following each monthly distribution payment date at a price equal to the NAV per Share that is used to determine the offering price of the Shares on the date of such Bi-Monthly Closing. Shares issued pursuant to the DRP will have the same voting rights as Shares offered pursuant to this prospectus.
If a Shareholder wishes to receive his, her or its distributions in cash, no action will be required by the Shareholder. If a Shareholder is a registered Shareholder, the Shareholder may elect to have his, her or its entire distribution reinvested in Shares by notifying the Fund in writing at the address set forth below so that such notice is received by the Fund no later than the record date for distributions to Shareholders. If a Shareholder elects to reinvest his, her or its distributions in additional Shares, the Fund will issue any Shares acquired through the DRP to the same account that the Shareholder’s initial Shares were delivered to pursuant to the initial subscription agreement, unless the Fund has been notified otherwise by such Shareholder.
The Fund uses newly issued Shares under the DRP. The number of Shares the Fund issues to a Shareholder is determined by dividing the total dollar amount of the cash distribution payable to the Shareholder by a price equal to the NAV per Share on the date of issuance.
There are no selling commissions, dealer manager fees or other sales charges to Shareholders if they elect to participate in the DRP.
If a Shareholder elects to have his or her cash distributions reinvested in additional Shares, the Shareholder generally is subject to the same federal, state and local tax consequences as the Shareholder would have had if the Shareholder elected to receive his, her or its distributions in cash. A Shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to the Shareholder’s account.
The Fund reserves the right to amend, suspend or terminate the DRP. A Shareholder may terminate his, her or its account under the DRP by delivering a written notice to the Fund at the address set forth below. All correspondence concerning the DRP should be directed to the Fund by mail at NorthStar Corporate Income Fund-T, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105-1407. A Shareholder may obtain a copy of the DRP by contacting the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION
The Fund anticipates investing substantially all of its net assets in the Master Fund in private transactions that will not involve brokerage commissions or markups. NSAM Adviser has responsibility for decisions to buy and sell securities and other instruments for the Master Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions, although NSAM Adviser has delegated the responsibilities to execute many of the Master Fund’s portfolio transactions to OZ Credit Management. While NSAM Adviser and OZ Credit Management will be primarily responsible for the placement of the Master Fund’s portfolio business, the policies and practices in this regard are subject to review by the Master Fund’s Board.
As most transactions made by the Master Fund are principal transactions at net prices, the Master Fund generally incurs little or no brokerage costs. The Master Fund’s Target Securities normally will be purchased directly from the issuer or in the OTC market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and ask price. Sales to dealers generally will be effected at bid prices.
The Master Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid (although the Master Fund may indirectly bear fees and expenses of any money market funds in which it invests), or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.
To the extent it executes securities transactions for the Master Fund, NSAM Adviser or OZ Credit Management will seek to obtain the best execution of orders. Commission rates are a component of price and are considered along with other relevant factors. In determining the broker or dealer to be used and the commission rates to be paid, NSAM Adviser or OZ Credit Management will consider the utility and reliability of brokerage services, including execution capability and performance, market making and risk positioning capabilities, financial responsibility, firm reputation, willingness and ability to commit capital for trading as well as financing requests, access to investment opportunities, market knowledge, other research provided by such brokers, and access to analysts, management and idea generation. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if NSAM Adviser or OZ Credit Management determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such brokers. Consistent with the requirements of best execution, brokerage commissions on accounts may be directed to brokers in recognition of investment research and information furnished as well as for services rendered in execution of orders by such brokers. By allocating transactions in this manner, NSAM Adviser or OZ Credit Management may be able to supplement their research and analysis with the views and information of brokerage firms.
Eligible research or brokerage services provided by brokers through which portfolio transactions for the Master Fund are executed may include research reports on particular industries and companies, economic surveys and analyses, recommendations as to specific securities, online quotations, news and research services, financial publications and other products and services (e.g., software based applications for market quotes and news, database programs providing investment and industry data) providing lawful and appropriate assistance to the portfolio managers and their designees in the performance of their investment decision-making responsibilities on behalf of the Master Fund and other accounts which they and their affiliates manage (collectively, “Soft Dollar Items”). NSAM Adviser and its affiliates generally will use such products and services (if any) for the benefit of all of their accounts. Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased on behalf of the Master Fund and its affiliates with credits or rebates provided by brokers. Any Soft Dollar Items obtained in connection with portfolio transactions for the Master Fund are intended to fall within the “safe harbor” of Section 28(e) of the Exchange Act. As noted above, because most of the Master Fund’s transactions will likely be principal transactions, the Master Fund will likely not incur significant brokerage commissions (although it will be subject to mark ups and mark downs imposed by dealers). Section 28(e) generally only applies with respect to brokerage commissions; as such, the Master Fund may not benefit from any significant amount of Soft Dollar Items.

NSAM Adviser or OZ Credit Management may also place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Master Fund, NSAM Adviser or OZ Credit Management, as applicable, if they reasonably believe that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, NSAM Adviser or OZ Credit Management may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.
NSAM Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. NSAM Adviser will seek to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Master Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Master Fund. In making such allocations among the Master Fund and other advisory accounts, the main factors considered by NSAM Adviser are the respective sizes of the Master Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.
The placing and execution of orders for the Master Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Master Fund and its affiliates (including NSAM Adviser, OZ Credit Management or their respective affiliates). Certain broker-dealers, through which the Master Fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the Master Fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Master Fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require NSAM Adviser to furnish reports to the Master Fund’s Board and to maintain records in connection with such reviews. In addition, the Master Fund may purchase securities in a placement for which affiliates of NSAM Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the SEC or regulatory authorization, if necessary. The Master Fund does not purchase securities from or sell securities to any affiliate of NSAM Adviser or OZ Credit Management acting as principal. NSAM Adviser and OZ Credit Management are prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

ERISA CONSIDERATIONS
Employee benefit plans and other plans subject to ERISA or the Code, including corporate savings and 401(k) plans, IRAs and Keogh Plans (each, an “ERISA Plan”) may purchase Shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of any ERISA Plan investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, none of the Fund, the Master Fund or NSAM Adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a Shareholder, solely as a result of the ERISA Plan’s investment in the Fund.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisers regarding the consequences under ERISA of an investment in the Fund through an ERISA Plan.
FISCAL YEAR; REPORTS
For accounting purposes, the Fund’s and the Master Fund’s fiscal years end on December 31. The Fund’s and the Master Fund’s tax years end on December 31. As soon as practicable after the end of each calendar year, the Fund will furnish to Shareholders a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for U.S. federal income tax purposes. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
An independent registered public accounting firm for the Fund and the Master Fund performs an annual audit of the Fund’s and the Master Fund’s financial statements. The Board and the Master Fund’s Board have engaged PricewaterhouseCoopers LLP, located at 300 Madison Avenue, New York, NY 10017, to serve as the Fund’s and the Master Fund’s independent registered public accounting firm.
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
State Street Bank and Trust Company, which has its principal office at One Lincoln Street, Boston, MA 02111, serves as custodian for the Fund, the Master Fund and the Foreign Subsidiary. DST Systems, Inc., which has its principal office at 1055 Broadway, 7th Floor, Kansas City, MO 64105, serves as the Fund’s distribution paying agent, transfer agent and registrar.
LEGAL MATTERS
Sutherland Asbill & Brennan LLP, Washington, D.C. serves as legal counsel to the Fund.
AVAILABLE INFORMATION
A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549 or on the EDGAR database on the SEC’s website at http://www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

PRIVACY NOTICE
The Fund is committed to protecting the privacy of Shareholders. This privacy notice explains the privacy policies of the Fund and its affiliates. This notice supersedes any other privacy notice Shareholders may have received from the Fund.
The Fund will safeguard, according to strict standards of security and confidentiality, all information the Fund receives about Shareholders. The only information the Fund collects from Shareholders is their name, address, number of Shares held and their social security number. This information is used only so that the Fund can send Shareholders annual reports, semi-annual reports and other information about the Fund, and send Shareholders other information required by law.
The Fund does not share this information with any non-affiliated third party except as described below.
•
Authorized third-party contractors of NSAM Adviser.   It is the Fund’s policy that only authorized third party contractors of NSAM Adviser who need to know a shareholder’s personal information will have access to it.

•
Service providers.   The Fund may disclose a Shareholder’s personal information to companies that provide services on the Fund’s or the Master Fund’s behalf, such as record keeping, processing the Shareholder’s trades and mailing the Shareholder information. These companies are required to protect the Shareholder’s information and use it solely for the purpose for which they received it.

•
Courts and government officials.   If required by law, the Fund may disclose a Shareholder’s personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

INQUIRIES
Inquiries concerning the Fund and the Shares should be directed to:
NorthStar Corporate Income Fund-T
399 Park Avenue, 18th Floor
New York, New York
(212) 547-2600
Attn: Investors Relations

NORTHSTAR CORPORATE INCOME FUND-T

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
NorthStar Corporate Income Fund-T
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of NorthStar Corporate Income Fund-T (the “Company”) at January 31, 2016, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Company’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 10, 2016

NORTHSTAR CORPORATE INCOME FUND-T
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2016
Assets:
Cash	$100,000
Total assets	100,000
Net Assets:
Common shares, $.001 par value per share, 20,000,000 authorized, 11,001 shares issued and outstanding	11
Paid-in-capital in excess of par value	99,989
Net assets	$100,000
Net asset value per share of common stock	$9.09
See notes to financial statement.

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO THE FINANCIAL STATEMENT
1.   Business and Organization
NorthStar Corporate Income Fund-T (the “Company”), was organized as a Delaware statutory trust on November 16, 2015 and has been inactive since that date except for matters relating to its organization and registration. The Company’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital. The Company intends to invest substantially all of its net assets in NorthStar Corporate Income Master Fund (the “Fund”). The Fund’s investment objective and strategies are substantially the same as the Company’s. The Company’s financial statement should be read in conjunction with the attached financial statement for the Fund.
The Company expects to commence operations at such time as the Company’s registration statement, together with any other investment company registered under the 1940 Act, whose principal investment strategy is to invest substantially all of its assets in the Fund, is declared effective by the Securities and Exchange Commission (the “SEC”).
The Company and the Fund will be externally managed by NSAM B-CEF Ltd (the “Adviser”) which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). The Adviser is an affiliate of NorthStar Asset Management Group Inc. (“NorthStar”). The Fund and the Adviser will engage OZ Institutional Credit Management LP, (“OZ Credit Management” or the “Sub-Adviser”) which is a registered investment adviser under the Advisers Act, to serve as the Sub-Adviser. The Sub-Adviser is an affiliate of Och-Ziff Capital Management Group LLC.
The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a non-diversified, closed-end management investment company that will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Pursuant to an administration agreement to be entered into by the Company and the Fund with State Street Bank and Trust Company (the “Administrator”), the Administrator will provide the Company and the Fund with financial accounting and reporting, net asset value calculation, post-trade compliance, and treasury services. The administration agreement will not commence unless and until the Company’s registration statement is declared effective by the SEC.
2.   Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statement and related notes of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).
Investment in the Fund
The Company’s investment in the Fund is recorded at fair value and is based upon the Company’s percentage ownership of the net assets of the Fund. The performance of the Company is directly affected by the performance of the Fund. As of January 31, 2016, there was no investment in the Fund.
Estimates
The preparation of a financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statement and accompanying notes. Actual results could materially differ from those estimates and assumptions.
Cash
The Company considers all highly-liquid investments with a remaining maturity date from the date of initial purchase of three months or less to be cash. The Company’s cash is maintained with State Street Bank and Trust Company.

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO THE FINANCIAL STATEMENT (Continued)

Valuation of Portfolio Investments
The Company intends to invest substantially all of its net assets in the Fund. As such, the Company will determine the net asset value (“NAV”) of its common shares of beneficial interest, or its common shares daily, based on the value of its interest in the Fund (as provided by the Fund). The Company will calculate NAV per common share by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Company (the value of its interest in the Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Company. See Note 2 to the financial statement of the Fund for information on the Fund’s policies regarding the valuation of its portfolio investments.
Revenue Recognition
Realized gains and losses from Fund transactions will be calculated on the specific identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund will be recorded on ex-dividend date.
Organization and Offering Costs
Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 related to the public offering of its common shares.
Upon such time that the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”) becomes effective, the Adviser and Sub-Adviser, either directly or through their affiliates, will be entitled to receive equal reimbursement for costs each has paid on behalf of the Company in connection with the Offering. The Company will be obligated to reimburse the Adviser and Sub-Adviser, or their affiliates, as applicable, for organization and offering costs to a limit of 1.0% of aggregate proceeds from the Offering, after the payment of selling commissions and dealer manager fees. The Company will record organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. In addition, the Company will indirectly bear its pro rata portion of organization and offering costs incurred by the Fund based on its ownership of the Fund shares. As of January 31, 2016, these costs are not recorded in the financial statement of the Company because the Advisory Agreement was not yet effective. The Advisory Agreements of the Company and the Fund, respectively, will become effective as of the date that the Company’s registration statement is declared effective by the SEC.
Income Taxes
The Company intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Because the Company will invest substantially all of its assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes on income. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO THE FINANCIAL STATEMENT (Continued)

Uncertainty in Income Taxes
The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statement. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations.
Distributions
Distributions to the Company’s shareholders will be recorded as of the record date. Subject to the discretion of the Company’s board of trustees (the “Board”) and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a bi-monthly basis and pay such distributions on a monthly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. From time to time, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.
Distribution Reinvestment Plan (“DRP”)
The Company has adopted an “opt in” distribution reinvestment plan pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Company declares in cash. The Company expects to issue shares pursuant to the DRP at the bi-monthly closing conducted on the day of or immediately following each monthly distribution payment date at a price equal to the NAV per share that is used to determine the offering price of the shares on the date of such bi-monthly closing. Shares issued pursuant to the DRP will have the same voting rights as shares offered pursuant to the prospectus.
Indemnifications
In the normal course of business the Company may enter into contracts that contain a variety of representations which provide general indemnifications. The Company’s maximum exposure under the arrangements cannot be known; however, the Company expects any risk of loss to be remote.
New Accounting Standards
Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statement.
3.   Related Party Arrangements
Compensation of the Adviser and Sub-Adviser
The Company will not incur a separate management fee or incentive fee under the Company’s Advisory Agreement for so long as the Company has a policy to invest all or substantially all of its net assets in the Fund, but the Company and shareholders will be indirectly subject to the management fee and incentive fee. Pursuant to the Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser will be entitled to a fee consisting of two components — the Management Fee and the Incentive Fee. The management fee will be calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average gross assets, excluding cash and cash equivalents, at

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO THE FINANCIAL STATEMENT (Continued)

the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, the gross assets as of such quarter-end). The incentive fee will be calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. See Note 3 to the financial statement of the Fund attached hereto for a detailed description of the incentive fees payable by the Fund to the Adviser.
The Adviser and Sub-Adviser are to each be reimbursed by the Company, as applicable, for actual costs incurred in connection with providing administrative services to the Company. Allocation of the cost of such services to the Company may be based on objective factors such as total assets, revenues and/or time allocations.
The Fund’s sub-advisory agreement (the “Sub-Advisory Agreement”) provides that the Sub-Adviser will receive a portion of the management fee and incentive fee payable to the Adviser under the Fund’s Advisory Agreement. On an annualized basis, the Sub-Adviser will be paid 50.0% of all fees payable to the Adviser under the Fund’s Advisory Agreement with respect to each year, which fees are payable to the Adviser quarterly in arrears.
On January 15, 2016, the Board approved both the Advisory and Sub-Advisory Agreements, respectively. No services have been performed by the Adviser or the Sub-Adviser under the Advisory and Sub-Advisory Agreement, respectively, and no fees or reimbursements have been earned or paid to date. Neither the Advisory nor the Sub-Advisory Agreement, respectively, will be effective unless and until this registration statement is declared effective by the SEC.
Upon such time that the Advisory Agreement becomes effective, the Adviser and Sub-Adviser, either directly or through their affiliates, will be entitled to receive equal reimbursement for costs each has paid on behalf of the Company in connection with the Offering. The Company will be obligated to reimburse the Adviser and Sub-Adviser, or their affiliates, as applicable, for organization and offering costs to a limit of 1.0% of the aggregate proceeds from the Offering, after the payment of selling commissions and dealer manager fees. The Company will record organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. In addition, the Company will indirectly bear its pro rata portion of organization and offering costs incurred by the Fund based on its ownership of the Fund shares. As of January 31, 2016, these costs are not recorded in the financial statement of the Company because the Advisory Agreement was not yet effective. The Advisory Agreements of the Company and the Fund, respectively, will become effective as of the date that the Company’s registration statement is declared effective by the SEC.
Distribution Support Agreement
Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Fund and NorthStar Realty Finance Corp, (“NorthStar Realty”), a publicly-traded real estate investment trust (“REIT”) managed by an affiliate of the Adviser, and OZ Corporate Investors, LLC (“OZ Corporate”), an affiliate of the Sub-Adviser, NorthStar Realty and OZ Corporate have each agreed to purchase up to $5.0 million in Fund shares, of which $1.0 million was contributed by each to the Fund as seed capital investments, totaling $10.0 million in Fund shares, from time to time at current NAV per Fund share. During any calendar month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such calendar month (“Distribution Shortfall”), NorthStar Realty and OZ Corporate will each purchase 50% of any shares required in order to cover the Distribution Shortfall up to an amount equal to a 7.0% cumulative, non-compounded annual return on Fund’s shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty and OZ Corporate pursuant to the Distribution Support Agreement, the Fund will not be required to pay distributions to the Fund shareholders, including the Company, at a rate of 7.0% per annum or at all. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO THE FINANCIAL STATEMENT (Continued)

constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which the Company commences the offering; b) the date upon which neither the Adviser nor its affiliate is serving as the Fund’s Adviser; or c) the date upon which neither the Sub-Adviser nor its affiliate is serving as the Fund’s Sub-Adviser. On January 15, 2016, the Board approved the Distribution Support Agreement.
Selling Commissions and Dealer Manager Fees
Pursuant to a dealer manager agreement (the “Dealer Manager Agreement”) between the Company and NorthStar Securities, LLC (the “Dealer Manager”), an affiliate of the Adviser, an investor will pay the Dealer Manager selling commission in an amount up to 2.0% and dealer manager fees in an amount up to 2.0% of the selling price of shares for which a sales is completed. Under the DRP, no selling commissions or dealer manager fees are payable. The selling commissions and dealer manager fees may be reduced or waived in connection with certain categories of sales, such as sales eligible for a volume discount, sales through investment advisers or banks acting as trustees or fiduciaries, and sales to affiliates. On January 15, 2016, the Board approved the Dealer Manager Agreement.
Distribution and Servicing Fee
Pursuant to a distribution and shareholder servicing plan (the “Distribution and Shareholder Servicing Plan”) between the Company and the Dealer Manager, the Company will compensate the Dealer Manager and participating broker-dealers and investment representatives for services and expenses related to the marketing, sale and distribution of the Company. The Company will be subject to a distribution and servicing fee, which will be accrued daily and payable monthly, at an annualized rate of 1.0% of the NAV per share beginning the first calendar month after the close of the offering. The Company will cease paying a distribution and servicing fee at the earlier of: (i) the date at which the underwriting compensation from all sources, including the distribution and servicing fees and underwriting compensation paid by the Company and shareholders, equals 8.0% of the gross proceeds from the offering excluding proceeds from share sales pursuant to the DRP; (ii) the date when the Distribution and Shareholder Servicing Plan terminates or is not continued; or (iii) the date at which a liquidity event occurs. On January 15, 2016, the Board approved the Distribution and Shareholder Servicing Plan.
Capital Contribution by NorthStar and OZ Corporate
On January 27, 2016, NorthStar and OZ Corporate each contributed $50,000 to purchase 5,501 common shares at a price of  $9.09 per share. The related dealer manager fees and selling commissions were waived.
4.   Share Repurchase Program
To provide shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of shares. Each repurchase offer will generally be conducted in parallel with similar repurchase offers made by the Fund with respect to the Fund shares. The first offer to repurchase shares from shareholders is expected to occur in the first full calendar quarter following the Company’s commencement of operations. In months in which the Company repurchases shares, the Company will conduct repurchases on the same date that the Company holds its first bi-monthly closing for the sale of shares in this Offering. Any offer to repurchase shares will be conducted solely through written tender offer materials mailed to each shareholder (and not through this prospectus) in accordance with the requirements of Rule 13e-4 of the Exchange Act.

NORTHSTAR CORPORATE INCOME FUND-T

NOTES TO THE FINANCIAL STATEMENT (Continued)

The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares and under what terms:
•
the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•
the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•
the Fund’s investment plans;

•
the Company’s and the Fund’s working capital requirements;

•
the Fund’s history in repurchasing common shares or portions thereof; and

•
the condition of the securities markets.

The Company currently intends to limit the number of common shares to be repurchased on each date of repurchase to the number of common shares the Company can repurchase with, in the Board’s sole discretion, (1) the aggregate proceeds it has received from the issuance of common shares pursuant to its DRP for the previous calendar quarter, or (2) the aggregate proceeds it has received from the sale of common shares at the previous two bi-monthly closings that occurred immediately prior to the date of repurchase. In addition, the Company will limit the number of common shares to be repurchased in any calendar year to 20% of the weighted average number of common shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such common shares at a price equal to the NAV per share in effect on each date of repurchase.
The Company’s assets consist primarily of its interest in Fund shares. Therefore, in order to finance the repurchase of its common shares pursuant to the repurchase offers, the Company may find it necessary to liquidate all or a portion of its interest in Fund shares. As a result, the Company will not conduct a repurchase offer for common shares unless the Fund simultaneously conducts a repurchase offer for Fund shares. The members of the Company’s Board also serve on the Fund’s Board, and the Fund’s Board expects that the Fund will conduct repurchase offers for Fund shares as necessary to permit the Company to meet its intentions under its share repurchase program. However, there can be no assurance that the Fund’s Board will, in fact, decide to undertake any repurchase offers.
5.   Subsequent Events
The management of the Company has evaluated events and transactions through February 10, 2016, and has determined that there are no material events that would require adjustment to or disclosure in the Company’s financial statement.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
NorthStar Corporate Income Master Fund
In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of NorthStar Corporate Income Fund (the “Fund”) at January 31, 2016, in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Fund’s management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
New York, New York
February 10, 2016

NORTHSTAR CORPORATE INCOME MASTER FUND
STATEMENT OF ASSETS AND LIABILITIES
January 31, 2016
Assets:
Cash	$2,000,000
Total assets	2,000,000
Net Assets:
Common shares, $0.001 par value per share, unlimited authorized, 222,222 shares issued and outstanding	222
Paid-in-capital in excess of par value	1,999,778
Net assets	$2,000,000
Net asset value per share of common stock	$9.00

NORTHSTAR CORPORATE INCOME MASTER FUND

NOTES TO THE FINANCIAL STATEMENT
1.   Business and Organization
NorthStar Corporate Income Master Fund (the “Fund”), was organized as a Delaware statutory trust on July 23, 2015 and has been inactive since that date except for matters relating to its organization. The Fund’s investment objective is to offer an attractive total return while maximizing current income and capital appreciation consistent with the preservation of capital.
The Fund expects to commence operations at such time when the registration statements of the NorthStar Corporate Income Fund and NorthStar Corporate Income Fund-T (collectively, the “Companies”) whose principal investment strategy is to invest substantially all of their assets in the Fund, are declared effective by the Securities and Exchange Commission (the “SEC”).
The Fund will be externally managed by NSAM B-CEF Ltd (the “Adviser”) which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”). The Adviser is an affiliate of NorthStar Asset Management Group Inc. (“NorthStar”). The Fund and the Adviser will engage OZ Institutional Credit Management LP, (“OZ Credit Management” or the “Sub-Adviser”) which is a registered investment adviser under the Advisers Act, to serve as the Sub-Adviser. The Sub-Adviser is an affiliate of Och-Ziff Capital Management Group LLC.
The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed-end management investment company that will elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
Pursuant to an administration agreement to be entered into by the Fund with State Street Bank and Trust Company (the “Administrator”), the Administrator will provide the Fund with financial accounting and reporting, net asset value calculation, post-trade compliance, and treasury services. The administration agreement will not commence unless and until the Companies’ registration statements are declared effective by the SEC.
2.   Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statement and related notes of the Fund have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).
Estimates
The preparation of a financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that could affect the amounts reported in the financial statement and accompanying notes. Actual results could materially differ from those estimates and assumptions.
Cash
The Fund considers all highly-liquid investments with a remaining maturity date from the date of initial purchase of three months or less to be cash. The Fund’s cash is maintained with State Street Bank and Trust Company.
Valuation of Portfolio Investments
The Fund intends to determine the fair value of its investment portfolio as of the close of the each regular trading session of the New York Stock Exchange. The Fund will calculate the net asset value (“NAV”) of its common shares of beneficial interest (“Common Shares”), by subtracting total liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of securities, plus

NORTHSTAR CORPORATE INCOME MASTER FUND

NOTES TO THE FINANCIAL STATEMENT (Continued)

cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund. The Fund’s assets and liabilities will be valued in accordance with the principles set forth below.
The Fund’s board of trustees (the “Board”) has approved the Fund’s Valuation Policies and Procedures (the “Valuation Policies and Procedures”) as of January 15, 2016 and the creation of a valuation committee (the “Valuation Committee”) which consists of personnel from the Adviser and OZ Credit Management. The Valuation Committee values the Fund’s assets in good faith pursuant to the Fund’s Valuation Policy (the “Valuation Policy”) and consistently applies valuation process, which was developed by the Board’s audit committee and approved by the Board. Portfolio securities and other assets for which market quotes are readily available will be valued at market value as provided by an independent pricing source. In circumstances where market quotes are not readily available, the Board has adopted policies and procedures for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to the Valuation Committee. On a quarterly basis, the audit committee of the Board will review the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluate whether such determinations were made in a manner consistent with the Fund’s Valuation Policies and Procedures. The Board will review and ratify such value determinations.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, (“ASC Topic 820”), issued by the Financial Accounting Standards Board, (“FASB”), clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset or liability, the Valuation Committee will seek to determine the price that would be received from the sale of the asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations will be based upon all available inputs that the Valuation Committee deems relevant, which may include indicative dealer quotes, independent third party pricing vendors, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statement will refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statement.
The Fund expects that its portfolio may consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available, (“OTC Security”). For purposes of calculating NAV, the Valuation Committee will use the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund will value such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party

NORTHSTAR CORPORATE INCOME MASTER FUND

NOTES TO THE FINANCIAL STATEMENT (Continued)

pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. Generally, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.
•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Valuation Committee in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Fund’s Board as described above. In making such determination, the Valuation Committee may rely upon valuations obtained from an independent valuation firm.

Revenue Recognition
Security transactions will be accounted for on their trade date. The Fund will record interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund will record dividend income on the ex-dividend date. The Fund will not accrue as a receivable interest or dividends on loans and securities if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount, and market discount will be capitalized and such amounts will be amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount will be recorded as income. Upfront structuring fees will be recorded as income when earned. The Fund will record prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency
Gains or losses on the sale of investments will be calculated by using the specific identification method. The Fund will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment including any unamortized upfront fees. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period. Net change in unrealized gains or losses on foreign currency will reflect the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.
Organization and Offering Costs
Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. Offering costs include, among other things, legal, accounting, printing and other costs pertaining to the preparation of the Fund’s Registration Statement on Form N-2.
Upon such time that the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”) becomes effective, the Adviser and Sub-Adviser, either directly or through their affiliates, will be entitled to receive equal reimbursement for costs each has paid on behalf of the Fund in connection with the Offering. The Fund will be obligated to reimburse the Adviser and Sub-Adviser, or their affiliates, as applicable, for organization and offering costs to a limit of 1.0% of aggregate proceeds from the Offering. The Fund will record organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. In addition, the Company will indirectly bear its pro rata portion of organization and offering costs incurred by the Fund based on its ownership of the Fund shares. As of January 31, 2016, these costs are not recorded in the financial statement of the Fund because the Advisory Agreement was not yet effective. The Advisory Agreements of the Company and the Fund, respectively, will become effective as of the date that the Companies’ registration statements are declared effective by the SEC.

NORTHSTAR CORPORATE INCOME MASTER FUND

NOTES TO THE FINANCIAL STATEMENT (Continued)

Income Taxes
The Fund intends to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. To maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed. The Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.
Uncertainty in Income Taxes
The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the financial statement. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations.
Distributions
Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Fund’s board of trustees and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a bi-monthly basis and pay such distributions on a monthly basis. From time to time, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed.
Indemnifications
In the normal course of business the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under the arrangements cannot be known; however, the Fund expects any risk of loss to be remote.
New Accounting Standards
Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statement.
3.   Related Party Arrangements
Compensation of the Adviser and Sub-Adviser
Pursuant to the Fund’s Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser will be entitled to a fee consisting of two components — the Management Fee and the Incentive Fee. The Adviser will engage OZ Credit Management to act as the Fund’s Sub-Adviser. The Sub-Adviser will be responsible for the day-to-day identification, recommendation, management and monitoring of investments for the Fund’s portfolio, subject to the investment criteria determined and approved from time to time by the Adviser at its sole discretion.

NORTHSTAR CORPORATE INCOME MASTER FUND

NOTES TO THE FINANCIAL STATEMENT (Continued)

The Companies will not incur a separate management fee or incentive fee under the Companies’ Advisory Agreement for so long as the Companies’ have a policy to invest all or substantially all of their net assets in the Fund, but the Companies and shareholders will be indirectly subject to the management fee and incentive fee.
The Adviser and Sub-Adviser are to each be reimbursed by the Fund, as applicable, for actual costs incurred in connection with providing administrative services to the Fund. Allocation of the cost of such services to the Fund may be based on objective factors such as total assets, revenues and/or time allocations.
Management Fee
The Management Fee will be calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters (and, in the case of the Fund’s first quarter, the gross assets as of such quarter-end). The Management Fee may or may not be taken in whole or in part at the discretion of the Adviser. All or any part of the Management Fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Adviser may determine. The Management Fee for any partial quarter will be appropriately prorated. The Fund’s sub-advisory agreement (the “Sub-Advisory Agreement”) provides that OZ Credit Management will receive a portion of the Management Fee and Incentive Fee payable to the Adviser under the Fund’s Advisory Agreement. On an annualized basis, the Sub-Adviser will be paid 50.0% of all fees payable to the Adviser under the Fund’s Advisory Agreement with respect to each year, which fees are payable to the Adviser quarterly in arrears.
Incentive Fee
The Incentive Fee will be calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on the Fund’s “adjusted capital” at the beginning of the most recently completed quarter, equal to 1.75% per quarter (7.00% annualized), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed to the Adviser under the Fund’s Advisory Agreement and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the offering and organization expenses and the Incentive Fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of Fund shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by distributions to investors that represent a return of capital and amounts paid in connection with repurchases of Fund shares pursuant to the Fund’s share repurchase program. The calculation of the Incentive Fee for each quarter will be as follows:
•
No Incentive Fee will be payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 1.75%;

•
100.0% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.1875% in any calendar quarter (8.75% annualized) will be payable to the Adviser. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.1875% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.1875% in any calendar quarter; and

NORTHSTAR CORPORATE INCOME MASTER FUND

NOTES TO THE FINANCIAL STATEMENT (Continued)

•
20.0% of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser).

On January 15, 2016, the Board approved both the Advisory and Sub-Advisory Agreement, respectively. No services have been performed by the Adviser and the Sub-Adviser under the Advisory and Sub-Advisory Agreement, respectively, and no fees or reimbursements have been earned or paid to date. Neither the Advisory nor the Sub-Advisory Agreement, respectively, will be effective unless and until the Companies’ registration statements are declared effective by the SEC.
Upon such time that the Advisory Agreement becomes effective, the Adviser and Sub-Adviser, either directly or through their affiliates, will be entitled to receive equal reimbursement for costs each has paid on behalf of the Fund in connection with the Offering. The Fund will be obligated to reimburse the Adviser and Sub-Adviser, or their affiliates, as applicable, for organization and offering costs to a limit of 1.0% of the aggregate proceeds from the Offering. The Fund will record organization and offering costs each period based upon an allocation determined by the expectation of total organization and offering costs to be reimbursed. As of January 31, 2016, these costs are not recorded in the financial statement of the Fund because the Advisory Agreement was not yet effective. The Advisory Agreement shall become effective as of the date that the Companies’ registration statements are declared effective by the SEC.
Distribution Support Agreement
Pursuant to a distribution support agreement (the “Distribution Support Agreement”) between the Fund and NorthStar Realty Finance Corp, (“NorthStar Realty”), a publicly-traded real estate investment trust (“REIT”) managed by an affiliate of the Adviser, and OZ Corporate Investors, LLC (“OZ Corporate”), an affiliate of the Sub-Adviser, NorthStar Realty and OZ Corporate have each agreed to purchase up to $5.0 million in Fund shares, of which $1.0 million will be contributed by each to the Fund as seed capital investments, totaling $10.0 million in Fund shares, from time to time at current NAV per Fund share. During any calendar month when the Distribution Support Agreement is effective, if the cash distributions exceed the net investment income for such calendar month (“Distribution Shortfall”), NorthStar Realty and OZ Corporate will each purchase 50% of any shares required in order to cover the Distribution Shortfall up to an amount equal to a 7.0% cumulative, non-compounded annual return on Fund’s shareholders’ invested capital prorated for such month. Notwithstanding NorthStar Realty and OZ Corporate pursuant to the Distribution Support Agreement, the Fund will not be required to pay distributions to the Fund shareholders, including the Companies, at a rate of 7.0% per annum or at all. Distributions funded from offering proceeds pursuant to the Distribution Support Agreement may constitute a return of capital. The Distribution Support Agreement expires at the earlier of: a) two years from the date on which the Companies commences the offering; b) the date upon which neither the Adviser nor its affiliate is serving as the Fund’s Adviser; or c) the date upon which neither the Sub-Adviser nor its affiliate is serving as the Fund’s Sub-Adviser. On January 15, 2016, the Board approved the Distribution Support Agreement.
Capital Contribution by NorthStar Realty and OZ Corporate
On January 27, 2016, NorthStar Realty and OZ Corporate each contributed $1,000,000 to purchase 111,111 common shares of the Fund at $9.00 per share.
4.   Subsequent Events
The management of the Fund has evaluated events and transactions through February 10, 2016, and has determined that there are no material events that would require adjustment to or disclosure in the Fund’s financial statement.

Appendix A — Subscription Agreement
NorthStar CORPORATE INCOME 877.940.8777 NorthStarSecurities.com/Corporatelncome Subscription Agreement Instructions to Investors Fund-T PROSPECTUS DATED Please carefully read the Prospectus of NorthStar Corporate Income Fund-T (the Fund), as supplemented to date, before deciding to invest in shares of beneficial interest, par value of  $0.001 per share, of the Fund (the Shares). Any person(s) desiring to subscribe should complete, execute and deliver the Subscription Agreement and payment in accordance with the instructions set forth below. Please print in ballpoint pen or type the information. The dealer manager or person designated by the dealer manager will send each shareholder a confirmati on of his or her purchase after they have been admitted as a shareholder.1. Investment A minimum investment of  $4,000 Is required. A check for the full purchase price of the shares subscribed for should be made payable to "NorthStar Corporate Income Fund-T." Shares may be purchased only by persons meeting standards et forth under the
Section of the Prospectus entitled "Investor Suitability." Please indicate the state in which the sale was made. If this is an initial investment, please check the box indicating it as such. Otherwise, please check the "Additional Purchase" box. A completed Subscription Agreement is required for each initial investment. 2. Form of Ownership Please check the appropriate box to indicate the type of entity or type of individuals subscribing. Corporation: An authorized officer must sign. Articles of incorporation must be provided. Partnership: Identify whether the entity is a general or limited partnership. Each general partner must be identified and must sign. In the case of an investment by a general partnership, all partners must sign. Title and signature pages of the partnership agreement must be provided. Estate: The personal representative must sign and letters of testamentary or letters Plan, 401K, PSP and Trust: Each trustee must sign. For a trust, please of administration or a small estate affidavit must be provided. Partnership: Identify whether the entity is a general or limited partnership. Each general partner must be identified and must sign. In the case of an investmentby a general partnership, all partners must sign. Title and signature pages of the partnership agreement must be provided. provide the title and signature pages of the trust or a trust certification form. Individual Owner: Owner must sign. Joint Tenant With Rights of Survivorship: Each joint tenant must sign. Community Property: All parties must sign. IRAs and KEOGHs: The owner and officer (or other authorized signer of the custodian of the account must sign. The address of the custodian must be provided to receive checks and other pertinent information regarding the investment. Tenants in Common and Tenants by Entirety: Each tenant must sign. Uniform Gift To Minors Act (UGMA) or Uniform Transfers To Minors Act (UTMA): The person named as the custodian of the account must sign (this may or may not be the minor's parent). Only one child is permitted in each investment under UGMA or VfMA. In addition, designate the state under which the UGMA or UTMA has been formed.

3. Investor Registration Information Please enter the exact name in which the Shares are to be held. For joint tenants with a right of survivorship, tenants-in-common or tenants-by-entirety, include the names of each investor. In the case of partnerships or corporations, include the name of an authorized officer. Trusts should include the name of each trustee. All investors must complete the space provided for taxpayer identification number or social security number. By signing in Section 6, the investor(s) is/are certifying that the taxpayer or social security number(s) is/are correct. Enter the residential address, mailing address, if applicable, and telephone number(s) of the registered owner(s) of this investment. In the case of a qualified plan or trust, this will be the address of the trustee. 4. Distribution Information Complete this section to enroll in the DRP. to elect to receive distributions by direct deposit and/or to elect to receive distributions by check. If you elect direct deposit, you must attach a voided check with this completed Subscription Agreement. You can choose to have all or a portion of your distributions reinvested through the DRP. You must indicate the percentage of each distribution to be applied to each option selected and the sum of DRP and cash allocations must equal 100%. (If you do not complete this section, cash distributions will be paid to the custodian for custodial accounts or the registered owner at the address in Section 3 for non-custodial accounts.) 5. Go Paperless Please indicate if you authorize the Fund to provide its reports and updates to you by making such information available on its website, www.NorthStarSecurities.com and notifying you via the e-mail address listed here or in Section 3 when such reports are available. I understand that I may receive paper documents at any time by visiting www.NorthStarSecurities.com and clicking on Investor Login to login to my account to change my selections. 6. Subscriber Signatures Please separately initial each representation made by the investor(s) where indicated. Except in the case of fiduciary accounts, the investor(s) may not grant any person a power of attorney (POA) to make such representations on such investor's behalf. An Attorney-in-Fact signing on behalf of the investor(s) pursuant to a POA represents by their signature that they are acting as a fiduciary for the investor(s). Please complete this section so that the Fund and your broker-dealer can assess Whether your subscription is suitable given your financial condition. Each investor agrees that, if he or she does not meet the minimum Income and net worth standards, he or she will notify in writing the Fund and the broker-dealer named in the Subscription Agreement. 7. Broker-Dealer/Registered Representative/Registered Investment Advisor Information This Section is to be completed by the registered representative or registered investment advisor AND the broker-dealer. 8. Payment Instructions Payment may be made by check or wire transfer. The signed Subscription Agreement, which has been delivered with the Prospectus, together with a check for the full purchase price, should be delivered or mailed to your broker-dealer or authorized principal for their signature. Completed Subscription Agreement and payment can then be mailed via Regular or Overnight Delivery to the address in Section 8.NSOOAFOAATEINCOME-FUND-T-INST_01.2G16

NorthStar
CORPORATE INCOME

877.940.8777
NorthStarSecurities.com/CorporateIncome

Subscription Agreement

NorthStar Corporate Income Fund-T (the Fund)

XXXX

☐☐ State of Sale

$ ________ Investment Amount

☐ Initial Investment (min. is $4,000)

☐ Additional Purchase (min. is $500)

☐ Check this box if investor is purchasing through a Registered Investment Advisor (RIA) or participating in a wrap account or fee-only account approved by the broker-dealer, RIA or bank acting as a trustee, fiduciary, or similar entity, or an employee of a broker-dealer (including spouse, parent or minor child of employee).

2. Form of Ownership

☐ Corporation[1] ☐ Partnership[2] ☐ Estate[3] ☐ Pension Plan ☐ KEOGH Plan

☐ 401K ☐ PSP ☐ Trust:[4] date__________ ☐ Other: please specify__________________________

Name of Trust/Corporation/Plan/Other

SSN or TIN of Trust/Corporation/Plan/Other

☐ Individual ☐ Individual TOD[5] ☐ Joint Tenant (with rights of survivorship) ☐ Joint Tenant TOD[5] (with rights of survivorship) ☐ Community Property

☐ Traditional IRA ☐ SEP IRA ☐ Simple IRA ☐ Beneficiary IRA[6] ☐ Roth IRA

5) Fill out Transfer on Death form to effect designation. Transfer on Death form available on www.NorthStarSecurities.com/CorporateIncome.
6) Please include deceased person's name, SSN, date of birth and date of death in Section 3 under Co-Investor/Co-Trustee.

Custodian[7] or Third Party Administrator Information[8] (if applicable)

Name of Custodian/Third Party Administrator

Mailing Address

City

State

Zip Code

Custodian/Third Party Administrator Telephone Number

Custodian TIN

Custodian Account Number

7) The Custodian must sign and provide a Medallion Signature Guarantee in Section 6.
8) The Third Party Administrator will be set up as an Interested Party and will receive copies of Trade Confirmations and Statements.

NorthStar CORPORATE INCOME 877.940.8777 NorthStarSecurities.com/Corporatelncome Subscription Agreement NorthStar Corporate Income Fund-T (the Fund)1.Investment Make checks payable to NorthStar Corporate Income Fund-Txxxx State of Sale Investment Amount InitialInvestment (min is $4,000)AdditionalPurchase (min.is $500) Check thisboxIfInvestor is purchasing through a RegisteredInvestment Advisor (RIA) or participatingIn a wrapaccount or fee-only account approved by thebroker-dealer,RIA or bankactingas a trustee,fiduciary,or similar entity, or an employee of abroker-dealer (includingspouse,parent or minor child of employee).2.Form of Ownership Corporation D Partnership Estate Pension Plan KEOGH Plan 401KPsP Trust: date Other:please specify Name of Trust/CorporationiPian/OtherSSN or TIN of Trust/Corporation/Plan/OtherRequired documentation:1)Articles of incorporation.2)Title andsignaturepages of the partnership agreement. 3) letters of testamentary or letters of administration or a smallestate affidavit 4)Title and signature pages of the trust or a trust certification form. Individual Individual TOD5 Joint TenantJoint Tenant TOD5 Community Property(with rights of survivorship)(with rights of survivorship) TraditionalIRAsEPIRAsimpleiRA Beneficiary IRA6 Roth IRA Terantsin Common Tenants by Entirety UGMA: state of UTMA: state of 5) Filout Transfer onDeath form to effect designation.Transfer on Death form available on www.NorthStarSecurities.comJCorporatelncome.6) Pleaseinclude deceasedpersons name,SSN,date of birth anddate of deathinSection 3under Co-Investor/Co-Trustee. Custodian7 or Third Party Administrator Information (if applicable) Name of Custodian/Third Party Administrator Mailing Address City State Zip Code Custodian/Third Party Administrator Telephone Number Custodian TIN Custodian Account Number 7)The Custodianmust sign andprovide a Medallion Signature Guarantee in Section 6. 8)The Third Party Administrator willbe set upas anInterested Party and willreceive copies of Trade Confirmations and Statements.

3. Investor Registration Information

Investor/Trustee/Authorized Signer

SSN/TIN

DOB (mm/dd/yy)

☐ Non U.S. Citizen

Country of Citizenship

Co-Investor/Co-Trustee/Co-Authorized Signer

SSN/TIN

DOB (mm/dd/yy)

DOD (mm/dd/yy for Beneficiary IRA)

☐ Non U.S. Citizen

Country of Citizenship

Daytime Telephone

Evening Telephone

Residential Address (no P.O. Boxes)

City

State

Zip Code

Mailing Address (if different from above)

City

State

Zip Code

E-mail

4. Distribution Information

Distribution Reinvestment Plan (DRP)* %

* In the event that the DRP is not offered for a distribution, your distribution will be sent by check to the address in Section 4 or your Custodian for deposit in your Custodial account cited in Section 3.

Cash Distribution (Choose One Only)

Cash: Send check to my Custodian in Section 3. (custodian accounts only) %

Cash: Send check to the address in Section 4. (non-custodian accounts only) %

Cash: Send check to a third party - **fill out information to the right.** (non-custodian accounts only) %

Cash: Direct Deposit via ACH - **fill out information to the right.** (non-custodian accounts only) %

Total of DRP and Cash **100%**

Financial Institution/Third Party

Address

City

State

Zip Code

ABA Routing Number (Direct Deposit via ACH only)

Account Number

☐ Checking ☐ Savings (attach a voided, pre-printed check or deposit slip)

☐ Brokerage/Other (send check to a third party only)

5. Go Paperless

initials

E-mail

3. Investor Registration Information Investor/Trustee/Authorized Signer SSN/TIN DOB(mm/dd/yy) Non U.S.Citizen ResidentialAddress (noP.O. Boxes)City Country of Citizenship State Zip Code Co-Investor/Co-Trustee/Co-Authorized Signer SSN/TIN DOB(mm/dd/yy)DOD(mm/dd/yy for Beneficiary IRA) Non U.S.Citizen Country of Citizenship Mailing Address (if different from above) City StateZip Code E-mail Daytime Telephone Evening Telephone 4.Distribution Information Distribution Reinvestment Plan (DRP)%In the event that the ORPis not offered for a distribution,your distribution willbe sent by check to the addressInSection4 or your CUstodian for deposit In your Custodialaccount citedInSection 3. Cash Distribution (Choose One Only) cash:send check to my Custodianin section 3. (custodianaccounts only) Fill outinformation below If you checked Cash:Send check to a third party or Cash:Direct Deposit via ACH. Financial institution/third Party Address City Cash:Send check to the address in Section 4.(non-custodianaccounts only) State Zip
Code Cash:send check to a third party - fill outinformation to the right.(non-custodianaccounts only)cash:Direct Deposit via ACH - fillout information to the right. (non-custodianaccounts only) ABA Routing Number (Direct deposit viaACH only)Account NumberTotalof DRP and Cash Checking Savings(attach a voided,pre-printed clleck or deposit slip)Brokerage/Other(sendcheck to a thirdpartyonly) 5. Go Paperless initials E-mail In lieu of receiVIng paper documents, I authorize the Fund to make available on its website,www.NorthStarSecurities.com: quarterly investor statements, semi-annual reports, annual reports, proxy statements, prospectus supplements or other documents required to be delivered to me, as well as any Investment or marketing updates and to notify me via the e-mail address listed here or in Section 3 when such reports are available. I understand that I may receive paper documents by visiting www.NorthStarSecurities.com and clicking on Investor Login to login to my account to change my selections.E-delivery does not include New Account Statements or Trade Confirmations.

6. Subscriber Signatures

INVESTOR INITIALS	CO-INVESTOR INITIALS	ALL REPRESENTATIONS (A-F) MUST BE INITIALED
a.		a. I received a final prospectus of the Fund, wherein the terms and conditions of the offering are described, 5 business days in advance of the date hereof.
b.		b. I certify that I have (i) a net worth (exclusive of home, home furnishings and automobiles) of $250,000 or more; or (ii) a minimum net worth (as previously described) of at least $70,000 AND a minimum of $70,000 annual gross income.
c.		c. I have accepted the terms and conditions of the Fund's Declaration of Trust and Bylaws
d.		d. I am purchasing Shares for my own account and acknowledge that the investment is not liquid.
e.		e. I declare that the information supplied is true and correct and may be relied upon by the Fund.
f.		f. I acknowledge that I will not be admitted as a shareholder until my investment has been accepted. The acceptance process includes, but is not limited to, reviewing the Subscription Agreement for completeness and signatures as well as payment of the full purchase price of the Shares.
		Net worth should be calculated exclusive of homes, furnishings and personal automobiles.

Taxpayer Identification Number Certification (required):

Each investor signing below, under penalties of perjury, certifies that: (1) The number shown in the Investor Social Security Number(s)/Taxpayer Identification Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a resident alien). **NOTE: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.**

Signature of Investor/Trustee/Authorized Signer

Date

Signature of Co-Investor/Co-Trustee/Co-Authorized Signer/Custodian

Date

When signing as a custodian, a Medallion Signature Guarantee is required.

Medallion Signature Guarantee

6. Subscriber Signatures Please intial each of the representations below.In the case of joint investors or fiduciaries,each investor must initial. Except in the case of fiduciary accounts, you may not grant any person a power of attorney (POA) to make such representations on your behalf.An Attorney-in-Fact signing on behalf of theinvestor(s)pursuant to a POA represents by their signature that they areacting as afiduciary for the westor.Inorder to induce the Fund to accept this subscription,I hereby warrant that:INVESTOR INITIALS CO-INVESTORINITIALS ALL REPRESENTATIONS(A-F) MUST BE INITIALED a Ireceiveda finalprospectus of theFund,wherein the terms and conditions of the offeringare described,5business days In advance of the date hereof.b. Icertify thatI have (i) anet wcrtf1(exclusive of hOme,home furnishings andautomobiles) of  $250,000 or more;or(ii) a minimum net worth (as previously described) of atleast $70,000 AND a minimumof  $70,000 annualgross income c. Ihave accepted the terms and conditions of theFunds Declarationof
Trust ard Bylaws d. Iam purchasingShares for my ownaccount andacknowledge that theinvestment is not liquid.e. Ideclare that the information supplied is true and correct and mayberelied upon by the Fund. f. Iacknowledge thatI will not be admitted as a shareholder untilmy investment has been accepted.The acceptanceprocess includes,but isnot limited to,reviewing the SubSaiption Agreement for completeness and signatures as well aspayment of the fullpurchase price of the Shares.Net worthshould be calculated exclusive of homes,furnishings and poersonalautomobiles.a.b.c.d.e.f. Taxpayer Identification Number Certification (required): Each investor signing below, under penalties of perjury,certifies that: (1) The number shown in the Investor Social Security Number(s)/Taxpayer IdentifiCation Number field in Section 3 of this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) Iam not subject to backup withholding because: (a) I am exempt from backup withholding,or (b) Ihave not been notified by the Internal Revenue Service RS) that I am subject to backup withholding as a result of a failure to report all interest or dividends,or (c) the IRS has notified me that Iam nolonger subject to backup withholding,and (3) Iam a U.S.person (including a resident alien).NOTE: You must cross out item (2) above ifyou have been notified by the IRSthat youare currently subject to backup wlithholdlng because you havefailed to report allInteres-t and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backupwithholding. Signature of Investor/Trustee/AuthoriZed Signer Date Signatureof Co-lnvestor/Co-Trustee/Co-AuthorizedSigner/Custodian Date When signingas a custodan,a Medallion Signature Guarantee Is required. Medallion Signature Guarantee

Broker-Dealer/RIA Firm

Registered Representative/RIA

Registered Representative #/Branch #

Mailing Address

City

State

Zip Code

E-mail

Telephone

Facsimile

The undersigned confirm that they (i) have reasonable grounds to believe that the information and representations concerning the investors identified herein are true, correct and complete in all respects; (ii) have discussed such investor's prospective purchase of Shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (iv) have delivered a current Prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these Shares for its own account; and (vi) have fully complied with the suitability requirements pursuant to FINRA Rule 2111, including having a reasonable basis to believe that a recommended transaction or investment strategy is suitable for the investor, based on the investor's profile, which includes, but is not limited to, the investor's age, other investments, financial situation and needs, tax status, investment objectives, investment experience, investment time horizon, liquidity needs, risk tolerance, and any other information the investor may disclose in connection with such recommendation. The undersigned attest that the RR/RIA and the Broker-Dealer/RIA Firm are subject to the USA PATRIOT Act. In accordance with Section 326 of the Act, the RR/RIA and the Broker-Dealer/RIA Firm have performed a Know Your Customer review of each investor who has signed this Subscription Agreement in accordance with the requirements of the Customer Identification Program. The undersigned registered representative further represents and certifies in connection with this subscription for shares, that he or she has complied with and has followed all of his or her firm's current policies and procedures for obtaining principal approval. I understand this subscription agreement is for NorthStar Corporate Income Fund-T.

RIAs must complete the following:

Registered Representatives must complete the following:

I hereby certify that I hold a Series 7 or Series 62 FINRA license and I am registered in the following state in which this sale was completed.

State

Signature of Registered Representative/RIA

Signature of Broker-Dealer or RIA Firm/Authorized Principal
(if required by Broker-Dealer)

Date

Date

8. Payment Instructions

Wire transfers - Please reference subscriber's name.

NSCORPORATEINCOME-FUND-T-SUBDOC_01.2016

7. Broker-Dealer/Registered Representative/Registered Investment Advisor Information (All fields must be complete) The Registered Representative (RR) or RIA must sign below to complete the order.Anauthorized principal of the broker-dealer or RIA firm must sign below if required by such broker-dealer or RIA firm.The RR or RIA and BD hereby warrants thatis duly licensed and may lawfully sell Shares ilthe state designated as the investor's legal residence, or the statein which the sale was made, if different. Broker-Dealer/RIA Firm Registered Representative/RIA Mailing Address State Zip Code Telephone Registered Representative #/Branch # City E-mail Facsimile The undersigned confirm that they (i) have reasonable grounds to believe that the informationand representationsconcerning the investors identified herein are true,correct and complete in allrespects;(ii)have discussed such investor'sprospective purchase of Shares with such investor; (ii)have advised such investor of allpertinent facts withregardto the lack ofliquidity and marketability of the Shares; (iv)
have delivered a current Prospectus and related supplements, if any,to such investor;(v) have reasonable grounds to believe that the investor is purchasing these Shares for its own account;and (vi) have fully complied with the suitability requirements pursuant toFINRA Rule 2t11,including having a reasonable basis to believe that a recommended transaction or investment strategy is suitable for the investor, based on the investor's profile,which includes, but is not limited to,the investor's age, other investments, financialsituation and needs,tax status,investment objectives, investment experience.investment time horizon, liquidity needs,risk tolerance,and any other information theinvestor may disclose in connection with such recommendation.The undersigned attest that the RR/IRIA and the Broker-Dealer/RIA Firm are subject to the USA PATRIOT Act.In accordance with Section 326 of the Act,theRR/IRIA andthe Broker-Dealer/RIA Firm have performedaKnow Your Customer review of each investor whohas signed thisSubscriptionAgreement in accordance with the requirements of the Customer Identification Program. he undersignedegistered representative further represents andcertifies in connectionwith this subscription for shares,that he or she has complied with and has followed all of his or her firm'scurrent policies and procedures for obtaining principalapproval.Iunderstand this subscription agreement is for NorthStar CorporateIncome Fund-T. RIAs must complete the following: Check only if investmentis made through the RIAin its capacity as an RIA and not in its capacity as a Registered Representative, if applicable,whose agreement with the investor includes a fixed or wrap fee feature for advisory and related brokerage services.lf an owner or any member of the RIA firm is a FINRA-licensed Registered Representative affiliated with a broker-dealer,the transaction should be conducted through that broker-dealer,ot through the RIA. Registered Representatives must complete the following: Ihereby certify that Ihold a Series 7 or Series 62 FINRAlicense and I am registered in the following state in which this sale was completed. State Signature of Registered Representative/RIA Date Signature of Broker-Dealer or RIA Arm/Authorized Principal (if required byBroker-Dealer) Date 8. Payment Instructions By mail- Checks should be made payable to NorthStar Corporate Income Fund-T.Forward the Subscription Agreement and payment to: Regular mail NorthStar Corporate Income Fund-T c/o DST Systems,Inc. P.O.Box 219923 Kansas City, MO 64121-9923 Express/Overnight delivery NorthStar Corporate Income Fund-T c/o DST Systems,Inc. 430 West 7th Street Kansas City,MO 64105-140 Wire transfers - Please reference subscriber's name. UMB Bank, N.A. ABA Routing Number - xxxxxxxxxx Account Number - xxxxxxxxxx Reference - NorthStar Corporate Income Fund-T NSCORPORATINCOME-FUND-T-SUBDOC_01.2016

Maximum Offering of 20,000,000 Common Shares
NorthStar Corporate Income Fund-T
PROSPECTUS
           , 2016

PART C
Other Information
Item 25.   Financial Statements and Exhibits
(1)
Financial Statements

NorthStar Corporate Income Fund-T

Report of Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities as of January 31, 2016.
Notes to the Financial Statement.

NorthStar Corporate Income Master Fund

Report of Independent Registered Public Accounting Firm.
Statement of Assets and Liabilities as of January 31, 2016.
Notes to the Financial Statement.

(2)
Exhibits

(a)(1)	Certificate of Trust of the Registrant.(3)
(a)(2)	Amended and Restated Declaration of Trust of the Registrant.(1)
(b)	Bylaws of the Registrant.(4)
(d)	Form of Subscription Agreement.(1)
(e)	Distribution Reinvestment Plan.(4)
(g)(1)	Form of Master Fund Investment Advisory Agreement.(1)
(g)(2)	Form of Fund Investment Advisory Agreement.(1)
(g)(3)	Form of Master Fund Investment Sub-Advisory Agreement.(4)
(g)(4)	Form of Fund Investment Sub-Advisory Agreement.(4)
(h)(1)	Form of Dealer Manager Agreement.(1)
(h)(2)	Form of Participating Dealer Agreement.(1)
(j)	Master Custodian Agreement.(1)
(k)(1)	Form of Master Administration and Accounting Agreement.(1)
(k)(2)	Form of Distribution Support Agreement.(4)
(k)(3)	Distribution and Shareholder Servicing Plan.(4)
(k)(4)	Form of Agreement to Limit Reimbursements to Adviser.(1)
(k)(5)	Seed Capital Investment Agreement.(1)
(l)	Opinion of Morris, Nichols, Arsht & Tunnell LLP.(1)
(n)(1)	Consent of Sutherland Asbill & Brennan LLP.(1)
(n)(2)	Consent of Independent Registered Public Accounting Firm.(1)
(r)(1)	Joint Code of Ethics of the Registrant and the Adviser.(4)
(r)(2)	Code of Ethics of the Sub-Adviser.(4)

(1)
Filed herewith.

(2)
To be filed by amendment.

(3)
Incorporated by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-208211 and 811-23116), filed on November 25, 2015.

(4)
Incorporated by reference to the Registrant’s registration statement on Form N-2 (File Nos. 333-208211 and 811-23116), filed on January 20, 2016.

Item 26.   Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
Item 27.   Other Expenses of Issuance and Distribution
SEC registration fee	$19,070
FINRA filing fee	$28,906
Accounting fees and expenses	$180,000
Legal fees and expenses	$400,000
Sales and advertising	$370,000
State notice filings	$60,000
Printing expenses	$380,000
Other – Transfer agent fees and administrative expenses	$400,000
Miscellaneous fees and expenses	$162,024
Total	$2,000,000

The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated and assume that the Registrant sells all of the shares being registered by this Registration Statement. All of the expenses set forth above shall be borne by the Registrant.
Item 28.   Persons Controlled by or Under Common Control
See “Management,” “Conflicts of Interest” and “Control Persons and Principal Holders of Securities” in the prospectus contained herein.
Item 29.   Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s capital stock at February 11, 2016:
Title of Class	Number of Record Holders
Common Shares, $0.001 par value	2
Preferred Shares, $0.001 par value	—
Item 30.   Indemnification
The information contained under the headings “Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses” and “Indemnification” is incorporated herein by reference.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.
The Registrant has agreed to indemnify the Dealer Manager and the Selected Broker-Dealers against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.
Item 31.   Business and Other Connections of Investment Advisers
A description of any other business, profession, vocation, or employment of a substantial nature in which NSAM B-CEF Ltd (“NSAM Adviser”) and each manager or executive officer of NSAM Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the sections entitled “Management of the Fund and the Master Fund” and “Portfolio Management.” Additional information regarding NSAM Adviser and its officers and managers is set forth in its Form ADV, as filed with the Securities and Exchange Commission, or the SEC, (SEC File No. 801-[]), and is incorporated herein by reference.
A description of any other business, profession, vocation, or employment of a substantial nature in which OZ Institutional Credit Management LP (“OZ Credit Management”) and each director or executive officer of OZ Credit Management who performs a policy-making function for OZ Credit Management in connection with the performance of its services under the Master Fund Sub-Advisory Agreement and the Fund Sub-Advisory Agreement is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the sections entitled “Management of the Fund and the Master Fund” and “Portfolio Management.” Additional information regarding the OZ Credit Management and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-81083), and is incorporated herein by reference.
Item 32.   Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Act, and the rules thereunder, are maintained at the offices of:
(1)
the Registrant, NorthStar Corporate Income Fund, 399 Park Avenue, 18th Floor New York, New York 10022;

(2)
the Transfer Agent, DST Systems, Inc, 1055 Broadway, 7th Floor, Kansas City, MO 64105;

(3)
the Custodian, State Street Bank and Trust Company; One Lincoln Street, Boston, MA 02111;

(4)
the investment adviser, NSAM B-CEF Ltd, 11 Waterloo Lane Pembroke HM 08 Bermuda

(5)
The investment sub-adviser, OZ Institutional Credit Management LP, 9 West 57th Street, 39th Floor, New York, NY 10019.

Item 33.   Management Services
Not Applicable.
Item 34.   Undertakings
The Registrant hereby undertakes:
(1)
to suspend the offering of shares until the prospectus is amended if   (i) subsequent to the effective date of this registration statement, the Registrant’s net asset value declines more than 10.0% from the Registrant’s net asset value as of the effective date of this registration statement, or (ii) the Registrant’s net asset value increases to an amount greater than the Registrant’s net proceeds as stated in the prospectus;

(2)
to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended, or the Securities Act;

(ii)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(3)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(4)
to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(5)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(6)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)
any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act [17 CFR 230.497];

(ii)
the portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii)
any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 11th day of February 2016.
NorthStar Corporate Income Fund-T
By:	/s/ Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Chief Executive Officer and President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Chairman of the Board of Trustees, Chief Executive Officer and President	February 11, 2016
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer and Treasurer	February 11, 2016
* Jonathan T. Albro	Trustee	February 11, 2016
* Michael M. Kassen	Trustee	February 11, 2016
* Jack F. Smith, Jr.	Trustee	February 11, 2016
* Donald C. Young	Trustee	February 11, 2016
/s/ Daniel R. Gilbert Attorney-in-fact pursuant to Power of Attorney		February 11, 2016

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Pre-Effective Amendment No. 2 to Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on this 11th day of February 2016.
NorthStar Corporate Income Master Fund
By:	/s/ Daniel R. Gilbert
Name:	Daniel R. Gilbert
Title:	Chief Executive Officer and President
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:
Signature	Title	Date
/s/ Daniel R. Gilbert Daniel R. Gilbert	Chairman of the Board of Trustees, Chief Executive Officer and President	February 11, 2016
/s/ Frank V. Saracino Frank V. Saracino	Chief Financial Officer and Treasurer	February 11, 2016
* Jonathan T. Albro	Trustee	February 11, 2016
* Michael M. Kassen	Trustee	February 11, 2016
* Jack F. Smith, Jr.	Trustee	February 11, 2016
* Donald C. Young	Trustee	February 11, 2016
By: /s/ Daniel R. Gilbert Attorney-in-fact pursuant to Power of Attorney		February 11, 2016

EXHIBIT INDEX
Ex-99(a)(2)	Amended and Restated Declaration of Trust of the Registrant
Ex-99(d)	Form of Subscription Agreement
Ex-99(g)(1)	Form of Master Fund Investment Advisory Agreement
Ex-99(g)(2)	Form of Fund Investment Advisory Agreement
Ex-99(h)(1)	Form of Dealer Manager Agreement
Ex-99(h)(2)	Form of Participating Dealer Agreement
Ex-99(j)	Master Custodian Agreement
Ex-99(k)(1)	Form of Master Administration and Accounting Agreement
Ex-99(k)(4)	Form of Agreement to Limit Reimbursements to the Adviser
Ex-99(k)(5)	Seed Capital Investment Agreement
Ex-99(l)	Opinion of Morris, Nichols, Arsht & Tunnell LLP
Ex-99(n)(1)	Consent of Sutherland Asbill & Brennan LLP
Ex-99(n)(2)	Consent of Independent Registered Public Accounting Firm